                                       GG5

                      Structural and Collateral Term Sheet
                          $3,989,119,000 (approximate)

                   GREENWICH CAPITAL COMMERCIAL FUNDING CORP.,
                                  AS DEPOSITOR

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-GG5

                   Greenwich Capital Financial Products, Inc.
                         Goldman Sachs Mortgage Company
                         Commerzbank AG, New York Branch
                              Mortgage Loan Sellers

                       Wachovia Bank, National Association
                                 Master Servicer

                               LNR Partners, Inc.
                                Special Servicer

                                October 17, 2005

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

GOLDMAN, SACHS & CO.                                [RBS Greenwich Capital LOGO]

                          Co-Lead Bookrunning Managers

BANC OF AMERICA SECURITIES LLC                        CREDIT SUISSE FIRST BOSTON
MORGAN STANLEY                                               WACHOVIA SECURITIES

GCCFC 2005-GG5

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

                              OFFERED CERTIFICATES

                                                   APPROX.
                                                    % OF                                ASSUMED
                                         APPROX.   CUT-OFF   WEIGHTED                    FINAL
                          CERTIFICATE     CREDIT     DATE     AVERAGE     PRINCIPAL     PAYMENT
CLASS   S&P   MOODY'S       BALANCE      SUPPORT   BALANCE    LIFE(1)     WINDOW(1)     DATE(1)   RATE TYPE
-----------------------------------------------------------------------------------------------------------

 A-1    AAA     Aaa     $  108,000,000   30.000%    2.514%     2.67      12/05 - 4/10     4/10       (5)
 A-2    AAA     Aaa     $  910,000,000   30.000%   21.187%     4.82      4/10 - 11/10    11/10       (5)
 A-3    AAA     Aaa     $   65,000,000   30.000%    1.513%     5.68      11/10 - 9/11     9/11       (5)
 A-4    AAA     Aaa     $  357,000,000   30.000%    8.312%     6.72       7/12 - 1/13     1/13       (5)
 A-AB   AAA     Aaa     $  139,000,000   30.000%    3.236%     7.64       9/11 - 2/15     2/15       (5)
 A-5    AAA     Aaa     $1,427,604,000   30.000%   33.238%     9.72       2/15 - 9/15     9/15       (5)
 A-M    AAA     Aaa     $  429,515,000   20.000%   10.000%     9.92      9/15 - 10/15    10/15       (5)
 A-J    AAA     Aaa     $  300,660,000   13.000%    7.000%     9.94     10/15 - 10/15    10/15       (5)
  B     AA      Aa2     $   96,641,000   10.750%    2.250%     9.94     10/15 - 10/15    10/15       (5)
  C     AA-     Aa3     $   37,583,000    9.875%    0.875%     9.94     10/15 - 10/15    10/15       (5)
  D      A       A2     $   80,534,000    8.000%    1.875%     9.94     10/15 - 10/15    10/15       (5)
-----------------------------------------------------------------------------------------------------------
  E     A-       A3     $   37,582,000    7.125%    0.875%     9.94     10/15 - 10/15    10/15       (5)
===========================================================================================================

                            NON-OFFERED CERTIFICATES

                                                        APPROX. %                              ASSUMED
                                             APPROX.   OF CUT-OFF   WEIGHTED                    FINAL
                              CERTIFICATE    CREDIT       DATE       AVERAGE     PRINCIPAL     PAYMENT
 CLASS      S&P   MOODY'S       BALANCE      SUPPORT    BALANCE      LIFE(1)     WINDOW(1)     DATE(1)    RATE TYPE
--------------------------------------------------------------------------------------------------------------------

F(2)       BBB+     Baa1    $   53,690,000    5.875%     1.250%        9.94    10/15 - 10/15    10/15        (5)
G(2)        BBB     Baa2    $   42,951,000    4.875%     1.000%        9.94    10/15 - 10/15    10/15        (5)
H(2)       BBB-     Baa3    $   48,321,000    3.750%     1.125%        9.94    10/15 - 10/15    10/15        (5)
J(2)        BB+     Ba1     $   21,476,000    3.250%     0.500%       10.01    10/15 - 11/15    11/15        (5)
K(2)        BB      Ba2     $   21,475,000    2.750%     0.500%       10.02    11/15 - 11/15    11/15        (5)
L(2)        BB-     Ba3     $   21,476,000    2.250%     0.500%       10.02    11/15 - 11/15    11/15        (5)
M(2)        B+       B1     $    5,369,000    2.125%     0.125%       10.02    11/15 - 11/15    11/15        (5)
N(2)         B       B2     $   16,107,000    1.750%     0.375%       10.02    11/15 - 11/15    11/15        (5)
O(2)        B-       B3     $   10,738,000    1.500%     0.250%       10.02    11/15 - 11/15    11/15        (5)
P(2)        NR       NR     $   64,427,368    0.000%     1.500%       10.17    11/15 - 8/18     8/18         (5)
XP(2, 3)    AAA     Aaa     $                  N/A        N/A          N/A           N/A         N/A     Variable IO
XC(2, 3)    AAA     Aaa     $4,295,149,368     N/A        N/A          N/A           N/A         N/A     Variable IO
--------------------------------------------------------------------------------------------------------------------
XK(2, 4)    NR       NR                N/A     N/A        N/A          N/A           N/A         N/A         (4)
====================================================================================================================

----------
(1)  As of the cut-off date, the weighted average life, principal window and assumed final payment date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS--Yield
     Considerations" in the prospectus supplement.

(2)  Not offered hereby. Any information provided herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(3)  The class XP and class XC certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class XP and class
     XC certificates as described in the prospectus supplement. The interest rate applicable to each component of the class XP and class XC certificates for each payment date will be as specified in the prospectus supplement.

(4)  The class XK certificates are entitled to receive exit fees, if any, received with respect to the Kalani Industrial loan.

(5)  For any payment date the pass-through rates on the class A-1, class A-2, class A-3, class A-4, class A-AB, class A-5, class A-M, class A-J, class B, class C, class D, class E, class F, class G, class H, class J, class K, class L, class M, class N, class O and class P certificates will equal one of (i) a fixed rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted if necessary to accrue on the basis of a 360-day year consisting of twelve 30-day months and amounts transferred into or out of the interest reserve account) as of their respective due dates in the month preceding the month in which the related payment date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average rate specified in clause (ii) or
     (iv) the weighted average rate specified in clause (ii) less a specified percentage.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -2-

GCCFC 2005-GG5

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS(1)

                                                                    TOTAL POOL
                                                                 ---------------
Initial mortgage pool balance.................................   $4,295,149,368
Number of mortgage loans......................................              173
Number of mortgaged properties................................              267
Percentage of investment grade shadow rated loans(2)..........              2.8%
Percentage of pari passu loans................................             13.0%
Weighted average underwritten debt-service-coverage
   ratio(3)(4)................................ ...............             1.46x
Maximum underwritten debt-service-coverage ratio(3)(4)........             4.31x
Minimum underwritten debt-service-coverage ratio(3)(4)........             1.12x
Weighted average cut-off date loan-to-value ratio(3)(4).......             72.6%
Maximum cut-off date loan-to-value ratio(3)(4)................             83.0%
Minimum cut-off date loan-to-value ratio(3)(4)................             28.8%
Average cut-off date principal balance........................   $   24,827,453
Maximum cut-off date principal balance........................   $  320,000,000
Minimum cut-off date principal balance........................   $    1,495,461
Weighted average mortgage interest rate.......................            5.394%
Maximum mortgage interest rate................................            6.980%
Minimum mortgage interest rate................................            4.730%
Percentage of initial pool balance of mortgage loans
   secured by mortgaged real properties occupied by a
   single tenant (certain of such single tenants may have
   one or more sub-tenants at such properties)................              9.2%

----------
(1)  Unless otherwise noted, the initial mortgage pool balance and all other financial and statistical information provided in this term sheet include the pari passu mortgage loans in the trust secured by the Maryland
     Multifamily Portfolio properties, the JQH Hotel Portfolio B properties, the
     Shaner Hotel Portfolio properties, the Wells Fargo Center property, the San
     Francisco Centre property and the Centra Portfolio properties (representing
     4.7%, 2.6%, 1.9%, 1.8%, 1.4% and 0.7%, respectively, of the initial mortgage pool balance) but do not include the related pari passu mortgage loans that are outside the trust nor, with respect to these or any other mortgage loans in a split loan structure, any related subordinate note. If any of the mortgage loans is secured by multiple properties, a portion of the principal balance of that mortgage has been allocated to each of those properties as set forth in Annex A to the prospectus supplement. All percentages of initial mortgage pool balances herein are based on allocated loan amounts with respect to mortgage loans secured by multiple properties.

(2)  Represents the San Francisco Centre and Imperial Valley mortgage loans
     (representing 1.4% and 1.4%, respectively, of the initial mortgage pool balance).

(3)  For the purpose of calculating underwritten debt-service-coverage ratios and loan-to-value ratios in this term sheet, the cut-off date principal balance for each mortgage loan in a split loan structure (x) includes the cut-off date principal balance of the pari passu mortgage loan in the trust plus the cut-off date principal balance of any pari passu mortgage loan that is outside the trust, and (y) excludes the cut-off date principal balance of any subordinate mortgage loan in that split loan structure. In the case of the mortgage loan secured by the Centra Portfolio properties, the pari passu A-2 note is a future funding obligation of GCFP.
     Underwritten debt-service-coverage ratios and loan-to-value ratios in this term sheet are calculated as if the $9,400,000 advance was funded.

(4)  With respect to the following mortgage loans, these calculations exclude earnouts, escrows or performance guarantees in the following amounts:
     Lynnhaven Mall -- $15,000,000, Doubletree--Bethesda, MD -- $16,500,000,
     Willowbrook Portfolio -- $1,000,000, Williamsburg Down -- $595,000, Grand
     Plaza -- $515,909, The Pointe Office/Retail Buildings -- $288,000, Martin
     Plaza Shopping Center -- $250,000, Addison Village -- $90,000.

                                 PROPERTY TYPES

                                   AGGREGATE
                    NUMBER OF    CUT-OFF DATE    % OF INITIAL                         WTD. AVG.
                    MORTGAGED      PRINCIPAL     MORTGAGE POOL                    CUT-OFF DATE LTV
  PROPERTY TYPE    PROPERTIES     BALANCE ($)       BALANCE      WTD. AVG. DSCR         RATIO
----------------   ----------   --------------   -------------   --------------   ----------------

Retail                  81      $1,515,542,079        35.3%           1.53x            68.8%
Office                  67       1,417,700,423        33.0            1.44x            74.7%
Hospitality             48         660,223,258        15.4            1.49x            72.2%
Industrial              46         377,575,118         8.8            1.21x            78.5%
Multifamily             16         259,899,968         6.1            1.43x            76.3%
Self-Storage             7          49,230,241         1.1            1.33x            73.6%
Mobile Home Park         2          14,978,281         0.3            1.36x            68.0%
                       ---      --------------       -----            -----            ----
                       267      $4,295,149,368       100.0%           1.46X            72.6%
                       ===      ==============       =====

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -3-

GCCFC 2005-GG5

MORTGAGE POOL CHARACTRISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                               PROPERTY LOCATIONS

                                  NUMBER OF   AGGREGATE CUT-OFF    % OF INITIAL                 WTD. AVG.
                                  MORTGAGED     DATE PRINCIPAL    MORTGAGE POOL   WTD. AVG.   CUT-OFF DATE
       PROPERTY LOCATION         PROPERTIES      BALANCE ($)         BALANCE         DSCR       LTV RATIO
------------------------------   ----------   -----------------   -------------   ---------   ------------

California                            50        $  801,653,414         18.7%        1.50x         68.1%
New York                               5           490,887,856         11.4         1.50x         71.4%
Virginia                              10           338,788,409          7.9         1.43x         67.2%
Texas                                 21           313,727,880          7.3         1.42x         75.8%
Maryland                              13           262,958,164          6.1         1.48x         70.7%
Florida                               25           184,306,060          4.3         1.36x         74.4%
Massachusetts                          5           160,169,708          3.7         1.71x         73.7%
Washington                             2           130,500,000          3.0         1.49x         79.3%
Pennsylvania                          17           121,560,873          2.8         1.30x         76.0%
Colorado                               8           118,996,443          2.8         1.48x         79.1%
Other (1)                            111         1,371,600,563         31.9         1.42x         74.9%
                                     ---        --------------        -----         -----         ----
                                     267        $4,295,149,368        100.0%        1.46X         72.6%
                                     ===        ==============        =====

----------
(1)  Includes 28 states, Washington, DC and Guam.

                         CUT-OFF DATE PRINCIPAL BALANCES

                                 NUMBER OF   AGGREGATE CUT-OFF    % OF INITIAL
     RANGE OF CUT-OFF DATE        MORTGAGE     DATE PRINCIPAL    MORTGAGE POOL
         BALANCES ($)              LOANS        BALANCE ($)         BALANCE
------------------------------   ---------   -----------------   -------------
Less than 2,500,001                   7        $   14,852,059          0.3%
2,500,001 - 5,000,000                39           151,609,491          3.5
5,000,001 - 7,500,000                21           131,364,165          3.1
7,500,001 - 10,000,000               28           246,853,335          5.7
10,000,001 - 15,000,000              23           278,400,100          6.5
15,000,001 - 20,000,000              10           172,088,108          4.0
20,000,001 - 25,000,000               5           112,590,727          2.6
25,000,001 - 50,000,000              20           733,321,641         17.1
50,000,001 - 75,000,000               7           445,007,707         10.4
75,000,001 - 100,000,000              5           398,888,627          9.3
100,000,001 - 150,000,000             3           325,770,000          7.6
150,000,001 - 200,000,000             2           397,000,000          9.2
200,000,001 - 320,000,000             3           887,403,409         20.7
                                    ---        --------------        -----
                                    173        $4,295,149,368        100.0%
                                    ===        ==============        =====

----------
The average Cut-off Date principal balance is $24,827,453.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -4-

GCCFC 2005-GG5

MORTGAGE POOL CHARACTRISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                 MORTGAGE RATES

                                 NUMBER OF   AGGREGATE CUT-OFF   % OF INITIAL
                                  MORTGAGE     DATE PRINCIPAL      MORTGAGE
  RANGE OF MORTGAGE RATES (%)      LOANS        BALANCE ($)      POOL BALANCE
------------------------------   ---------   -----------------   ------------
Less than 5.000                      19        $  668,449,145        15.6%
5.000 - 5.249                        46         1,238,581,505        28.8
5.250 - 5.499                        57         1,019,261,512        23.7
5.500 - 5.749                        26           807,253,532        18.8
5.750 - 5.999                        12           143,747,079         3.3
6.000 - 6.249                         5           137,734,910         3.2
6.250 - 6.499                         3            96,000,000         2.2
6.500 - 6.749                         3           145,933,879         3.4
6.750 - 6.999                         2            38,187,805         0.9
                                    ---        --------------       -----
                                    173        $4,295,149,368       100.0%
                                    ===        ==============       =====

----------
The weighted average Mortgage Rate is 5.394%.

                          DEBT-SERVICE-COVERAGE RATIOS

                                 NUMBER OF   AGGREGATE CUT-OFF   % OF INITIAL
                                  MORTGAGE     DATE PRINCIPAL      MORTGAGE
        RANGE OF DSCRS             LOANS        BALANCE ($)      POOL BALANCE
------------------------------   ---------   -----------------   ------------
Less than 1.20                       13        $  502,614,833        11.7%
1.20 - 1.2999                        37           640,119,579        14.9
1.30 - 1.3999                        42           842,882,825        19.6
1.40 - 1.4999                        33           896,130,573        20.9
1.50 - 1.5999                        17           320,646,096         7.5
1.60 - 1.6999                        13           748,718,797        17.4
1.70 - 1.7999                         6            51,004,001         1.2
1.80 - 1.8999                         2            65,022,820         1.5
2.00 - 2.2499                         6           155,963,713         3.6
2.25 - 2.4999                         3            68,046,130         1.6
4.00 - 4.9999                         1             4,000,000         0.1
                                    ---        --------------       -----
                                    173        $4,295,149,368       100.0%
                                    ===        ==============       =====

----------
The weighted average Debt-Service-Coverage Ratio is 1.46x.

                        CUT-OFF DATE LOAN-TO-VALUE RATIOS

                                 NUMBER OF   AGGREGATE CUT-OFF   % OF INITIAL
           RANGE OF               MORTGAGE     DATE PRINCIPAL      MORTGAGE
 CUT-OFF DATE LTV RATIOS (%)       LOANS        BALANCE ($)      POOL BALANCE
------------------------------   ---------   -----------------   ------------
Less than 55.01                       9        $  133,159,957         3.1%
55.01 - 60.00                         5            50,673,406         1.2
60.01 - 65.00                        15           488,053,471        11.4
65.01 - 70.00                        23           785,767,818        18.3
70.01 - 75.00                        53           741,717,669        17.3
75.01 - 80.00                        64         2,001,196,904        46.6
80.01 - 85.00                         4            94,580,145         2.2
                                    ---        --------------       -----
                                    173        $4,295,149,368       100.0%
                                    ===        ==============       =====

----------
The weighted average Cut-off Date LTV Ratio is 72.6%.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -5-

GCCFC 2005-GG5

MORTGAGE POOL CHARACTRISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                               AMORTIZATION TYPES

                                 NUMBER OF   AGGREGATE CUT-OFF   % OF INITIAL
                                  MORTGAGE     DATE PRINCIPAL      MORTGAGE
       AMORTIZATION TYPE           LOANS        BALANCE ($)      POOL BALANCE
------------------------------   ---------   -----------------   ------------
Interest Only, Then Amortizing       93        $2,078,961,884        48.4%
Interest Only                        20         1,309,770,000        30.5
Amortizing                           59           897,335,391        20.9
Fully Amortizing                      1             9,082,093         0.2
                                    ---        --------------       -----
                                    173        $4,295,149,368       100.0%
                                    ===        ==============       =====

                           ORIGINAL TERMS TO MATURITY

                                 NUMBER OF   AGGREGATE CUT-OFF   % OF INITIAL
       RANGE OF ORIGINAL          MORTGAGE    DATE PRINCIPAL       MORTGAGE
  TERMS TO MATURITY (MONTHS)       LOANS        BALANCE ($)      POOL BALANCE
------------------------------   ---------   -----------------   ------------
0 - 60                               21        $  918,971,609        21.4%
61 - 96                               8           402,765,000         9.4
109 - 132                           143         2,964,330,666        69.0
133 - 192                             1             9,082,093         0.2
                                    ---        --------------       -----
                                    173        $4,295,149,368       100.0%
                                    ===        ==============       =====

----------
The weighted average original term to maturity is 104 months.

                           REMAINING TERMS TO MATURITY

                                 NUMBER OF   AGGREGATE CUT-OFF   % OF INITIAL
      RANGE OF REMAINING          MORTGAGE     DATE PRINCIPAL      MORTGAGE
  TERMS TO MATURITY (MONTHS)       LOANS        BALANCE ($)      POOL BALANCE
------------------------------   ---------   -----------------   ------------
0 - 60                               21        $  918,971,609        21.4%
61 - 96                               8           402,765,000         9.4
109 - 130                           143         2,964,330,666        69.0
131 - 190                             1             9,082,093         0.2
                                    ---        --------------       -----
                                    173        $4,295,149,368       100.0%
                                    ===        ==============       =====

----------
The weighted average remaining term to maturity is 101 months.

                           ORIGINAL AMORTIZATION TERMS

                                 NUMBER OF   AGGREGATE CUT-OFF   % OF INITIAL
       RANGE OF ORIGINAL          MORTGAGE     DATE PRINCIPAL      MORTGAGE
  AMORTIZATION TERMS (MONTHS)      LOANS        BALANCE ($)      POOL BALANCE
------------------------------   ---------   -----------------   ------------
Interest Only                        20        $1,309,770,000        30.5%
151 - 240                             1             9,082,093         0.2
241 - 360                           151         2,954,304,936        68.8
601 - 730                             1            21,992,340         0.5
                                    ---        --------------       -----
                                    173        $4,295,149,368       100.0%
                                    ===        ==============       =====

----------
The weighted average original amortization term is 355 months.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -6-

GCCFC 2005-GG5

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                       REMAINING STATED AMORTIZATION TERMS

                                                AGGREGATE
                                 NUMBER OF    CUT-OFF DATE    % OF INITIAL
        RANGE OF REMAINING        MORTGAGE      PRINCIPAL       MORTGAGE
  AMORTIZATION TERMS (MONTHS)      LOANS       BALANCE ($)    POOL BALANCE
------------------------------   ---------   --------------   ------------
Interest Only                        20      $1,309,770,000       30.5%
  151 - 240                           1           9,082,093        0.2
  241 - 360                         151       2,954,304,936       68.8
  601 - 730                           1          21,992,340        0.5
                                    ---      --------------      -----
                                    173      $4,295,149,368      100.0%
                                    ===      ==============      =====

----------
The weighted average remaining amortization term is 354 months.

                                    LOCKBOXES

                                                AGGREGATE
                                 NUMBER OF    CUT-OFF DATE    % OF INITIAL
                                  MORTGAGE      PRINCIPAL       MORTGAGE
         LOCKBOX TYPE              LOANS       BALANCE ($)    POOL BALANCE
------------------------------   ---------   --------------   ------------
Hard                                 48      $2,827,810,514       65.8%
Soft                                 13      $  455,924,600       10.6%

                                  ESCROW TYPES

                                                AGGREGATE
                                 NUMBER OF    CUT-OFF DATE    % OF INITIAL
                                  MORTGAGE      PRINCIPAL       MORTGAGE
        ESCROW TYPE(1)             LOANS       BALANCE ($)    POOL BALANCE
------------------------------   ---------   --------------   ------------
TI/LC(2)                             98      $1,641,830,266       49.6%
Real Estate Tax                     153      $3,147,951,279       73.3%
Insurance                           143      $2,569,724,321       59.8%
Replacement Reserve                 140      $2,570,320,483       59.8%

----------
(1)  Includes initial and ongoing reserves and escrows.

(2)  The statistical information for the TI/LC Reserve percentage of initial mortgage pool balance does not include mortgage loans secured by hospitality, multifamily or self-storage properties.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -7-

GCCFC 2005-GG5

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                          PREPAYMENT PROVISION SUMMARY

                                                AGGREGATE
                                 NUMBER OF    CUT-OFF DATE    % OF INITIAL
                                  MORTGAGE      PRINCIPAL       MORTGAGE
        PREPAYMENT TYPE            LOANS       BALANCE ($)    POOL BALANCE
------------------------------   ---------   --------------   ------------
Lockout/Defeasance                  159      $4,125,301,380       96.0%
Lockout/Greater 1% or Yield          12         130,047,988        3.0
Maintenance
Lockout/Greater 1% or Yield           1          31,500,000        0.7
Maintenance/Fee
Lockout/Declining Fee                 1           8,300,000        0.2
                                    ---      --------------      -----
                                    173      $4,295,149,368      100.0%
                                    ===      ==============      =====

                        MORTGAGE POOL PREPAYMENT PROFILE

                                                                          % OF
                                                            % OF        REMAINING        % OF
                                            AGGREGATE     REMAINING     MORTGAGE      REMAINING
                                  MONTHS    BEGINNING     MORTGAGE        POOL         MORTGAGE          % OF
                                  SINCE     PRINCIPAL   POOL BALANCE    BALANCE -    POOL BALANCE     REMAINING
                                 CUT-OFF   BALANCE(1)     -LOCKOUT/       YIELD      - PREPAYMENT    MORTGAGE POOL
             DATE                  DATE    (MILLIONS)    DEFEASANCE    MAINTENANCE      PENALTY     BALANCE - OPEN   % TOTAL
------------------------------   -------   ----------   ------------   -----------   ------------   --------------   -------

December 2005                        1       $4,295        100.0%          0.0%          0.0%             0.0%         100%
December 2006                       13       $4,281        100.0%          0.0%          0.0%             0.0%         100%
December 2007                       25       $4,262         98.0%          2.0%          0.0%             0.0%         100%
December 2008                       37       $4,236         96.5%          3.3%          0.2%             0.0%         100%
December 2009                       49       $4,201         96.5%          2.6%          0.9%             0.0%         100%
December 2010                       61       $3,276         97.7%          2.3%          0.0%             0.0%         100%
December 2011                       73       $3,203         97.7%          2.3%          0.0%             0.0%         100%
December 2012                       85       $2,826         96.9%          2.6%          0.0%             0.5%         100%
December 2013                       97       $2,770         97.4%          2.6%          0.0%             0.0%         100%
December 2014                      109       $2,726         97.0%          2.6%          0.0%             0.4%         100%
December 2015                      121       $   27          9.9%          0.0%          0.0%            90.1%         100%
December 2016                      133       $    2        100.0%          0.0%          0.0%             0.0%         100%
December 2017                      145       $    1        100.0%          0.0%          0.0%             0.0%         100%
December 2018                      157       $    0          0.0%          0.0%          0.0%             0.0%         100%

----------
(1)  Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity and that all earnout amounts were released to the borrower. Otherwise calculated based on maturity assumptions to be set forth in the prospectus supplement.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -8-

GCCFC 2005-GG5

TRANSACTION TERMS
--------------------------------------------------------------------------------

ISSUE TYPE....................   Sequential Pay REMIC

CUT-OFF DATE..................   All mortgage loan characteristics are based on
                                 balances as of the relevant cut-off date after
                                 application of all payments due on or before
                                 that date (whether or not received). The
                                 cut-off date for each mortgage loan that pays
                                 in November 2005 will be its payment date in
                                 November 2005. The cut-off date for any other
                                 mortgage loan will be November 6, 2005. All
                                 percentages presented herein are approximate.

MORTGAGE POOL.................   The mortgage pool consists of 173 mortgage
                                 loans with an aggregate cut-off date balance of
                                 $4,295,149,368 subject to a variance of +/- 5%.
                                 The mortgage loans are secured by 267 mortgaged
                                 real properties located throughout 38 states,
                                 Washington, D.C. and Guam.

DEPOSITOR.....................   Greenwich Capital Commercial Funding Corp.

MORTGAGE LOAN SELLERS.........   Greenwich Capital Financial Products, Inc.,
                                 Goldman Sachs Mortgage Company and Commerzbank
                                 AG, New York Branch

UNDERWRITERS..................   Goldman, Sachs & Co. and Greenwich Capital
                                 Markets, Inc. as Co-Lead Bookrunning Managers
                                 Banc of America Securities LLC, Credit Suisse
                                 First Boston LLC, Morgan Stanley & Co.
                                 Incorporated and Wachovia Capital Markets, LLC
                                 as Co-Managers

TRUSTEE.......................   LaSalle Bank National Association

FISCAL AGENT..................   ABN AMRO Bank N.V.

MASTER SERVICER...............   Wachovia Bank, National Association

PRIMARY SERVICER..............   Midland Loan Services, Inc. will act as the
                                 initial primary servicer for the mortgage loans
                                 sold to the trust by Goldman Sachs Mortgage
                                 Company and Commerzbank AG, New York Branch
                                 (other than the San Francisco Centre loan and
                                 certain other mortgage loans that have other
                                 primary servicing arrangements in place).

SPECIAL SERVICER..............   LNR Partners, Inc.

RATING AGENCIES...............   Moody's Investors Service, Inc. and Standard
                                 and Poor's Ratings Services, a division of The
                                 McGraw-Hill Companies, Inc.

DENOMINATIONS.................   $25,000 minimum for the offered certificates.

CLOSING DATE..................   On or about November 3, 2005

SETTLEMENT TERMS..............   Book-entry through DTC for all offered
                                 certificates.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                       -9-

GCCFC 2005-GG5

TRANSACTION TERMS
--------------------------------------------------------------------------------

DETERMINATION DATE............   The sixth day of each month, or if such sixth
                                 day is not a business day, the next succeeding
                                 business day.

PAYMENT DATE..................   The tenth day of each month, or if such tenth
                                 day is not a business day, the next succeeding
                                 business day, provided that the payment date
                                 will be at least four business days following
                                 the determination date.

INTEREST DISTRIBUTIONS........   Each class of offered certificates will be
                                 entitled on each payment date to interest
                                 accrued at its pass-through rate for such
                                 payment date on the outstanding certificate
                                 balance of such class during the prior calendar
                                 month. Interest on the offered certificates
                                 will be calculated on the basis of twelve
                                 30-day months and a 360-day year. Generally,
                                 interest will be distributed concurrently on
                                 each payment date to the class A-1, class A-2,
                                 class A-3, class A-4, class A-AB, class A-5,
                                 class XP and class XC certificates pro rata.
                                 After the class A-1, class A-2, class A-3,
                                 class A-4, class A-AB, class A-5, class XP and
                                 class XC are paid all amounts to which they are
                                 entitled, interest will be distributed, to the
                                 extent of available funds related to the entire
                                 mortgage pool, to the class A-M through class P
                                 certificates in sequential order of class
                                 designations.

PRINCIPAL DISTRIBUTIONS.......   Distributions of principal will be distributed
                                 on each payment date, to the extent of
                                 available funds, to the class A-AB certificates
                                 in reduction of their certificate balance to
                                 the planned certificate balance for such
                                 payment date, then to the class A-1, class A-2,
                                 class A-3, class A-4, class A-AB and class A-5
                                 certificates, in that order, until the
                                 certificate balance of each class has been
                                 reduced to zero. After the class A-1, class
                                 A-2, class A-3, class A-4, class A-AB and class
                                 A-5 certificates are paid all principal amounts
                                 to which they are entitled, the remaining
                                 available funds for the entire mortgage pool
                                 will be distributed to the class A-M through
                                 class P certificates sequentially until the
                                 certificate balance of each class is reduced to
                                 zero. If, due to losses, the certificate
                                 balances of the class A-M through class P
                                 certificates are reduced to zero, payments of
                                 principal to the class A-1, class A-2, class
                                 A-3, class A-4, class A-AB and class A-5
                                 certificates will be made on a pro rata basis.

LOSSES........................   Realized losses and additional trust fund
                                 expenses, if any, will be allocated to the
                                 class P, class O, class N, class M, class L,
                                 class K, class J, class H, class G, class F,
                                 class E, class D, class C, class B, class A-J
                                 and class A-M certificates, in that order, and
                                 then, pro rata, to the class A-1, class A-2,
                                 class A-3, class A-4, class A-AB and class A-5
                                 certificates.

PREPAYMENT PREMIUMS AND
   YIELD MAINTENANCE CHARGES..   Any prepayment premiums or yield maintenance
                                 charges collected will be distributed to
                                 certificateholders on the payment date
                                 following the collection period in which the
                                 prepayment occurred. On each payment date, the
                                 holders of any class of offered certificates
                                 and class F, class G

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -10-

GCCFC 2005-GG5

TRANSACTION TERMS
--------------------------------------------------------------------------------

                                 and class H certificates that is then entitled
                                 to principal distributions will be entitled to
                                 a portion of prepayment premiums or yield
                                 maintenance charges in an amount equal to the
                                 product of (a) the amount of the prepayment
                                 premiums or yield maintenance charges net of
                                 workout fees and liquidation fees payable from
                                 it, multiplied by (b) a fraction, the numerator
                                 of which is equal to the excess, if any, of the
                                 pass-through rate for that class of
                                 certificates over the relevant discount rate,
                                 and the denominator of which is equal to the
                                 excess, if any, of the mortgage interest rate
                                 of the prepaid mortgage loan over the relevant
                                 discount rate, multiplied by (c) a fraction,
                                 the numerator of which is equal to the amount
                                 of principal payable to that class of
                                 certificates on that payment date, and the
                                 denominator of which is the Total Principal
                                 Payment Amount for that payment date.

                                 The portion, if any, of the prepayment premiums
                                 or yield maintenance charges remaining after
                                 any payments described above will be
                                 distributed, prior to ________, __% to the
                                 holders of the class XC certificates and __% to
                                 the holders of the class XP certificates, and
                                 after _________, 100% to the holders of the
                                 class XC certificates.

                                 The class XK certificates are entitled to
                                 receive exit fees, if any, received with
                                 respect to the Kalani Industrial loan.

ADVANCES......................   The master servicer and, if it fails to do so,
                                 the trustee and, if it fails to do so, the
                                 fiscal agent, will be obligated to make P&I
                                 advances and servicing advances, including
                                 delinquent property taxes and insurance, but
                                 only to the extent that such advances are
                                 deemed recoverable and in the case of P&I
                                 advances, subject to appraisal reductions that
                                 may occur. For some of the mortgage loans that
                                 are part of a split loan structure, the master
                                 servicer or special servicer of another
                                 securitization may make servicing advances for
                                 the loans included in our trust.

APPRAISAL REDUCTIONS..........   An appraisal reduction generally will be
                                 created in the amount, if any, by which the
                                 principal balance of a required appraisal loan
                                 (plus other amounts overdue or advanced in
                                 connection with such loan) exceeds 90% of the
                                 appraised value of the related mortgaged
                                 property plus certain escrows and reserves
                                 (including letters of credit) held with respect
                                 to the mortgage loan. As a result of
                                 calculating an appraisal reduction amount for a
                                 given mortgage loan, the interest portion of
                                 any P&I advance for such loan will be reduced,
                                 which will have the effect of reducing the
                                 amount of interest available for distribution
                                 to the certificates in reverse alphabetical
                                 order of the classes. A required appraisal loan
                                 will cease to be a required appraisal loan when
                                 the related mortgage loan has been brought
                                 current for at least three consecutive months
                                 and no other circumstances exist which would
                                 cause such mortgage loan to be a required
                                 appraisal loan.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -11-

GCCFC 2005-GG5

TRANSACTION TERMS
--------------------------------------------------------------------------------

OPTIONAL TERMINATION..........   The depositor, master servicer, the special
                                 servicer and certain certificateholders will
                                 have the option to terminate the trust, in
                                 whole but not in part, and purchase the
                                 remaining assets of the trust on or after the
                                 payment date on which the stated principal
                                 balance of the mortgage loans then outstanding
                                 is less than 1.0% of the initial mortgage pool
                                 balance. Such purchase price will generally be
                                 at a price equal to the unpaid aggregate
                                 principal balance of the mortgage loans (or
                                 fair market value in the case of REO
                                 Properties), plus accrued and unpaid interest
                                 and certain other additional trust fund
                                 expenses, as described in the prospectus
                                 supplement. In addition, after the certificate
                                 balance of the class A-1 through class E
                                 certificates has been reduced to zero, the
                                 trust may also be terminated, subject to the
                                 consent of the master servicer (in its sole
                                 discretion), if all of the remaining series
                                 2005-GG5 certificates (excluding class R-I and
                                 class R-II) are held by a single
                                 certificateholder, that certificateholder may
                                 exchange all of the then outstanding series
                                 2005-GG5 certificates (excluding class R-I and
                                 class R-II) for the mortgage loans remaining in
                                 the trust.

CONTROLLING CLASS.............   The holders of the most subordinate class of
                                 series 2005-GG5 certificates then outstanding,
                                 other than the class XP, class XC, class XK,
                                 class R-I and class R-II certificates, that has
                                 a total principal balance that is not less than
                                 25% of that class's original total principal
                                 balance will be the controlling class;
                                 provided, however, with respect to certain
                                 issues related to the mortgage loans that are
                                 part of a split structure, the holder of the
                                 majority interest of the related subordinated
                                 or pari passu companion loan may have certain
                                 rights to direct the special servicer with
                                 respect to servicing matters or replace the
                                 special servicer, as described in the
                                 prospectus supplement.

TENANTS.......................   References in this term sheet to the rating of
                                 a tenant may refer to the rating of a parent of
                                 the actual tenant and the rated entity may not
                                 be a party to that lease or guarantee the
                                 lease.

ERISA.........................   The offered certificates are expected to be
                                 ERISA eligible.

SMMEA.........................   The class A-1, class A-2, class A-3, class A-4,
                                 class A-AB, class A-5, class A-M, class A-J,
                                 class B and class C certificates are expected
                                 to be "mortgage-related securities" for the
                                 purposes of SMMEA so long as they remain rated
                                 in one of the two highest rating categories by
                                 a nationally recognized statistical rating
                                 organization.

None of the offered certificates or the mortgage loans included in the trust are insured or guaranteed by any governmental agency or instrumentality or by any private mortgage insurer or by The Royal Bank of Scotland plc, the depositor, the underwriters, the mortgage loan sellers, the master servicer, the special servicer, or any other party.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -12-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - TEN LARGEST LOANS
--------------------------------------------------------------------------------

                                                                 % OF
                                                                INITIAL                                                   CUT-OFF
                                  MORTGAGED    CUT-OFF DATE    MORTGAGE                                 LOAN                DATE
                                     REAL        PRINCIPAL       POOL       PROPERTY     PROPERTY   BALANCE PER             LTV
           LOAN NAME             PROPERTIES     BALANCE ($)     BALANCE       TYPE       SIZE(1)    SF/ROOM ($)    DSCR    RATIO
------------------------------   ----------   --------------   --------   -----------   ---------   -----------   -----   -------

731 Lexington Avenue                  1       $  320,000,000      7.5%    Retail          147,960     $  2,163    1.61x    69.6%
Schron Industrial Portfolio          36          317,500,000      7.4     Industrial    6,190,025     $     51    1.16x    79.4%
Lynnhaven Mall                        1          249,903,409      5.8     Retail          776,371     $    322    1.44x    63.6%
Maryland Multifamily Portfolio        9          200,000,000      4.7     Multifamily       5,517     $ 61,628    1.39x    75.9%
JQH Hotel Portfolio A                 8          197,000,000      4.6     Hospitality       1,799     $109,505    1.48x    77.0%
Gateway at Lake Success               1          110,000,000      2.6     Office          671,794     $    164    1.25x    78.6%
JQH Hotel Portfolio B                 8          110,000,000      2.6     Hospitality       2,108     $114,326    1.48x    68.3%
1425 New York Avenue                  1          105,770,000      2.5     Office          276,018     $    383    1.61x    70.9%
Cross Point                           1           86,000,000      2.0     Office        1,234,504     $     70    2.05x    72.6%
Shaner Hotel Portfolio               11           82,388,627      1.9     Hospitality       2,247     $ 47,688    1.69x    65.9%
                                    ---       --------------     ----                                             -----    ----
                                     77       $1,788,562,036     41.4%                                            1.46X    72.5%
                                    ===       ==============     ====

----------
(1)  Property size is shown in relation to (x) the square footage with respect to retail, industrial and office properties, (y) the number of housing units with respect to multifamily properties and (z) the number of rooms with respect to hospitality properties.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -13-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - 731 LEXINGTON AVENUE
--------------------------------------------------------------------------------

                                    [GRAPHIC]

                                    [GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -14-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - 731 LEXINGTON AVENUE
--------------------------------------------------------------------------------

                                   [GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -15-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - 731 LEXINGTON AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                         New York, New York
Property Type                                                             Retail
Size (sf)                                                                147,960
Percentage Occupancy as of June 23, 2005                                   94.3%
Year Built                                                                  2004
Appraisal Value                                                     $460,000,000
Underwritten Occupancy                                                     94.3%
Underwritten Revenues (1)                                            $34,894,206
Underwritten Total Expenses (1)                                       $8,802,059
Underwritten Net Operating Income (NOI)(1)                           $26,092,148
Underwritten Net Cash Flow (NCF) (1)                                 $25,765,882
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Originator                                                                Archon
Cut-off Date Principal Balance                                      $320,000,000
Cut-off Date Principal Balance PSF/Unit                                $2,162.75
Percentage of Initial Mortgage Pool Balance                                 7.5%
Number of Mortgage Loans                                                       1
Type of Security                                              Fee Simple (Condo)
Mortgage Rate                                                            4.9325%
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                Interest Only
Cut-off Date LTV Ratio                                                     69.6%
LTV Ratio at Maturity                                                      69.6%
Underwritten DSCR on NOI                                                   1.63x
Underwritten DSCR on NCF                                                   1.61x
--------------------------------------------------------------------------------

----------
(1)  The underwritten cash flow is calculated based on in-place rents plus present value of rent steps (approximately $4,200,000) and stabilizing the occupancy of the property (approximately $2,600,000).

o    THE LOAN. The mortgage loan (the "731 LEXINGTON AVENUE LOAN") is evidenced by a single note and is secured by a first mortgage encumbering Retail Unit
     1 at the condominium known as Beacon Court Condominium at 151 East 58th
     Street and 731 Lexington Avenue, New York, New York (the "731 LEXINGTON
     AVENUE PROPERTY"). The 731 Lexington Avenue Loan was originated on July 6,
     2005 by Archon Financial, L.P. and was subsequently purchased by Goldman
     Sachs Mortgage Company. The 731 Lexington Avenue Loan represents approximately 7.5% of the initial mortgage pool balance, had an original principal amount of $320,000,000, has a principal balance as of the cut-off date of $320,000,000 and an interest rate of 4.9325%. The proceeds from the
     731 Lexington Avenue Loan were used to refinance existing debt on the 731
     Lexington Avenue Property.

     The 731 Lexington Avenue Loan had an initial term of 120 months and has a remaining term of 117 months. The 731 Lexington Avenue Loan requires payments of interest only until the maturity date. The scheduled maturity date is the payment date in August 2015. Voluntary prepayment of the 731
     Lexington Avenue Loan is prohibited until the payment date in April 2015.
     Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United States of
     America is permitted at any time after the second anniversary of the securitization of the entire 731 Lexington Avenue Loan.

o    THE PROPERTY. The 731 Lexington Avenue Property is a 147,960 sf retail condominium located between Lexington and Third Avenues, and 58th and 59th
     Streets in Midtown Manhattan, New York. The 731 Lexington Avenue Property
     consists of nine spaces on the first three levels of a newly constructed
     54-story mixed used building, which serves as the Bloomberg L.P.
     headquarters. The building also contains 105 luxury residential condominiums and approximately 200,000 sf of additional office space. Only part of the retail condominium portion of the building, known as Retail
     Unit 1, serves as collateral for the 731 Lexington Avenue Loan.

     The 731 Lexington Avenue Property was built in 2004. As of June 23, 2005, the 731 Lexington Avenue Property was approximately 94.3% leased, with no near-term expirations. The three largest tenants at the 731 Lexington
     Avenue Property are Home Depot (52.7% or 77,990 sf), Hennes & Mauritz (H&M)
     (17.9% or 26,526 sf) and The Container Store (17.3% or 25,650 sf).

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -16-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - 731 LEXINGTON AVENUE
--------------------------------------------------------------------------------

     The following table presents certain information relating to the tenants at the 731 Lexington Avenue Property:

      LARGEST RETAIL TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                                                                                 % OF TOTAL     ANNUALIZED
                                                                  ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                         CREDIT RATING      TENANT               UNDERWRITTEN   UNDERWRITTEN     BASE RENT       LEASE
    TENANT NAME       (FITCH/MIS/S&P)(2)     NRSF    % OF NRSF     BASE RENT      BASE RENT    ($ PER NRSF)   EXPIRATION
-------------------   ------------------   -------   ---------   ------------   ------------   ------------   ----------

Home Depot                 AA/Aa3/AA        77,990      52.7%     $ 6,744,240       34.8%         $ 86.48      9/25/2024
H&M                        NR/NR/NR         26,526      17.9        4,947,138       25.6          $186.50     10/21/2019
Container Store (3)        NR/NR/NR         25,650      17.3        4,515,360       23.3          $176.04       3/1/2021
Wachovia                  AA-/Aa3/A+         5,142       3.5        1,542,550        8.0          $299.99      10/4/2019
Bank of America           AA-/Aa2/AA-        4,234       2.9        1,612,500        8.3          $380.85      6/21/2014
                                           -------     -----      -----------      -----          -------
TOTAL LEASED                               139,542      94.3%     $19,361,788      100.0%         $138.75
Vacant Spaces                                8,418       5.7                0        0.0          $  0.00
                                           -------     -----      -----------      -----          -------
TOTAL/WTD. AVG.                            147,960     100.0%     $19,361,788      100.0%         $138.75
                                           =======     =====      ===========      =====

----------
(1)  Calculated based on approximate sf occupied by each tenant.

(2)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)  Tenant has executed a lease but is not yet in occupancy. Tenant is expected to open in March 2006.

     The following table presents certain information relating to the lease rollover schedule at the 731 Lexington Avenue Property:

                          LEASE EXPIRATION SCHEDULE (1)

                                                                                  % OF TOTAL     ANNUALIZED
                                                     CUMULATIVE    ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                            EXPIRING       % OF          OF       UNDERWRITTEN   UNDERWRITTEN     BASE RENT
YEAR ENDING DECEMBER 31,   OWNED NRSF   TOTAL NRSF   TOTAL NRSF     BASE RENT     BASE RENT     ($ PER NRSF)
------------------------   ----------   ----------   ----------   ------------   ------------   ------------

2005                              0         0.0%         0.0%      $         0        0.0%         $  0.00
2006                              0         0.0          0.0%                0        0.0          $  0.00
2007                              0         0.0          0.0%                0        0.0          $  0.00
2008                              0         0.0          0.0%                0        0.0          $  0.00
2009                              0         0.0          0.0%                0        0.0          $  0.00
2010                              0         0.0          0.0%                0        0.0          $  0.00
2011                              0         0.0          0.0%                0        0.0          $  0.00
2012                              0         0.0          0.0%                0        0.0          $  0.00
2013                              0         0.0          0.0%                0        0.0          $  0.00
2014                          4,234         2.9          2.9%        1,612,500        8.3          $380.85
2015 & Thereafter           135,308        91.4         94.3%       17,749,288       91.7          $131.18
Vacant                        8,418         5.7        100.0%                0        0.0          $  0.00
                            -------       -----        -----       -----------      -----          -------
TOTAL/WTD. AVG.             147,960       100.0%                   $19,361,788      100.0%         $138.75
                            =======       =====                    ===========      =====

----------
(1)  Calculated based on approximate sf occupied by each tenant.

o    THE BORROWER. The borrower is 731 Retail One LLC, a single-purpose, single-asset entity. Legal counsel to the borrower has delivered a non-consolidation opinion in connection with the origination of the 731
     Lexington Avenue Loan. The borrower is indirectly owned 100% by
     Alexander's, Inc., the sole member of 731 Commercial Holding LLC, the sole member of 731 Commercial LLC, the sole member of the borrower. Alexander's,
     Inc. has indemnified the lender (jointly and severally with the borrower)
     for the non-recourse carve-outs under the 731 Lexington Avenue Loan.
     Alexander's, Inc. owns six properties totaling approximately 2.6 million sf in the New York metropolitan area.

o    ESCROWS. At origination, Alexander's Inc. entered into a leasing costs and unfunded obligations guaranty in lieu of the $22,884,380 reserve requirement for unfunded obligations as will be reduced from time to time as the

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -17-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - 731 LEXINGTON AVENUE
--------------------------------------------------------------------------------

     obligations are satisfied. The loan documents also provide that during a
     731 Lexington Avenue Lockbox Period, the borrower is required to escrow monthly for real estate taxes, insurance, budgeted operating expenses (the greater of operating expenses as set forth in the annual budget or borrower's actual operating expenses, which cannot exceed 105% of the budgeted operating expenses during a 731 Lexington Avenue Lockbox Period)
     and $15,659 for tenant improvements and leasing commissions and $3,132 for capital improvements. Furthermore, the borrower is required to escrow any additional amount required to cause the capital expenditures reserve to have an amount equal to the monthly budgeted capital expenditures as well as any amounts requested as emergency capital expenditures. A "731
     LEXINGTON AVENUE LOCKBOX PERIOD" means any period that the net operating income of the 731 Lexington Avenue Property for the prior 12-month period is less than $16,830,000 as of the end of any calendar quarter until the net operating income of the 731 Lexington Avenue Property for the prior
     12-month period is at least equal to $16,830,000 as of the end of two consecutive calendar quarters; provided that if the borrower delivers a letter of credit or guarantee in an amount that, together with net operating income would prevent the occurrence of a 731 Lexington Avenue
     Lockbox Period, no 731 Lexington Avenue Lockbox Period will exist.

o    LOCKBOX AND CASH MANAGEMENT. The 731 Lexington Avenue Loan requires a hard lockbox, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account. The loan documents also require that all revenues from the property received by the borrower or the property manager be deposited into the lockbox account within one business day after receipt. On each business day that no 731 Lexington Avenue Lockbox Period exists, provided no event of default is continuing under the 731 Lexington Avenue Loan, all funds in the lockbox account will be remitted to an account specified by the borrower. During the continuance of a 731 Lexington Avenue Lockbox Period, provided no event of default is continuing under the 731 Lexington Avenue
     Loan, funds in the lockbox account will be applied on each payment date and on the last business day of each week to pay the monthly debt service, fund any required reserves under the loan documents and pay all other amounts then due to lender, and any remaining funds will be released to the borrower. During the continuance of an event of default under the 731
     Lexington Avenue Loan, the lender may apply any funds in the lockbox account to the obligations of the borrower under the 731 Lexington Avenue
     Loan in such order of priority as the lender may determine.

o    PROPERTY MANAGEMENT. The 731 Lexington Avenue Property is currently managed by Alexander's Management LLC, Vornado Office, Inc. and Vornado Realty
     L.P., affiliates of the borrower, pursuant to a management agreement and sub-management agreement. The property managers of the 731 Lexington Avenue
     Property are currently entitled to a base management fee in a maximum amount equal to 2.0% of the gross revenues derived by the borrower from the
     731 Lexington Avenue Property for the four calendar fiscal quarters most recently ended. In addition, the property manager of the 731 Lexington
     Avenue Property is entitled to additional compensation for certain other services provided pursuant to the management agreement. Under the loan documents, the 731 Lexington Avenue Property may be managed by a reputable and experienced management organization possessing experience in managing properties similar in size, scope and value to the 731 Lexington Avenue
     Property for whom each rating agency has confirmed in writing that the management of the 731 Lexington Avenue Property by such entity will not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series 2005-GG5 certificates. The lender has the ability to require the borrower to replace the property manager if an event of default under the 731 Lexington Avenue Loan has occurred and the lender has accelerated the 731 Lexington Avenue Loan or if the property manager becomes insolvent.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not Permitted.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -18-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - 731 LEXINGTON AVENUE
--------------------------------------------------------------------------------

o    TERRORISM INSURANCE. The loan documents require that the borrower maintain coverage for terrorism (either as part of the borrower's "all risks" policy or as a separate policy) providing casualty insurance in an amount no less than the full replacement cost of the 731 Lexington Avenue Property and business interruption and liability coverage as otherwise required under the loan documents. The borrower is only required to maintain such amount of terrorism coverage as may be obtained at a cost equal to $1,000,000, as increased on each anniversary of the origination of the loan to an amount equal to the product of (x) $1,000,000 and (y) the Consumer Price Index
     Fraction. "CONSUMER PRICE INDEX FRACTION" means, on the date of calculation, a fraction whose numerator is the Consumer Price Index ("CPI")
     as of the month immediately preceding such date and whose denominator is the CPI for July 2005. See "Risk Factors--Risks Related to the Underlying
     Mortgage Loans" in the prospectus supplement.

o    CONDOMINIUM PROVISIONS. 731 Lexington Avenue is a condominium composed of 2 retail units, 2 office units and 105 residential units. The 731 Lexington
     Avenue Loan is secured by Retail Unit 1. The by-laws of the condominium association provide that the retail section, residential section and office section each has a separate board while the overall condominium board is comprised of seven members, 1 from the residential board, 2 from the retail board and 4 from the office board. Under certain circumstances, the office section may have a board comprised of 3 or fewer members, in which case the overall condominium board will be comprised of 5 members, 1 from the residential board, 1 from the retail board and 3 from the office board.
     Each board is empowered to make its own determinations if those determinations affect only their section. All other determinations are required to be made by the overall condominium board. As a result, the borrower under the 731 Lexington Avenue Loan does not have the power to control the condominium board. The borrower under the 731 Lexington Avenue
     Loan owns an approximate 12.5% common interest.

     With respect to any casualty or condemnation of the condominium, under the by-laws of the condominium, if 75% or more of the building is destroyed or substantially damaged by fire or other casualty (a "75% CASUALTY"), the building will not be rebuilt unless 75% or more in interest of the unit owners promptly resolve to proceed with rebuilding. Additionally, the by-laws of the condominium provide that each unit owner (including the borrower) was deemed to have granted an irrevocable proxy to the owner of the office unit in connection with any vote or solicitation of consents of the unit owners for the purpose of resolving whether to proceed with the repair or restoration of the building if a 75% Casualty occurs. Therefore, if these proxies are held enforceable, the owner of office unit 1 will have the exclusive right to determine whether or not to rebuild or repair the building after a 75% Casualty. The office unit owner has granted to its lender a proxy to exercise all rights of the office unit owner to vote with respect to a 75% Casualty. If the repair is not approved, the by-laws provide that the building will be subject to an action for partition and the net proceeds of the resulting sale (and any casualty insurance proceeds) will be paid to each unit owner in respect of their common interests and then to the residential, office and retail units (in that order) in proportion to their respective interest, to the extent allocated to destroyed or damaged portions thereof. As a result, it is likely that if the building suffers a 75% Casualty and the unit owners do not elect to rebuild or repair, then the total insurance and other proceeds received by the borrower will be insufficient to repay the 731 Lexington Avenue Loan in full. Alexander's, Inc. has agreed to guaranty any such shortfall up to a maximum amount of $75,000,000. There can be no assurance, however, that such guaranty will be sufficient to cover any shortfall.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -19-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS -SCHRON INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

                                    [GRAPHIC]

                                    [GRAPHIC]

                                    [GRAPHIC]

                                    [GRAPHIC]

                                    [GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -20-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS -SCHRON INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                           SCHRON INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

     [THE FOLLOWING TABLE WAS REPRESENTED BY A MAP IN THE PRINTED MATERIAL.]

1  16651 NORTH 84TH AVENUE        Peoria             AZ
2  16661 NORTH 84TH AVENUE        Peoria             AZ
3  16671 NORTH 84TH AVENUE        Peoria             AZ
4  16681 NORTH 84TH AVENUE        Peoria             AZ
5  9197-C WEST 6TH AVENUE         Lakewood           CO
6  9195-D WEST 6TH AVENUE         Lakewood           CO
7  7025 SOUTH REVERE PARKWAY      Englewood          CO
8  8022 SOUTHPARK CIRCLE          Littleton          CO
9  16750 WESTGROVE DRIVE          Addison            TX
10 4555 EXCEL PARKWAY             Addison            TX
11 5555 12TH AVENUE EAST          Shakopee           MN
12 1150 GATEWAY DRIVE             Shakopee           MN
13 7355 COCKRILL BEND             Nashville          TN
14 4430 AIRPORT EXPRESSWAY        Indianapolis       IN
15 6635 EAST 30TH STREET          Indianapolis       IN
16 7950 EASTGATE BOWLEVARD        Lebanon            TN
17 23290 COMMERCE DRIVE           Farmington Hills   MI
18 38150 PLYMOUTH ROAD            Livonia            MI
19 38220 PLYMOUTH ROAD            Livonia            MI
20 6340 MIDDLEBELT ROAD           Romulus            MI
21 1265 TERMINUS DRIVE            Lithia Springs     GA
22 1255 TERMINUS DRIVE            Lithia Springs     GA
23 237 GREENWOOD COURT            McDonough          GA
24 1003 SIGMAN ROAD               Conyers            GA
25 2600 FALKENBURG ROAD           Riverveiw          FL
26 2700 FALKENBURG ROAD           Riverveiw          FL
27 6800 ROUTE 33                  Lakeland           FL
28 1099 CORPORATE PARK DRIVE      Mebane             NC
29 5158 WILLIAMSPORT PIKE         Martinsburgh       WV
30 15508 HUNTER'S GREEN PARKWAY   Hagerstown         MD
31 5 TRU TEMPER DRIVE             Carlisle           PA
32 700 ALLEN ROAD                 Carlisle           PA
33 495 EAST LOCUST LANE           York               PA
34 100 FIRST AVENUE               Gouldsboro         PA
35 155 PIERCE STREET              Somerset           NJ
36 1330 CAMPUS PARKWAY            Neptune            NJ

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -21-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS -SCHRON INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                           36
Location (City/State)                                                    Various
Property Type                                                         Industrial
Size (sf)                                                              6,190,025
Percentage Occupancy as of September 1, 2005                               99.0%
Year Built                                                               Various
Appraisal Value(1)                                                  $400,000,000
Underwritten Occupancy                                                     96.0%
Underwritten Revenues                                                $32,991,964
Underwritten Total Expenses                                           $6,597,571
Underwritten Net Operating Income (NOI)                              $26,394,393
Underwritten Net Cash Flow (NCF)                                     $24,783,330

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Originator                                                                Archon
Cut-off Date Principal Balance                                      $317,500,000
Cut-off Date Principal Balance PSF/Unit                                   $51.29
Percentage of Initial Mortgage Pool Balance                                 7.4%
Number of Mortgage Loans                                                       1
Type of Security                                                 Fee & Leasehold
Mortgage Rate                                                             5.500%
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                        IO 83; thereafter 360
Cut-off Date LTV Ratio(1)                                                  79.4%
LTV Ratio at Maturity (1)                                                  76.2%
Underwritten DSCR on NOI(2)                                                1.23x
Underwritten DSCR on NCF(2)                                                1.16x

--------------------------------------------------------------------------------

----------
(1)  The Appraisal Value reflects an overall portfolio value which is greater than the sum of the individual appraised values.

(2)  The Underwritten DSCR on NOI and Underwritten DSCR on NCF is based on the required amortization schedule and interest payment for the 12-month period beginning with the payment in October 2012 through the payment in September
     2013.

o    THE LOAN. The mortgage loan (the "SCHRON INDUSTRIAL PORTFOLIO LOAN") is evidenced by a single note and is secured by 21 first mortgages encumbering
     36 industrial properties located in Arizona, Colorado, Florida, Georgia,
     Indiana, Maryland, Michigan, Minnesota, North Carolina, New Jersey,
     Pennsylvania, Tennessee, Texas and West Virginia (the "SCHRON INDUSTRIAL
     PORTFOLIO PROPERTIES"). The Schron Industrial Portfolio Loan was originated on October 6, 2005 by Archon Financial, L.P. and was subsequently purchased by Goldman Sachs Mortgage Company. The Schron Industrial Portfolio Loan
     represents approximately 7.4% of the initial mortgage pool balance, had an original principal balance of $317,500,000, has an aggregate principal balance as of the cut-off date of $317,5000,000 and has an interest rate of
     5.50%. The proceeds from the Schron Industrial Portfolio Loan were used to refinance the Schron Industrial Portfolio Properties.

     The Schron Industrial Portfolio Loan had an initial term of 120 months and has a remaining term of 119 months. The Schron Industrial Portfolio Loan requires payments of interest only until October 2012. Thereafter, the
     Schron Industrial Portfolio Loan requires payments of principal and interest until maturity, based on a 30-year amortization schedule. The scheduled maturity date is the payment date in October 2015. Voluntary prepayment of the Schron Industrial Portfolio Loan is prohibited until the payment date in June 2015. Defeasance with direct, non-callable obligations of the United States of America is permitted at any time after the second anniversary of the securitization of the Schron Industrial Portfolio Loan.

o    THE PROPERTIES. The Schron Industrial Portfolio Properties consist of 36 industrial properties. The borrowers own 35 of the Schron Industrial
     Portfolio Properties in fee and have a leasehold interest in one of the
     Schron Industrial Portfolio Properties (see-- "Ground Lease" below). The following table presents certain information relating to the Schron
     Industrial Portfolio Properties:

                                                           ALLOCATED
     PROPERTY NAME             CITY            STATE      LOAN AMOUNT   YEAR BUILT   SQUARE FEET   OCCUPANCY
-----------------------   --------------   ------------   -----------   ----------   -----------   ---------

5 Tru Temper Drive        Carlisle         Pennsylvania   $26,705,607      2001        511,760       100.0%
1265 Terminus Drive       Lithia Springs   Georgia        $19,781,931      2001        527,000       100.0%
100 First Avenue          Gouldsboro       Pennsylvania   $18,957,684      2002        390,000       100.0%
237 Greenwood Court       McDonough        Georgia        $18,463,136      2001        455,000       100.0%
6800 Route 33             Lakeland         Florida        $17,556,464      2002        360,000       100.0%
1330 Campus Parkway       Neptune          New Jersey     $15,166,147      1986        277,806       100.0%
4430 Airport Expressway   Indianapolis     Indiana        $14,754,024      1970        486,394       100.0%
7950 Eastgate Boulevard   Lebanon          Tennessee      $14,259,476      2001        403,750       100.0%
16651 North 84th Avenue   Peoria           Arizona        $13,023,105      2001        109,730       100.0%

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -22-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS -SCHRON INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

                                                                    ALLOCATED
        PROPERTY NAME                CITY              STATE       LOAN AMOUNT   YEAR BUILT   SQUARE FEET   OCCUPANCY
----------------------------   ----------------   --------------   -----------   ----------   -----------   ---------

1099 Corporate Park Drive      Mebane             North Carolina   $10,632,788      2003         252,000      100.0%
7355 Cockrill Bend             Nashville          Tennessee        $ 9,313,993      1987         305,000      100.0%
495 East Locust Lane           York               Pennsylvania     $ 8,737,020      1993         200,000      100.0%
38220 Plymouth Road            Livonia            Michigan         $ 8,654,595      1998         145,232      100.0%
1255 Terminus Drive            Lithia Springs     Georgia          $ 8,654,595      2001         202,400       87.0%
700 Allen Road                 Carlisle           Pennsylvania     $ 8,489,746      2002         181,990      100.0%
2600 Faulkenburg Road          Riverview          Florida          $ 7,912,773      2001          71,162      100.0%
1150 Gateway Drive             Shakopee           Minnesota        $ 7,583,074      1999         153,454      100.0%
5555 12th Avenue East          Shakopee           Minnesota        $ 7,500,649      2000         128,872      100.0%
155 Pierce Street              Somerset           New Jersey       $ 7,088,525      1999          46,000      100.0%
2700 Faulkenburg Road          Riverview          Florida          $ 6,841,251      2001          63,080      100.0%
38150 Plymouth Road            Livonia            Michigan         $ 6,593,977      1997         140,365      100.0%
16681 North 84th Avenue        Peoria             Arizona          $ 6,511,552      2001          54,455      100.0%
4555 Excel Parkway             Addison            Texas            $ 6,264,278      2001          55,200      100.0%
8022 Southpark Circle          Littleton          Colorado         $ 5,604,881      2001          42,380      100.0%
6340 Middlebelt Road           Romulus            Michigan         $ 5,192,757      1998          77,508      100.0%
1003 Sigman Road               Conyers            Georgia          $ 5,192,757      1996         123,457      100.0%
5158 Williamsport Pike         Martinsburg        West Virginia    $ 4,615,784      2002          67,200      100.0%
7025 South Revere Parkway      Englewood          Colorado         $ 4,533,359      1997          59,270       71.0%
16750 Westgrove Drive          Addison            Texas            $ 4,203,660      2001          35,951      100.0%
6635 East 30th Street          Indianapolis       Indiana          $ 4,121,236      1998         100,000       80.0%
9197-C 6th Avenue              Lakewood           Colorado         $ 3,461,838      2000          32,741      100.0%
23290 Commerce Drive           Farmington Hills   Michigan         $ 2,472,741      1980          42,930      100.0%
16671 North 84th Avenue        Peoria             Arizona          $ 2,390,317      2001          19,960      100.0%
16661 North 84th Avenue        Peoria             Arizona          $ 2,307,892      2001          18,883      100.0%
9195-D 6th Avenue              Lakewood           Colorado         $ 1,978,193      2000          16,442      100.0%
16608 Hunter's Green Parkway   Hagerstown         Maryland         $ 1,978,193      2000          32,653      100.0%
                                                                                               =========      =====
TOTAL / AVERAGE PORTFOLIO                                                                      6,190,025       99.0%

     The following table presents certain information relating to the major tenants at the Schron Industrial Portfolio Properties:

         TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT

                                                                                 % OF TOTAL    ANNUALIZED
                                CREDIT RATING                      ANNUALIZED    ANNUALIZED   UNDERWRITTEN
                              (FITCH/MOODY'S/S    TENANT    % OF  UNDERWRITTEN  UNDERWRITTEN    BASE RENT
         TENANT NAME              &P) (1)          NRSF     NRSF    BASE RENT     BASE RENT   ($ PER NRSF)    LEASE EXPIRATION
----------------------------  ----------------  ---------  -----  ------------  ------------  ------------  --------------------

Maytag Appliances (2)           BB / B2 / BB+     917,000   14.8%  $ 2,893,200      10.5%         $3.16     11/1/2012 & 3/1/2007
SC Johnson & Sons             BBB+ / NR / BBB+    511,760    8.3     2,213,874       8.0          $4.33          12/31/2011
J.C. Penney                    BB+ / Ba1 / BB+    360,000    5.8     1,616,400       5.8          $4.49           12/1/2012
Prime Distribution (3)          NR / NR / NR      486,394    7.9     1,530,419       5.5          $3.15           5/1/2009
Aero Housewares                 NR / NR / NR      455,000    7.4     1,437,800       5.2          $3.16           9/1/2019
Waterford Wedgewood            CCC / NR / CCC+    277,806    4.5     1,394,586       5.0          $5.02           5/1/2014
IEC Logistics Inc.(4)          BBB- / NR / BB+    403,750    6.5     1,255,663       4.5          $3.11           1/1/2008
The Antigua Group               NR / NR / NR      109,730    1.8     1,032,559       3.7          $9.41           11/1/2011
Ozburn-Hessey Logistics         NR / NR / NR      305,000    4.9       915,000       3.3          $3.00           5/1/2010
Ford Motor Company            BBB- / Ba1 / BB+    252,000    4.1       882,000       3.2          $3.50           5/1/2013
                                                ---------  -----   -----------     -----          -----
TEN LARGEST TENANTS                             4,078,440   65.9%  $15,171,501      54.9%         $3.72
Remaining Tenants                               2,047,983   33.1    12,479,027      45.1          $6.09
Vacant                                             63,602    1.0             0       0.0          $0.00
                                                ---------  -----   -----------     -----          -----
TOTAL /WTD. AVG. ALL TENANTS                    6,190,025  100.0%  $27,650,528     100.0%         $4.51
                                                =========  =====   ===========     =====

----------
(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Maytag Appliances has two leases, one with 527,000 sf expiring on 3/1/2007 and the other with 390,000 sf expiring on 11/1/2012. The Annualized
     Underwritten Base Rent per NRSF is a weighted average calculation of the two leases. In August 2005, Maytag Corp. signed a formal agreement to be purchased by Whirlpool Corp. rated BBB+ / Baa1 / BBB+ (Fitch/Moody's/S&P).

(3)  Prime Distribution has two leases, both expiring 5/1/2009.

(4)  IEC Logistics Inc. is subleasing their space to BAX Global.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -23-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS -SCHRON INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Schron Industrial Portfolio Properties:

                          LEASE EXPIRATION SCHEDULE (1)

                                                                             % OF TOTAL       ANNUALIZED
                                                              ANNUALIZED     ANNUALIZED      UNDERWRITTEN
                     EXPIRING   % OF TOTAL     CUMULATIVE    UNDERWRITTEN   UNDERWRITTEN   BASE RENT ($ PER
       YEAR            NRSF        NRSF      OF TOTAL NRSF     BASE RENT      BASE RENT          NRSF)
-----------------   ---------   ----------   -------------   ------------   ------------   ----------------

2005                    5,000       0.1%           0.1%       $    51,600        0.2%           $10.32
2006                   80,142       1.3            1.4            764,215        2.8            $ 9.54
2007                1,160,224      18.7           20.1          4,970,965       18.0            $ 4.28
2008                  944,357      15.3           35.4          4,457,707       16.1            $ 4.72
2009                  646,297      10.4           45.8          2,513,928        9.1            $ 3.89
2010                  584,934       9.4           55.3          2,688,783        9.7            $ 4.60
2011                  637,672      10.3           65.6          3,419,742       12.4            $ 5.36
2012                1,019,882      16.5           82.0          4,442,246       16.1            $ 4.36
2013                  272,860       4.4           86.5          1,103,087        4.0            $ 4.04
2014                  310,055       5.0           91.5          1,665,455        6.0            $ 5.37
2015 & Thereafter     465,000       7.5           99.0          1,572,800        5.7            $ 3.38
Vacant                 63,602       1.0          100.0                  0        0.0            $ 0.00
                    ---------     -----          -----        -----------      -----            ------
TOTAL/WTD. AVG.     6,190,025     100.0%                      $27,650,528      100.0%           $ 4.51
                    =========     =====                       ===========      =====

----------
(1)  Calculated based on approximate square footage occupied by each tenant.

o    THE BORROWER. The borrowers are Peoria NI Industrial One LLC, Colorado NI
     Industrial One LLC, Lakeland NI Industrial LLC, Riverview NI Industrial
     LLC, Lithia Springs NI Industrial LLC, Georgia NI Industrial One LLC,
     McDonough NI Industrial LLC, Indianapolis NI Industrial No. One LLC,
     Indianapolis NI Industrial No. Two LLC, Hagerstown Industrial PAS LLC,
     Michigan NI Industrial LLC, Minnesota NI Industrial LLC, Jersey NI
     Industrial LLC, Mebane NI Industrial LLC, York and Middleton NI Industrial
     LP, Goldsboro NI Industrial LP, Carlisle NI Industrial LP, Lebanon NI
     Industrial LLC, Nashville NI Industrial LLC, Addison NI Industrial No. One
     LP and Martinsburg NI Industrial LLC, each a single-purpose, single-asset entity. Legal counsel to the borrowers has delivered a non-consolidation opinion in connection with the origination of the Schron Industrial
     Portfolio Loan. The borrowers under the Schron Industrial Portfolio Loan are directly owned 100% by National Industrial Properties Mezz L.P. Rubin
     Schron is the guarantor of the non-recourse carve-outs under the Schron
     Industrial Portfolio Loan.

o    ESCROWS. At origination, the borrowers deposited $1,666,518 into a reserve account for taxes. In addition, the borrowers delivered to lender a
     $10,000,000 letter of credit in respect of expansion obligations under certain leases at the Schron Industrial Portfolio Properties. The loan documents provide for monthly escrows of capital expenditures, real estate taxes and insurance (excluding premiums for blanket policies paid in full)
     and certain tenant improvements and leasing commissions. The borrowers are also required to maintain a reserve of "true-up" payments made by tenants to cover estimated and actual expenses for which the tenants are responsible under their leases, to the extent such true-up payments exceed
     $500,000 annually on or prior to the payment date in October 2012 and
     $200,000 annually thereafter. In addition, during a Schron Industrial Cash
     Trap Period, all amounts remaining after the payment of debt service on the
     Schron Industrial Portfolio Loan, the funding of reserves, the payment of debt service on the mezzanine loan and the payment of budgeted operating expenses will be reserved as additional collateral for the Schron
     Industrial Portfolio Loan. A "SCHRON INDUSTRIAL CASH TRAP PERIOD" means any period commencing as of the end of any fiscal quarter in which the net operating income of the Schron Industrial Portfolio Properties for the prior twelve-month period is less than 85% of the net operating income at origination ($26,958,811) and terminating as of the end of any two

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -24-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS -SCHRON INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

     consecutive fiscal quarters in which the net operating income of the Schron
     Industrial Portfolio Properties for the prior twelve-month period is at least equal to 85% of the net operating income at origination.

o    LOCKBOX AND CASH MANAGEMENT. The Schron Industrial Portfolio Loan requires a hard lockbox, which is already in place. The loan documents require that all rents received by the borrowers or the property manager be deposited into the lockbox account within one business day after receipt and that the borrowers instruct all tenants to send rents directly to the lockbox account. On each business day, all funds on deposit in the lockbox account are swept to a cash management account under the control of the lender.
     Provided no event of default or Schron Industrial Cash Trap Period is continuing, all funds in the cash management account in excess of the monthly debt service, any reserves required under the loan documents, debt service on the mezzanine loan and all other amounts then due to the lender will be remitted to an account specified by the borrowers. During the continuance of an event of default under the Schron Industrial Portfolio
     Loan, the lender may apply any funds in the cash management account to the obligations of the borrowers under the Schron Industrial Portfolio Loan in such order of priority as the lender may determine.

o    PROPERTY MANAGEMENT. The Schron Industrial Portfolio Properties are
     currently managed by CAM NIP Management, LLC, an affiliate of the borrowers, pursuant to a management agreement. The property manager of the
     Schron Industrial Portfolio Properties is currently entitled to a base management fee in an amount equal to 1% of revenues from Schron Industrial
     Portfolio Properties containing a single tenant and 3% of revenues from
     Schron Industrial Portfolio Properties containing multiple tenants. In addition, under the loan documents, the Schron Industrial Portfolio
     Properties may be managed by a manager other than the current manager, provided that each rating agency has confirmed in writing will not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series 2005-GG5 certificates. The lender may require the borrowers to replace the property manager if an event of default under the
     Schron Industrial Portfolio Loan has occurred, an event of default under the mezzanine loan has occurred, the property manager becomes insolvent or upon a material default by the property manager under the property management agreement.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Concurrent with the origination of the Schron Industrial Portfolio Loan, Goldman Sachs Mortgage Company
     originated a $22,500,000 mezzanine loan to National Industrial Properties
     Mezz L.P., the 100% owner of the equity interests in the borrowers. The scheduled maturity date of the mezzanine loan is the payment date in
     October 2015. The interest rate under the mezzanine loan is 9.42889%. The mezzanine loan is secured by a pledge of 100% of the equity interests in the mortgage borrowers. Pursuant to an intercreditor agreement executed between the mortgage lender and the mezzanine lender, the mezzanine lender possesses the right to cure a default under the mortgage loan documents. In addition, if the Schron Industrial Portfolio Loan has been accelerated, the mortgage lender is taking enforcement action or the Schron Industrial
     Portfolio Loan is "specially serviced", the mezzanine lender may purchase the Schron Industrial Portfolio Loan at a price at least equal to the outstanding principal balance of the Schron Industrial Portfolio Loan
     (including advances by the mortgage lender) plus all interest accrued thereon. The mortgage lender may not amend the mortgage loan documents without the consent of the holder of the mezzanine loan if the amendment increases the interest rate or principal amount of the mortgage loan, modifies the maturity date, or otherwise amends certain specified terms.
     Upon the occurrence of an event of default under the mezzanine loan documents, the mezzanine lender may foreclose upon the equity interests in the mortgage borrowers. Rating agency approval is required for any such foreclosure that would (i) result in a transfer of the equity interests in the mortgage borrowers to a party other than a "qualified transferee" (as defined in the intercreditor agreement), (ii) result in the management of the Schron Industrial Portfolio Properties by a manager other than an approved manager or (iii) occur without adequate reserves and a hard lockbox in place. Transfer of the mezzanine lender's interest in the mezzanine loan is governed by the terms of the intercreditor agreement, which generally prohibits transfers of more than 49% of the mezzanine lender's

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -25-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS -SCHRON INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

     interest in the mezzanine loan unless such transfer is to a qualified transferee or rating agency approval has been obtained.

o    TERRORISM INSURANCE. The loan documents require that the all risk insurance policies required to be maintained by the borrowers provide coverage for terrorism in an amount equal to the full replacement cost of the Schron
     Industrial Portfolio Properties (subject to a $232,000,000 loss limit) as well as business interruption insurance covering the 18 month period from the occurrence of a casualty (plus an extended period of indemnity for 12 months after restoration). The borrowers must maintain such coverage if it is then being obtained by prudent owners of real estate in the United
     States of a similar type and quality and in a similar location to the
     Schron Industrial Portfolio Properties or is otherwise available for an annual premium of $350,000 or less (or if prudent owners are not maintaining such coverage or if such coverage is not available for an annual premium of $350,000 or less, then the borrowers are required to obtain the amount of terrorism coverage available for an annual premium of
     $350,000). The borrowers are permitted to maintain such terrorism coverage through a blanket policy. See "Risk Factors--Risks Related to the
     Underlying Mortgage Loans" in the prospectus supplement.

o    SUBSTITUTION OF COLLATERAL. Provided no event of default is then continuing under the Schron Industrial Portfolio Loan, the borrowers are permitted until October 6, 2014 to substitute individual Schron Industrial Portfolio
     Properties with other qualified properties, subject to the requirements set forth in the loan agreement, including the following: (i) substitutions may not exceed 30% of the Schron Industrial Portfolio Loan (calculated based on the amount of the Schron Industrial Portfolio Loan allocable to the Schron
     Industrial Portfolio Properties substituted), and substitutions in excess of 20% of the Schron Industrial Portfolio Loan require written confirmation from each rating agency that the substitution would not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series 2005-GG5 certificates; (ii) the market value of the substitute property at the time of substitution must equal or exceed the market value at origination of the Schron Industrial Portfolio Property it replaces; (iii) the debt service coverage ratio after giving effect to the replacement must exceed the debt service coverage ratio at origination; and
     (iv) certain conditions relating to the quality of tenancies at the replacement property must be satisfied (including minimum tenant credit ratings, limits on square footage utilized as office or showroom space and limits on any single tenant's percentage contribution to net operating income).

o    GROUND LEASE. The 237 Greenwood Court property, located in McDonough,
     Georgia and representing 7.4% of the total square footage of the Schron
     Industrial Portfolio Properties, is situated on a ground lease parcel. The ground lease began September 1, 2002 and expires on the later of December
     31, 2012 and the date on which the bonds issued by the Henry County
     Development Authority, the ground lessor, in respect of the parcel are paid in full. The ground lease payments are due on or before June 1 and December
     1 of each year until the bonds are paid in full and are equal to the amount of principal and interest payable on the bonds. The bonds were issued in an original aggregate principal amount of $14.2 million and bear interest at a fixed rate of 6.5% per annum. The borrower that is the lessee under the ground lease is the holder of such bonds and has pledged them to the lender as additional security for the Schron Industrial Portfolio Loan. The borrower that is the lessee under the ground lease has the obligation to purchase the ground lease parcel for $10 upon the earlier of the expiration of the ground lease or the termination of the lease term, in each case upon payment in full of such bonds. The lender holds a mortgage on both the fee interest in the ground lease parcel and the applicable borrower's leasehold interest.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -26-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - LYNNHAVEN MALL
--------------------------------------------------------------------------------

                                   [GRAPHIC]

                                   [GRAPHIC]

                                   [GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -27-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - LYNNHAVEN MALL
--------------------------------------------------------------------------------

                                   [GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -28-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS -LYNNHAVEN MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                   Virginia Beach, Virginia
Property Type                                                             Retail
Size (sf)                                                                776,371
Percentage Mall Shop Occupancy as of May 10, 2005                          94.7%
Year Built/Renovated                                        1981/1995-1996, 2003
Appraisal Value                                                     $369,400,000
Underwritten Occupancy                                                     92.3%
Underwritten Revenues                                                $31,506,151
Underwritten Total Expenses                                           $8,834,898
Underwritten Net Operating Income (NOI)                              $22,671,254
Underwritten Net Cash Flow (NCF)                                     $21,970,296

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Originator                                                    Archon/Commerzbank
Cut-off Date Principal Balance                                      $249,903,409
Cut-off Date Principal Balance PSF/Unit                                  $321.89
Percentage of Initial Mortgage Pool Balance                                 5.8%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                             5.050%
Original Term to Maturity (Months)                                            60
Original Amortization Term (Months)                                          360
Cut-off Date LTV Ratio(1)                                                  63.6%
LTV Ratio at Maturity(1)                                                   62.7%
Underwritten DSCR on NOI(1)                                                1.48x
Underwritten DSCR on NCF(1)                                                1.44x

--------------------------------------------------------------------------------

----------
(1)  The LTV and DSCR in this table are based on the total $251,000,000 financing reduced by the $15,000,000 performance guarantee as described under "Performance Guarantee" below. The Cut-Off Date LTV (not reduced by the $15,000,000 performance guarantee) is 67.7%. The DSCR (not reduced by the $15,000,000 performance guarantee) is 1.35x.

o    THE LOAN. The mortgage loan (the "LYNNHAVEN MALL LOAN") is evidenced by two notes in the aggregate original principal amount of $251,000,000 and is secured by a first mortgage encumbering a super regional shopping mall located in Virginia Beach, Virginia (the "LYNNHAVEN MALL PROPERTY"). The
     Lynnhaven Mall Loan was jointly originated 50% by Archon Financial, L.P.
     and 50% by Commerzbank AG, New York Branch ("COMMERZBANK"). Goldman Sachs
     Mortgage Company and Commerzbank are the holders of the Lynnhaven Mall
     Loan, and they are the joint loan sellers of the Lynnhaven Mall Loan. The
     Lynnhaven Mall Loan was originated on June 16, 2005 and represents approximately 5.8% of the initial mortgage pool balance. The proceeds from the Lynnhaven Mall Loan were used to refinance existing debt on the
     Lynnhaven Mall Property.

     The Lynnhaven Mall Loan had an initial term of 60 months and has a remaining term of 56 months. The scheduled maturity date is the payment date in July 2010. Voluntary prepayment of the Lynnhaven Mall Loan is prohibited until the payment date in January 2010. Defeasance with United
     States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted at any time after the second anniversary of the securitization closing date.

o    THE PROPERTY. The Lynnhaven Mall Property is a 1,298,871 sf super-regional shopping center with three anchors and approximately 140 stores. The
     Lynnhaven Mall Property opened in 1981 and is located in Virginia Beach,
     Virginia, in the southeastern portion of the Norfolk - Virginia Beach -
     Newport News MSA where the trade area has an average household income of
     $60,833 and a current population of approximately 620,000. The Lynnhaven
     Mall Property is proximate to the beach and the numerous surrounding hotels making it the preferred shopping destination for the region's three million annual visitors.

     The Lynnhaven Mall Property is anchored by Hecht's, Dillard's, J.C. Penney and a currently vacant fourth anchor space (formerly Lord & Taylor), along with major tenants Dick's Sporting Goods and Steve & Barry's (totaling
     760,866 sf). The Dillard's is not part of the collateral securing the
     Lynnhaven Mall Loan, nor are the improvements on the Hecht's anchor space and the vacant anchor space. The in-line space totals 432,665 sf, and there are an additional 30,759 sf of freestanding boxes and an 18-screen stadium seating AMC theatre.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -29-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - LYNNHAVEN MALL
--------------------------------------------------------------------------------

     The following table represents certain information relating to the anchor tenants at the Lynnhaven Mall Property:

                                                               CREDIT RATING OF                            OPERATING
                                                                PARENT COMPANY               COLLATERAL    COVENANT
            ANCHOR                     PARENT COMPANY        (FITCH/MOODY'S/S&P)     GLA      INTEREST    EXPIRATION
------------------------------   -------------------------   -------------------   -------   ----------   ----------

Hecht's                            May Department Stores         BBB/Baa2/BBB      198,625    Land Only    11/1/2013
Dillard's                             Dillard's, Inc.              BB-/B2/BB       182,233        No       8/1/2017
J.C. Penney                      J.C. Penney Company, Inc.        BB+/Ba1/BB+      150,434       Yes        Expired
Vacant Anchor                                                                      120,000    Land Only    7/24/2014
   (Former Lord & Taylor )
                                                                                   -------
TOTAL ANCHOR TENANTS                                                               651,392
                                                                                   =======

     The Lynnhaven Mall Property is 88.2% occupied (including the vacant anchor space), with mall shop occupancy at 94.7%. Sales for TTM March 2005 were
     $468 psf for comparable in-line tenants less than 10,000 sf and with occupancy costs of 12.0% (based on comparable sales, which includes tenants in occupancy for over twelve months that have reported sales over the period of their occupancy). The theatre has sales of approximately $611,000 per screen.

     The following table presents certain information relating to the major mall shop tenants at the Lynnhaven Mall Property:

  TEN LARGEST RETAIL TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT (1)(2)

                                                                                        % OF TOTAL     ANNUALIZED
                                    CREDIT RATING                        ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                   (FITCH/MOODY'S/     TENANT    % OF   UNDERWRITTEN   UNDERWRITTEN     BASE RENT      LEASE
          TENANT NAME                  S&P) (3)         NRSF     NRSF     BASE RENT      BASE RENT    ($ PER NRSF)   EXPIRATION
------------------------------   ------------------   -------   -----   ------------   ------------   ------------   ----------

AMC Theatres                         NR / NR / B       74,581    11.9%   $ 2,002,452       13.3%         $26.85      11/30/2030
Steve & Barry's                     NR / NR / NR       57,400     9.2        688,800        4.6          $12.00      1/31/2012
Dick's Sporting Goods               NR / NR / B+       52,074     8.3        650,004        4.3          $12.48      1/31/2019
H&M                                 NR / NR / NR       20,003     3.2        552,083        3.7          $27.60      1/31/2015
Old Navy (4)                     BBB- / Baa3 / BBB-    22,399     3.6        584,623        3.9          $26.10      7/31/2010
Barnes & Noble                      NR / NR / NR       28,078     4.5        400,112        2.7          $14.25      4/30/2014
Gap / GapKids                    BBB- / Baa3 / BBB-     9,598     1.5        268,740        1.8          $28.00      1/31/2009
Abercrombie & Fitch                 NR / NR / NR       10,720     1.7        257,280        1.7          $24.00      1/31/2008
Victoria's Secret                  NR / Baa2 / BBB      8,221     1.3        246,636        1.6          $30.00      1/31/2015
Charlotte Russe                     NR / NR / NR        7,233     1.2        216,996        1.4          $30.00      1/31/2012
                                                      -------    ----    -----------       ----          ------
TEN LARGEST OWNED TENANTS                             290,307    46.4%   $ 5,867,725       38.9%         $20.21
Remaining Owned Tenants                               302,453    48.3      9,211,498       61.1          $30.46
Vacant Spaces (Owned Space)                            33,177     5.3              0        0.0          $ 0.00
                                                      -------   -----    -----------      -----          ------
TOTAL/WTD. AVG. ALL OWNED
   TENANTS                                            625,937   100.0%   $15,079,223      100.0%         $25.44
                                                      =======   =====    ===========      =====

----------
(1)  Calculated based on approximate square footage occupied by each tenant.

(2)  Borrower owned in-line space only. Does not include J.C. Penney's owned space of 150,434.

(3)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(4)  Old Navy pays a percentage of sales in lieu of base rent.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -30-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - LYNNHAVEN MALL
--------------------------------------------------------------------------------

     The following table presents certain information relating to the lease rollover schedule at the Lynnhaven Mall Property:

                        LEASE EXPIRATION SCHEDULE (1) (2)

                                                                                        % OF TOTAL     ANNUALIZED
                                                           CUMULATIVE    ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                  EXPIRING       % OF          OF       UNDERWRITTEN   UNDERWRITTEN     BASE RENT
   YEAR ENDING DECEMBER 31,      OWNED NRSF   TOTAL NRSF   TOTAL NRSF     BASE RENT      BASE RENT    ($ PER NRSF)
------------------------------   ----------   ----------   ----------   ------------   ------------   ------------

2005                                13,256        2.1%         2.1%      $   387,396        2.6%         $29.22
2006                                32,137        5.1          7.3%          941,832        6.2          $29.31
2007                                21,571        3.4         10.7%          958,752        6.4          $44.45
2008                                66,868       10.7         21.4%        1,530,784       10.2          $22.89
2009                                25,282        4.0         25.4%          824,931        5.5          $32.63
2010                                33,810        5.4         30.8%          422,112        2.8          $12.48
2011                                 7,715        1.2         32.1%          282,732        1.9          $36.65
2012                               101,316       16.2         48.2%        2,120,052       14.1          $20.93
2013                                 8,672        1.4         49.6%          383,920        2.5          $44.27
2014                                58,968        9.4         59.0%        1,452,512        9.6          $24.63
2015 & Thereafter                  223,165       35.7         94.7%        5,774,201       38.3          $25.87
Vacant                              33,177        5.3        100.0%                0        0.0          $ 0.00
                                   -------      -----        -----       -----------      -----          ------
TOTAL/WTD. AVG.                    625,937      100.0%                   $15,079,223      100.0%         $25.44
                                   =======      =====                    ===========      =====

----------
(1)  Calculated based on approximate square footage occupied by each tenant.

(2)  Borrower owned in-line space only. Does not include J.C. Penney's owned space of 150,434.

o    THE BORROWER. The borrower is Lynnhaven Mall L.L.C., a single-member, single-purpose, single-asset entity. Legal counsel to the borrower has delivered a non-consolidation opinion in connection with the origination of the Lynnhaven Mall Loan. Lynnhaven Mall L.L.C is indirectly owned by
     General Growth Properties, Inc. General Growth Properties, Inc. is a
     publicly traded real estate investment trust that owns, develops, operates and/or manages shopping malls in over 40 states. There is no guarantor of the non-recourse carve-outs under the Lynnhaven Mall Loan.

o    ESCROWS. The loan documents provide for escrows of real estate taxes and insurance, certain tenant improvements and leasing commissions (in a maximum amount as of origination equal to $784,403, which amount is subject to change based upon the aggregate sf of all rentable area in the Lynnhaven
     Mall Property) and capital expenditures (in a maximum amount, as of origination, equal to $183,786 which amount is subject to change based upon the aggregate sf of all rentable area in the Lynnhaven Mall Property)
     during a Lynnhaven Mall Cash Sweep Period. A "LYNNHAVEN MALL CASH SWEEP
     PERIOD" means any period during the continuance of an event of default under the Lynnhaven Mall Loan and/or any period commencing as of the end of any fiscal quarter in which the net operating income of the Lynnhaven Mall
     Property for the prior twelve-month period is less than 85% of the net operating income at origination and terminating as of the end of any fiscal quarter in which the net operating income of the Lynnhaven Mall Property for the prior twelve-month period is at least equal to 85% of the net operating income at origination.

o    LOCKBOX AND CASH MANAGEMENT. The Lynnhaven Mall Loan requires a hard lockbox, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled sweep account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the sweep account within two business days after receipt. On each business day that no
     Lynnhaven Mall Cash Sweep Period exists, all funds in the sweep account will be

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -31-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - LYNNHAVEN MALL
--------------------------------------------------------------------------------

     remitted to an account specified by the borrower. Within two business days of commencement of a Lynnhaven Mall Cash Sweep Period, a cash management account will be established into which all funds in the sweep account will be remitted on each business day during a Lynnhaven Mall Cash Sweep Period.
     During the existence of a Lynnhaven Mall Cash Sweep Period, funds in the cash management account will be applied to pay the monthly debt service and any required reserves under the loan documents. Any remaining funds will be released to the borrower, unless an event of default is continuing, in which case, all available cash after the payment of the debt service and any required reserves will be held as additional collateral for the
     Lynnhaven Mall Loan.

o    PROPERTY MANAGEMENT. The Lynnhaven Mall Property is currently self-managed.
     Under the loan documents, the Lynnhaven Mall Property may be self-managed, managed by certain affiliates of the borrower, or managed by a manager for whom each rating agency has confirmed in writing will not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series 2005-GG5 certificates. The lender may require the borrower to cease managing the property or replace the property manager if an event of default under the Lynnhaven Mall Loan has occurred and is continuing. During the continuance of a Lynnhaven Mall Cash Sweep Period, the fees of the property manager may not exceed market rates for comparable properties in the geographic area.

o    PERFORMANCE GUARANTEE. A portion of the Lynnhaven Mall Property is subject to a ground lease between borrower, as landlord, and The May Department
     Stores Company ("MAY"), as tenant. May operated a Lord & Taylor store on the ground leased property but had discontinued operations of the store prior to the origination of the Lynnhaven Mall Loan. A loan guarantee in the amount of $15,000,000 from GGPLP L.L.C., an affiliate of the borrower, was delivered to the lender and will be released if and when the ground lease is terminated, May surrenders to borrower all of its rights to the ground leased property and May transfers to borrower the building and other improvements on the ground leased property which would then be collateral for the Lynnhaven Mall Loan.

o    RELEASE OF COLLATERAL. The borrower is permitted under the loan documents to obtain the release of one or more parcels or out lots, the release of which would not have a material adverse impact on the value, use or operation of the Lynnhaven Mall Property. Any parcel or out lot so released must be transferred to a third party in connection with an expansion or other development of the Lynnhaven Mall Property, and any such release is subject to, among other things, the borrower delivering to lender (a)
     evidence that the release of the parcel will not materially diminish the value of the Lynnhaven Mall Property as collateral for the Lynnhaven Mall
     Loan, (b) an opinion of counsel that any REMIC trust that has acquired the
     Lynnhaven Mall Loan will not fail to maintain its status as a REMIC solely as a result of the release and (c) written confirmation from each rating agency that the release would not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series
     2005-GG5 certificates. In addition, if a parcel to be released was improved as of the origination date of the Lynnhaven Mall Loan, the consent of the lender must be obtained and certain debt service coverage ratio and loan to value tests must be satisfied prior to the release of any such parcel.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. The loan documents permit, among other things, (a) the pledge of direct or indirect equity interests in the borrower in connection with Lynnhaven Mall Permitted Mezzanine Debt, (b)
     the pledge of indirect interests in the borrower to secure certain inter-affiliate debt, (c) the pledge by certain permitted equityholders of the borrower of indirect interests in the borrower in connection with the pledge of all or substantially all of the assets of such equityholder to secure debt of such equityholder, and (d) the pledge of direct or indirect equity interests in certain permitted equityholders of the borrower, or issuance by such equityholders of preferred equity, or debt granting similar rights as preferred equity. "LYNNHAVEN MALL PERMITTED MEZZANINE
     DEBT" means indebtedness of a direct or indirect owner of the borrower that is secured by a pledge of the direct or indirect equity interests in the borrower; provided that, among other things, (i) written rating agency confirmation that such debt would not result in the downgrade, withdrawal or qualification of the then current ratings of the series 2005-GG5 certificates issued has been

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -32-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - LYNNHAVEN MALL
--------------------------------------------------------------------------------

     obtained and (ii) the Lynnhaven Mall Property meets certain performance requirements specified in the Lynnhaven Mall loan agreement, including: (A)
     the aggregate loan-to-value ratio of the Lynnhaven Mall Loan and the mezzanine loan is not in excess of 75%, and (B) the aggregate debt-service-coverage-ratio of the Lynnhaven Mall Loan and the mezzanine loan for the immediately preceding twelve month period ending on the last day of a fiscal quarter is not less than 1.20x based on the actual loan constant and not less than 0.90x based on an assumed loan constant of 9%.

o    TERRORISM INSURANCE. The loan documents require that, during the policy year in which the loan origination occurred, the borrower will maintain terrorism insurance in an amount equal to 100% of the full replacement cost of the Lynnhaven Mall Property and 100% of the projected annual gross rental income from the Lynnhaven Mall Property from the date of the casualty to the date that the Lynnhaven Mall Property is repaired or replaced and operations are resumed (plus an extended period of indemnity for 60 days after the completion of restoration). After such policy year, the borrower is required to use commercially reasonable efforts, consistent with those of prudent owners of institutional quality commercial real estate, to maintain such coverage at all times while the Lynnhaven Mall
     Loan is outstanding (either as part of its "all-risk" and business income/rental-loss insurance policies or as a separate policy), provided such coverage is available at commercially reasonable rates. See "Risk
     Factors--Risks Related to the Underlying Mortgage Loans" in the prospectus supplement.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -33-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - MARYLAND MULTIFAMILY PORTFOLIO
--------------------------------------------------------------------------------

                                   [GRAPHIC]

                                   [GRAPHIC]

                                   [GRAPHIC]

                                   [GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -34-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - MARYLAND MULTIFAMILY PORTFOLIO
--------------------------------------------------------------------------------

                                    [GRAPHIC]

                         MARYLAND MULTIFAMILY PORTFOLIO

    [THE FOLLOWING TABLE WAS REPRESENTED BY A MAP IN THE PRINTED MATERIAL.]

1 Commons at White Marsh Apartments   9901 Langs Road           Middle River   MD   21220
2 Highland Village Townhomes          3953 McDowell Lane        Halethorpe     MD   21227
3 Harbor Point Estates                909 South Avenue          Essex          MD   21221
4 Dutch Village                       2349 Parring Manor Road   Parkville      MD   21234
5 Whispering Woods Townhomes          37 Alberge Lane           Middle River   MD   21220
6 Fontana Village Townhomes           1 Orion Court             Rosedale       MD   21237
7 Riverview Townhomes                 600 Fifth Avenue          Baltimore      MD   21227
8 Hamilton Manor                      3340 Lancer Drive         Hyattsville    MD   20762
9 Cove Village Apartments             2 Driftwood Court         Essex          MD   21221

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -35-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - MARYLAND MULTIFAMILY PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            9
Location (City/State)                                                Various, MD
Property Type                                                        Multifamily
Size (units)                                                               5,517
Percentage Occupancy as of June 2, 2005                                    93.7%
Year Built                                                             1946-1972
Appraisal Value                                                     $447,680,000
Underwritten Occupancy                                                     93.7%
Underwritten Revenues                                               $ 44,121,130
Underwritten Total Expenses                                         $ 17,721,118
Underwritten Net Operating Income (NOI)                             $ 26,400,012
Underwritten Net Cash Flow (NCF)                                    $ 25,020,762
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Originator                                                                  GCFP
Cut-off Date Principal Balance                                      $200,000,000
Cut-off Date Principal Balance PSF/Unit                               $61,627.70
Percentage of Initial Mortgage Pool Balance                                 4.7%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                             5.220%
Original Term to Maturity (Months)                                            84
Original Amortization Term (Months)                                Interest Only
Cut-off Date LTV Ratio                                                     75.9%
LTV Ratio at Maturity                                                      75.9%
Underwritten DSCR on NOI                                                   1.47x
Underwritten DSCR on NCF                                                   1.39x
--------------------------------------------------------------------------------

o    THE LOAN. The mortgage loan (the "MARYLAND MULTIFAMILY TRUST LOAN") is evidenced by a single note and is secured by two first mortgages encumbering nine multifamily properties located within the Baltimore, MD
     MSA consisting of 5,517 apartment units (the "MARYLAND MULTIFAMILY
     PROPERTIES"). The Maryland Multifamily Trust Loan represents approximately
     4.7% of the initial mortgage pool balance. The Maryland Multifamily Trust
     Loan was originated on June 30, 2005, has an original principal balance and a principal as of the cut-off date of $200,000,000, and an interest rate of
     5.22% per annum. The proceeds of the Maryland Multifamily Trust Loan, together with the Maryland Multifamily Companion Loan (as described below), were used to refinance existing debt totaling $224,949,986.

     The Maryland Multifamily Trust Loan is a pari passu portion of a whole mortgage loan with an original principal balance of $340,000,000. The companion loan to the Maryland Multifamily Trust Loan is evidenced by a separate pari passu note with an interest rate of 5.22% per annum and an original principal balance and a principal balance as of the cut-off date of $140,000,000 (the "MARYLAND MULTIFAMILY COMPANION LOAN"). The Maryland
     Multifamily Companion Loan will not be an asset of the trust. The Maryland
     Multifamily Trust Loan and the Maryland Multifamily Companion Loan
     (collectively, the "MARYLAND MULTIFAMILY LOAN GROUP") are governed by a co-lender agreement, as described in the prospectus supplement under
     "Description of the Mortgage Pool-Split Loan Structure" and will be serviced pursuant to the terms of the 2005-GG5 pooling and servicing agreement.

     The DSCR and LTV on the Maryland Multifamily Loan Group are 1.39x and
     75.9%, respectively.

     The Maryland Multifamily Trust Loan has an initial term of 84 months and a remaining term of 80 months. The loan requires payments of interest only for the entire term. The scheduled maturity date is July 6, 2012. Voluntary prepayment of the Maryland Multifamily Trust Loan is prohibited prior to the payment date of April 6, 2012 and permitted on such payment date and thereafter without penalty. Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted on the earlier of January 6,
     2009 and the date that is two years after the securitization closing date for the Maryland Multifamily Companion Loan (the "INITIAL DEFEASANCE
     DATE").

o    THE PROPERTIES. The Maryland Multifamily Properties consist of nine garden-style apartment complexes, as described below. The following table presents certain information relating to the Maryland Multifamily
     Properties:

                                                                                 YEAR BUILT /    JUNE 2005
          PROPERTY NAME                 LOCATION       ALLOCATED LOAN   UNITS   YEAR RENOVATED   OCCUPANCY
---------------------------------   ----------------   --------------   -----   --------------   ---------

Commons at White Marsh Apartments   Middle River, MD     $79,200,000    1,212     1972 / 2005      93.8%
Highland Village Townhomes            Baltimore, MD       73,000,000    1,098     1961 / 2005      96.2%
Harbor Point Estates                    Essex, MD         44,500,000      650     1971 / 2005      94.5%

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -36-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - MARYLAND MULTIFAMILY PORTFOLIO
--------------------------------------------------------------------------------

                                                                                 YEAR BUILT /    JUNE 2005
          PROPERTY NAME                 LOCATION       ALLOCATED LOAN   UNITS   YEAR RENOVATED   OCCUPANCY
---------------------------------   ----------------   --------------   -----   --------------   ---------

Dutch Village Townhomes               Baltimore, MD       38,900,000      803     1967 / 2005      91.8%
Whispering Woods Townhomes            Baltimore, MD       29,000,000      524     1972 / 2004      91.8%
Fontana Village Townhomes             Rosedale, MD        21,500,000      356     1969 / 2005      93.3%
Riverview Townhomes                   Baltimore, MD       19,000,000      330     1954 / 2005      92.7%
Hamilton Manor                       Hyattsville, MD      18,900,000      245     1946 / 2005      92.2%
Cove Village Apartments                 Essex, MD         16,000,000      299     1967 / 1996      93.0%
                                                        ------------    -----                      ----
TOTAL/WTD. AVG.                                         $340,000,000    5,517                      93.7%
                                                        ============    =====

     COMMONS AT WHITE MARSH APARTMENTS is a 1,212-unit garden-style apartment complex located in Middle River, Maryland, in the northeastern portion of the Baltimore PMSA, approximately 15 miles northeast of Baltimore. The property consists of 85 two-story townhouse and apartment buildings.
     Project amenities include a rental office, two swimming pools, kids' pool, two playgrounds, tennis court, gazebo and a car vacuum area. The unit mix includes one, two and three-bedroom units, with an overall average unit size of 807 sf.

     HIGHLAND VILLAGE TOWNHOMES is a 1,098-unit townhouse-style apartment complex located in Baltimore, Maryland, in the southwestern portion of the
     Baltimore PMSA, approximately four miles southwest of the Baltimore CBD.
     The property includes 107 two-story townhome buildings with one, two, and three-bedroom units, with an overall average unit size of 756 sf. Project amenities include a playground, laundry facility and leasing office.

     HARBOR POINT ESTATES is a 650-unit townhouse-style apartment complex located in Essex, Maryland, in the northeastern portion of the Baltimore
     PMSA, approximately 15 miles northeast of Baltimore. The property features
     54, two-story townhome buildings. Project amenities include a swimming pool, two playgrounds, a laundry facility, and a leasing office. The unit mix includes two and three-bedroom units with an overall average unit size of 862 sf.

     DUTCH VILLAGE TOWNHOMES is a 803-unit townhouse-style apartment complex located in Baltimore, Maryland, the northern portion of the Baltimore PMSA, approximately eight miles north of the Baltimore CBD. The property consists of 76 two-story townhome and apartment buildings. The unit mix includes one, two and three-bedroom units, with an overall average unit size of 752
     sf. Project amenities include a playground, laundry facility and leasing office.

     WHISPERING WOODS TOWNHOMES is a 524-unit townhouse-style apartment complex located in Baltimore, Maryland, in the northeastern portion of the
     Baltimore PMSA, approximately 14 miles northeast of the Baltimore CBD. The property consists of 34 two-story townhome buildings. Property amenities include a playground, laundry facility and leasing office. The average unit size is 785 sf, with a mix of one, two and three-bedroom units.

     FONTANA VILLAGE TOWNHOMES is a 356-unit townhouse-style apartment complex located in Rosedale, Maryland, in the northeastern portion of the Baltimore
     PMSA, approximately ten miles northeast of the Baltimore CBD. The property consists of 23 two-story townhouse buildings with a mix of one, two and three-bedroom units. The average unit size is 754 sf. Amenities include a playground, laundry facility, community center and leasing office.

     RIVERVIEW TOWNHOMES is a 330-unit townhouse-style apartment complex located in Baltimore, Maryland, in the southwestern portion of the Baltimore PMSA, approximately 12 miles southwest of the Baltimore CBD. The property consists of 39 two-story townhouse buildings with a mix of one, two and three-bedroom units. The average unit size is 777 sf. Property amenities include a playground and leasing office.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -37-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - MARYLAND MULTIFAMILY PORTFOLIO
--------------------------------------------------------------------------------

     HAMILTON MANOR is a 245-unit garden-style apartment complex located in
     Hyattsville, MD, approximately 6 miles northeast of Washington, D.C. The property consists of 18 two and three-story apartment buildings. The average unit size is 784 sf, with a mix of one and two-bedroom apartments.
     Property amenities include a laundry facility, leasing office and playground.

     COVE VILLAGE APARTMENTS is a 299-unit townhouse-style apartment complex located in Essex, Maryland in the northeastern portion of the Baltimore
     PMSA, approximately 12 miles northeast of the Baltimore CBD. The property consists of 27 two-story townhouse buildings. The average unit size is 757 sf, with a mix of one, two and three-bedroom units. Property amenities include a playground, laundry facility and leasing office.

     Commons at White Marsh and Harbor View were acquired in August 2002 and the balance of the portfolio was acquired in April 2003. Since acquisition, the borrower has spent approximately $20.2 million ($3,661 per unit) on exterior, common area and interior upgrades. Approximately 10% of the unit interiors have been renovated with either or both new kitchens (cabinets, counters, floors, appliances) and baths. At closing, $10,385,885 was reserved, which amount is anticipated to be sufficient to complete interior unit renovations. Across the portfolio, 13.5% of the units are occupied by
     Section 8 tenants.

o    THE BORROWER. The borrowers and IDOT guarantors (collectively the "MARYLAND
     MULTIFAMILY PORTFOLIO BORROWER PARTIES") are 34 single-asset, special-purpose, bankruptcy-remote entities, each with an independent director (there are a total of 17 phases of the 9 properties; each phase has a separate borrower and IDOT guarantor). Legal counsel to each of the
     Maryland Multifamily Portfolio Borrower Parties delivered a non-consolidation opinion in connection with the origination of the
     Maryland Multifamily Loan Group. The sponsors of the Maryland Multifamily
     Portfolio Borrower Parties are Sawyer Realty Holdings LLC ("SAWYER"), which has a 25% interest, and entities owned by Lubert-Adler Real Estate Fund
     III, L.P., Lubert-Adler Real Estate Parallel Fund III, L.P. and
     Lubert-Adler Capital Real Estate Fund III, L.P. ("LUBERT-ADLER"), which has a 75% interest. Sawyer is a privately held, fully integrated real estate investment and management company specializing in the identification, acquisition, improvement, operation and long-term ownership and asset management of multi-family properties. Sawyer currently owns and/or manages approximately 20,000 multi-family residential units located predominantly along the Eastern seaboard of the United States. Lubert-Adler is a real estate private equity firm specializing in redevelopments through joint ventures with local operating partners. The firm was co-founded by Ira
     Lubert and Dean Adler in 1997. Since its inception, Lubert-Adler has invested in $8 billion of real estate assets. David Rosenberg, Lubert-Adler
     Real Estate Fund III, L.P., Lubert-Adler Real Estate Parallel Fund III,
     L.P. and Lubert-Adler Capital Real Estate Fund III, L.P. (collectively, the
     "LUBERT ADLER FUND") are the guarantors under the non-recourse carveouts for the Maryland Multifamily Loan Group. The liability under the non-recourse carveout guaranty of the three Lubert Adler Fund guarantors identified above is capped at $10,000,000, but only with respect to recourse liability related to bankruptcy matters and non-permitted property transfers.

o    RELEASE OF COLLATERAL. The Maryland Multifamily Loan Group permits the release of any or all of the properties after the Maryland Multifamily
     Properties Initial Defeasance Date, subject to the satisfaction of certain conditions, including: (i) the delivery of defeasance collateral in an amount equal to the greater of (a) 120% of the allocated loan amount for the mortgaged property being released, except with respect to a certain portion of the Commons at White Marsh property, which has an allocated loan amount of $45,100,000, 100% of such allocated loan amount and (b) the amount necessary to cause the underwritten DSCR (calculated using underwritten cash flow and a 6.75% constant) of the Maryland Multifamily
     Properties to be equal to the greater of (x) the underwritten DSCR immediately preceding such release and (y) an underwritten DSCR of 1.05x;
     (ii) no event of default then existing and (iii) other standard conditions as specified in the related loan documents.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -38-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - MARYLAND MULTIFAMILY PORTFOLIO
--------------------------------------------------------------------------------

o    ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for collection of $257.94 per unit per annum into an ongoing replacement reserve account. In addition, the
     Maryland Multifamily Portfolio Borrower Parties deposited at closing
     $10,385,885 into an upfront capital reserve account to be used to complete interior unit renovations. At closing, the Maryland Multifamily Portfolio
     Borrower Parties funded a deferred-maintenance reserve of $632,803, which is 125% of the recommended amount specified in the property condition reports.

o    LOCKBOX AND CASH MANAGEMENT. The loan requires soft lockboxes at all of the properties. The loan documents require the Maryland Multifamily Portfolio
     Borrower Parties to direct the property managers at each of the Maryland
     Multifamily Properties to deposit rent checks into local property lockbox accounts within three business days of receipt. All local property lockboxes are automatically swept into a central lender-controlled account.
     On each regularly scheduled payment date, any amounts in the lender-controlled account, after payment of debt service and required reserves, are swept into a lockbox account established under the mezzanine loan described below, unless an event of default is continuing or the combined Maryland Multifamily Loan Group and mezzanine loan (described below) DSCR (calculated using actual cash flow and a 6.75% constant) at the end of any quarter falls below 1.00x from and including the 48th payment date through but excluding the 60th payment date, or 1.10x from and including the 60th payment date through but excluding the 72nd payment date, or 1.15x from and after the 72nd payment date, at which point a cash-trap period will commence (and will continue until such time that the event of default has been cured or such DSCR is restored for two consecutive calendar quarters). During a cash-trap period, all remaining cash (after payment of debt service, reserves, approved operating expenses and the debt service payment due under the mezzanine loan described below)
     is required to be deposited into a cash collateral account (which may be applied to the debt upon an event of default under the Maryland Multifamily
     Loan Group).

o    PROPERTY MANAGEMENT. Sawyer Property Management, LLC, a subsidiary of
     Sawyer and an affiliate of the borrower, is the property manager for all of the Maryland Multifamily Properties. The property manager receives a management fee on the Maryland Multifamily Properties equal to 4.0% of the gross revenue. The lender may require the Maryland Multifamily Portfolio
     Borrower Parties to terminate the property manager following one or more of the following events: (i) if for any two consecutive calculation dates, the
     Maryland Multifamily Properties fail to maintain the minimum DSCR described above under "--Lockbox and Cash Management", (ii) an event of default is continuing under the Maryland Multifamily Loan Group, (iii) the property manager is in default under any management agreement or (iv) upon the gross negligence, malfeasance or willful misconduct of the property manager.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Concurrent with the origination of the Maryland Multifamily Loan Group, Potomac Realty Capital ("PRC"), an
     affiliate of Sawyer and an affiliate of the Maryland Multifamily Portfolio
     Borrower Parties, originated a $20,000,000 mezzanine loan to SRH/LA
     Chesapeake Mezzanine, LLC and SRH/LA Baltimore Mezzanine, LLC., which are collectively, the owners of 100% of the direct and indirect ownership interests in each of the Maryland Multifamily Portfolio Borrower Parties.
     The mezzanine loan has an interest rate equal to one-month LIBOR plus 6.25%
     per annum and a maturity date of July 6, 2012, which is coterminous with the Maryland Multifamily Loan Group. The mezzanine loan is secured by a pledge of the equity interests in the Maryland Multifamily Portfolio
     Borrower Parties. The mezzanine loan is subject to cash management controls as set forth in the loan agreement for the mezzanine loan. PRC oversees disbursement of the $10,385,885 upfront capital reserve described above.
     PRC, as collateral for an existing financing facility, has pledged the mezzanine loan to GCFP.

     Pursuant to the intercreditor agreement between the lender under the
     Maryland Multifamily Loan Group and the mezzanine lender, (i) the mezzanine lender has the right to cure a default under the Maryland Multifamily Loan

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -39-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - MARYLAND MULTIFAMILY PORTFOLIO
--------------------------------------------------------------------------------

     Group and (ii) the holder of the Maryland Multifamily Loan Group may not amend the loan documents for the Maryland Multifamily Loan Group if the amendment increases the interest rate or principal amount of the Maryland
     Multifamily Loan Group, modifies the maturity date or otherwise amends certain specified terms. Upon the occurrence of an event of default under the mezzanine loan documents, the mezzanine lender may foreclose upon the partnership or membership interests in the Maryland Multifamily Portfolio
     Borrower Parties, which would result in a change of control with respect to the Maryland Multifamily Portfolio Borrower Parties and could result in a change in the management of the Maryland Multifamily Properties. Transfer of the mezzanine lender's interest in the mezzanine loan is governed by the terms of the intercreditor agreement, which prohibits transfers of more than 49% of the mezzanine lender's interest in the mezzanine loan unless such transfer is to a qualified transferee under the intercreditor agreement or rating agency approval has been obtained. Notwithstanding the foregoing, so long as PRC is the holder of the mezzanine loan and an affiliate of the Maryland Multifamily Portfolio Borrower Parties, (A) PRC
     is not permitted to exercise any of the mezzanine lender's cure rights and/or purchase rights set forth in the intercreditor agreement with respect to the Maryland Multifamily Loan Group and (B) the intercreditor agreement prohibits the mezzanine lender from, among other things, (i)
     exercising foreclosure remedies under the mezzanine loan documents, (ii)
     exercising any other remedies under the mezzanine loan documents which could reasonably be expected to adversely affect the rights or remedies of lender under the Maryland Multifamily Loan Group, (iii) filing, joining in the filing, or consenting to the filing, of any insolvency action against the mezzanine loan borrower and (iv) seeking the appointment of (or consenting to the appointment of) a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the mezzanine borrower or any collateral securing the mezzanine loan (or any portion thereof).

     TERRORISM INSURANCE. The loan documents require the Maryland Multifamily
     Portfolio Borrower Parties to maintain terrorism insurance in an amount equal to 100% of the replacement cost of the Maryland Multifamily
     Properties, provided such coverage is available.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -40-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - JQH HOTEL PORTFOLIO A
--------------------------------------------------------------------------------

                                    [GRAPHIC]

                                    [GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -41-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - JQH HOTEL PORTFOLIO A
--------------------------------------------------------------------------------

                              JQH HOTEL PORTFOLIO A

     [THE FOLLOWING TABLE WAS REPRESENTED BY A MAP IN THE PRINTED MATERIAL.]

1 OKLAHOMA CITY RENAISSANCE         10 North Broadway                        Oklahoma City      OK   73102
2 NORTH CHARLESTON EMBASSY SUITES   5055 International Blvd                  North Charleston   SC   29418
3 MADISON MARRIOTT                  1313 John Q. Hammons Drive               Middleton          WI   53562
4 KANSAS CITY EMBASSY SUITES        7640 Northwest Tiffany Springs Parkway   Kansas City        MO   64153
5 BOWLING GREEN HOLIDAY INN         1021 Wilkinson Trace                     Bowling Green      KY   42103
6 HOUSTON MARRIOTT                  9100 Gulf Freeway                        Houston            TX   77017
7 GREENSBORO HOMEWOOD SUITES        201 Centreport Drive                     Greensboro         NC   27409
8 SPRINGDALE HAMPTON INN & SUITES   1700 South 48th Street                   Springdale         AR   72762

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -42-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - JQH HOTEL PORTFOLIO A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            8
Location (City/State)                                                    Various
Property Type                                                        Hospitality
Size (rooms)                                                               1,799
Percentage Occupancy Trailing 12 as of July 31, 2005                       68.1%
Year Built / Renovated                                         Various / Various
Appraisal Value                                                     $256,000,000
Underwritten Occupancy                                                     68.1%
Underwritten Revenues                                                $75,824,106
Underwritten Total Expenses                                          $52,895,746
Underwritten Net Operating Income (NOI)                              $22,928,360
Underwritten Net Cash Flow (NCF)                                     $19,895,396
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
Originator                                                                Archon
Cut-off Date Principal Balance                                      $197,000,000
Cut-off Date Principal Balance PSF/Unit                              $109,505.28
Percentage of Initial Mortgage Pool Balance                                 4.6%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                             5.487%
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                   35 IO; 360
Cut-off Date LTV Ratio                                                     77.0%
LTV Ratio at Maturity                                                      64.7%
Underwritten DSCR on NOI                                                   1.71x
Underwritten DSCR on NCF                                                   1.48x
--------------------------------------------------------------------------------

o    THE LOAN. The mortgage loan (the "JQH HOTEL PORTFOLIO A LOAN") is evidenced by a single note and is secured by a first mortgage encumbering eight full-service hotels located in eight states (the "JQH HOTEL PORTFOLIO A
     PROPERTIES"). The JQH Hotel Portfolio A Loan was originated on September
     26, 2005 by Archon Financial L.P. and was subsequently purchased by Goldman
     Sachs Mortgage Company and had an original principal balance of
     $197,000,000. The note evidencing the JQH Hotel Portfolio A Loan has a principal balance as of the cut-off date of $197,000,000 and an interest rate of 5.487%. The proceeds of the JQH Hotel Portfolio A Loan were primarily used to refinance existing debt on the JQH Hotel Portfolio A
     Properties.

     The JQH Hotel Portfolio A Loan had an initial term of 120 months and has a remaining term of 119 months. The scheduled maturity date is the payment date in October 2015. Voluntary prepayment of the JQH Hotel Portfolio A
     Loan is prohibited until the payment date in April 2015. On or after the payment date in April 2015, full or partial prepayment is permitted on the
     JQH Hotel Portfolio A Loan without penalty. Defeasance and substitution are permitted with respect to the JQH Hotel Portfolio A Loan as described under
     "Defeasance and Substitution" below.

o    THE PROPERTIES. The JQH Hotel Portfolio A Properties consist of eight hotel properties located in eight states. The JQH Hotel Portfolio A Borrower has pledged its fee interest in all of the JQH Hotel Portfolio A Properties.
     The following table presents certain information relating to the JQH Hotel
     Portfolio A Properties:

                                                                        ALLOCATED                                            # OF
         PROPERTY NAME                  CITY              STATE        LOAN AMOUNT   OCCUPANCY (1)   ADR (1)   REVPAR (1)   ROOMS
-------------------------------   ----------------   --------------   ------------   -------------   -------   ----------   -----

Oklahoma City Renaissance         Oklahoma City      Oklahoma         $ 44,134,109       77.7%       $120.62     $93.76       310
North Charleston Embassy Suites   North Charleston   South Carolina     38,178,295       74.1%       $116.70     $86.47       254
Madison Marriott                  Middleton          Wisconsin          31,458,915       58.2%       $101.93     $59.36       291
Kansas City Embassy Suites        Kansas City        Missouri           28,404,651       70.7%       $107.99     $76.35       235
Bowling Green Holiday Inn         Bowling Green      Kentucky           20,845,349       73.6%       $ 90.75     $66.81       217
Houston Marriott                  Houston            Texas              17,332,946       58.1%       $ 97.66     $56.70       286
Greensboro Homewood Suites        Greensboro         North Carolina      9,773,643       72.6%       $106.74     $77.50       104
Springdale Hampton Inn & Suites   Springdale         Arkansas            6,872,093       56.9%       $ 97.12     $55.27       102
                                                                      ------------       ----        -------     ------     -----
TOTAL / AVERAGE PORTFOLIO                                             $197,000,000       68.1%       $106.73     $72.63     1,799
                                                                      ============                                          =====

----------
(1)  Trailing 12 months through 7/31/2005.

     OKLAHOMA CITY RENAISSANCE PROPERTY is a full-service, 310-room hotel located in the center of Oklahoma City, with access from Broadway and other major roads running through the downtown area. The property is attached to the 300,000 square feet Cox Convention Center. The property was originally completed and opened

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -43-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - JQH HOTEL PORTFOLIO A
--------------------------------------------------------------------------------

     in 2000, followed by further renovations in 2004. The Oklahoma City
     Renaissance Property's amenities include an indoor pool, 4,224 sf of meeting space, fitness center and full-service business center.

     NORTH CHARLESTON EMBASSY SUITES PROPERTY is a full-service, 254-room hotel located between two major roadways (I-526 and I-26), eight miles north of downtown Charleston and two miles east of the airport. The property is attached to the Charleston Convention Center Complex, in close proximity to demand-generating business users, such as Robert Boush, Verizon and a
     Boeing contractor. The property was originally completed and opened in
     2000, followed by further renovations in 2004. The North Charleston Embassy
     Suites Property's amenities include an indoor pool, fitness center, business center and 118,086 sf of meeting space.

     KANSAS CITY EMBASSY SUITES PROPERTY is a full-service, 235-room hotel located in the northern Kansas City area in a prominent business district, highly visible and accessible from major roadways. The property is situated five miles from the Kansas City Airport. The property was originally completed and opened in 1989, followed by further renovations in 2003. The
     Kansas City Embassy Suites Property's amenities include an indoor pool, business center, fitness center and 14,608 sf of meeting space.

     BOWLING GREEN HOLIDAY INN PROPERTY is a full-service, 217-room hotel located in the southern portion of Bowling Green, close to I-65 (the main thoroughfare servicing Bowling Green). The hotel is adjacent to the Sloan
     Convention Center, a 60,000 sf facility with 35,000 sf of meeting and exhibit space, in a newer, developing area of Bowling Green. The property was completed and opened in 1995. The Bowling Green Holiday Inn Property's amenities include an indoor pool, business center, fitness center and 4,532 sf of meeting space.

     MADISON MARRIOTT PROPERTY is a full-service, 291-room hotel located ten miles outside of downtown Madison, with good accessibility from major highways in the area. The property is adjacent to a 30,000 sf conference center and is situated in a developing market, close to a 325,000 sf shopping center. The property was originally completed and opened in 1985, followed by further renovations in 2004. The Madison Marriott Property's amenities include an indoor pool, business center, fitness center, 42,722 sf of meeting space and an Enterprise rental car desk.

     HOUSTON MARRIOTT PROPERTY is a full-service, 286-room hotel located one mile west of Hobby Airport, Houston's primary regional airport; bounded to the east and north by I-45, the major thoroughfare connecting Galveston,
     Houston and Dallas. The property's proximity to the airport is the driver of the significant meeting and group demand. The property was originally completed and opened in 1985, followed by further renovations in 2002. The
     Houston Marriott Property's amenities include an indoor pool, business center, fitness center and 17,359 sf of meeting space.

     GREENSBORO HOMEWOOD SUITES PROPERTY is a full-service, 104-room hotel located one mile from I-40, the primary thoroughfare, between downtown
     Greensboro to the east and Winston Salem to the west. The property is also located near the Greensboro airport. The property was originally completed and opened in 1996 and is currently undergoing further renovations. The
     Greensboro Homewood Suites Property's amenities include an outdoor pool, fitness center, business center and 1,196 sf of meeting space.

     SPRINGDALE HAMPTON INN & SUITES PROPERTY is a full-service, 102-room hotel located near the junction of US 412 and I-540 in the prominent commercial area of Springdale, the corporate home of Tyson Foods and 15 miles from
     Wal-Mart's corporate headquarters. The property was originally completed and opened in 1995, followed by further renovations in 2002. The Springdale
     Hampton Inn & Suites Property's amenities include an outdoor pool, business center, fitness center and 250 sf of meeting space

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -44-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - JQH HOTEL PORTFOLIO A
--------------------------------------------------------------------------------

o    THE BORROWER. The borrower is Atrium Finance II, LP, a special-purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the JQH Hotel Portfolio A Loan. John
     Q. Hammons Hotels, L.P. is the guarantor of the non-recourse carve-outs of the JQH Hotel Portfolio A Loan. John Q. Hammons Hotels, L.P. was
     established in 1989 and its principals include a founding member of the
     Starwood Capital Group as well as iStar Financial, Inc. John Q. Hammons
     Hotels, L.P.'s investments are comprised of equity interests in the borrower and in certain other entities that own other hotels (including the borrower under the JQH Hotel Portfolio B Loan).

o    ESCROWS. At origination, the borrower was required to deposit $6,250, which represented deferred maintenance, and $6,129,764, which represented capital expenditures under property improvement plans required by certain of the franchisors of the properties. Additionally, the loan documents required certain escrows to be funded at origination in respect of real estate taxes, ground rents, insurance premiums, environmental work and FF&E.

     The loan documents also provide for the monthly funding of a reserve for real estate taxes, ground rents and insurance premiums with respect to the
     JQH Hotel Portfolio A Properties. In addition, the loan documents require the borrower to fund an FF&E reserve starting in January 2006 in the monthly amount equal to 4% of the trailing 12 month operating income from the JQH Hotel Portfolio A Properties, with a credit commencing in October
     2008 for certain excess amounts spent in the calendar year 2005 on FF&E.

     In lieu of cash escrows and reserves, the loan documents permit the borrower to post a letter of credit or provide a guaranty from John Q.
     Hammons Hotels, L.P. so long as John Q. Hammons Hotels, L.P. maintains a net worth of at least $120 million and the aggregate amount of the guarantees delivered pursuant to the loan documents does not exceed $8.5 million. At origination, the borrower delivered guarantees from John Q.
     Hammons Hotels, L.P. in respect of all of the escrows and reserves.

o    LOCKBOX AND CASH MANAGEMENT. The JQH Hotel Portfolio A Loan requires a lockbox throughout the term of the JQH Hotel Portfolio A Loan. The loan documents require the borrower to deposit or cause to be deposited in a lender-controlled account all credit card receivables and other cash revenue from the JQH Hotel Portfolio A Properties received within two business days of receipt by the borrower, the property manager or the JQH
     Operator Lessee (as defined below), as the case may be. Provided no event of default is then continuing under the JQH Hotel Portfolio A Loan, all amounts then contained in the lockbox are swept to the borrower at the end of each business day (or on a less frequent basis at the borrower's election).

o    PROPERTY MANAGEMENT. Each of the JQH Hotel Portfolio A Properties is leased to Atrium TRS II, L.P. (the "JQH OPERATOR LESSEE"), a special-purpose entity affiliated with John Q. Hammons Hotels, L.P., which operates the JQH
     Hotel Portfolio A Properties. The JQH Operator Lessee has pledged all of its interests in the operating leases, subleases, FF&E, accounts and its other assets in connection with the JQH Operator Lessee's guaranty of the
     JQH Hotel Portfolio A Loan.

     The JQH Hotel Portfolio A Properties are managed by John Q. Hammons Hotels
     Management, LLC pursuant to a management agreement between the property manager and the JQH Operator Lessee. John Q. Hammons Hotels Management, LLC
     is also the manager of the JQH Hotel Portfolio B Properties. The management fees are based on actual costs and expenses (including an allocable portion of overhead and salaries) and are currently approximately 1.5% of gross revenues. The management fees are capped at the rate that would be obtained in an arms-length negotiation. Upon an event of default under the JQH Hotel
     Portfolio A Loan, the lender may require the borrower to exercise, or cause the JQH Operator Lessee to exercise, its right under the management agreement to request the replacement of the property manager's senior management with individuals reasonably satisfactory to the lender (and under the management agreement, the property manager is

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -45-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - JQH HOTEL PORTFOLIO A
--------------------------------------------------------------------------------

     not permitted to unreasonably deny such request). Upon foreclosure or deed-in-lieu of foreclosure on a property, the management agreement is terminable by the property owner with respect to that property without payment of any termination fee or similar amount. The management agreement is subordinate to the JQH Hotel Portfolio A Loan.

     Each of the JQH Hotel Portfolio A Properties is operated under a franchise flag. Two of the JQH Hotel Portfolio A Properties are operated under an
     Embassy Suites flag, two are operated under a Marriott flag, one is operated under a Hampton Inn & Suites flag, one is operated under a Holiday
     Inn flag, one is operated under a Homewood Suites flag and one is operated under a Renaissance flag.

o    DEFEASANCE AND SUBSTITUTION. From and after the second anniversary of the
     Issue Date, provided no event of default is then continuing under the JQH
     Hotel Portfolio A Loan, the borrower may obtain the release of one or more of the JQH Hotel Portfolio A Properties by defeasing with permitted government securities individual properties comprising the JQH Hotel
     Portfolio A, subject to the satisfaction of certain requirements, including, (i) unless the JQH Hotel Portfolio A Loan is defeased in full, a
     JQH Hotel Portfolio A DSCR for the 12 month period ending on the fiscal quarter most recently ended (after giving effect to such defeasance and excluding interest expense on the aggregate amount defeased) of not less than 1.35x, (ii) delivery of defeasance collateral sufficient to provide payments on a portion of the JQH Hotel Portfolio A Loan equal to the JQH
     Defeasance Amount and (iii) written confirmation from each rating agency that the release would not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series 2005-GG5 certificates. The debt service coverage ratio for the JQH Hotel Portfolio A
     Loan (the "JQH HOTEL PORTFOLIO A DSCR") is calculated based on trailing 12 months' net operating income and a loan constant of 6.80%. The JQH
     Defeasance Amount under the JQH Hotel Portfolio A Loan is (1) 102%, until
     5% of the JQH Hotel Portfolio A Loan has been defeased; then (2) 110%, until 10% of the JQH Hotel Portfolio A Loan has been defeased; then (3)
     115%, until 20% of the JQH Hotel Portfolio A Loan has been defeased; then
     (4) 120%, until 30% of the JQH Hotel Portfolio A Loan has been defeased;
     and then (z) 125%.

o    Additionally, the borrower is permitted until October 6, 2014 to substitute up to two of the JQH Hotel Portfolio A Properties with other properties which have values (based on an appraisal less than three months old) equal to or greater than the higher of (x) the initial appraised value of the corresponding replaced properties and (y) the then current value (based on an appraisal less than twelve months old) of the replaced property (which may be tested in the aggregate), subject to the satisfaction of certain requirements, including (i) a JQH Hotel Portfolio A DSCR (after giving effect to the property substitution) for the 12 month period ending on the fiscal quarter then most recently ended of not less than 1.35x, and (ii)
     with respect to the second property substitution but not the first property substitution, written confirmation from each rating agency that the release would not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series 2005-GG5 certificates.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

o    TERRORISM INSURANCE. The loan documents require the borrower to maintain
     "all-risk" insurance in an amount equal to 100% of the full replacement cost of the JQH Hotel Portfolio A Properties. This insurance must have a deductible that does not exceed $500,000, provided that a loss limit of not less than $300,000,000 is permitted, subject to the lender's reasonable approval in the case of any addition after the origination date of any real property covered under the same umbrella policy. The borrower is also required to obtain coverage for terrorism (either as part of its "all-risk"
     policy or as a separate policy) providing casualty insurance in an aggregate amount equal to not less than $70,000,000 per occurrence, and business interruption and liability coverage consistent with the requirements set forth in the loan documents, if and to the extent that this coverage

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -46-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - JQH HOTEL PORTFOLIO A
--------------------------------------------------------------------------------

     (i) is then being obtained by prudent owners of real estate in the United
     States of a similar type and quality and in a similar location to the applicable JQH Hotel Portfolio A Properties, or (ii) is otherwise available for an annual premium (computed after taking into account the effect of any subsidies or credits that may be provided to the borrower by or pursuant to any law, regulation, policy or other initiative relating to the purchase and/or maintenance of terrorism insurance enacted by any governmental authority) that is less than or equal to the product of (x) $10,000 (as adjusted on each anniversary of the originate date by a percentage equal to the percentage increase in the consumer price index during the preceding twelve-month period), times (y) the number of JQH Hotel Portfolio A
     Properties (the "JQH MAXIMUM PREMIUM"). If neither clause (i) nor clause
     (ii) of the preceding sentence is satisfied, then the borrower is required obtain terrorism coverage (at a premium that does not exceed the JQH
     Maximum Premium) from such insurers, and with such coverage, as shall be acceptable to the lender in its reasonable discretion.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -47-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - GATEWAY AT LAKE SUCCESS
--------------------------------------------------------------------------------

                                    [GRAPHIC]

                                    [GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -48-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - GATEWAY AT LAKE SUCCESS
--------------------------------------------------------------------------------

                                    [GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -49-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - GATEWAY AT LAKE SUCCESS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                     Lake Success, New York
Property Type                                                             Office
Size (sf)                                                                671,794
Percentage Leased as of August 19, 2005                                    97.4%
Year Built                                                                  1985
Appraisal Value                                                     $140,000,000
Underwritten Occupancy                                                     97.0%
Underwritten Revenues                                                $19,076,261
Underwritten Total Expenses                                           $9,163,908
Underwritten Net Operating Income (NOI)                               $9,912,353
Underwritten Net Cash Flow (NCF)                                      $9,139,790
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Originator                                                                  GCFP
Cut-off Date Principal Balance                                      $110,000,000
Cut-off Date Principal Balance PSF/Unit                                  $163.74
Percentage of Initial Mortgage Pool Balance                                 2.6%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                             6.575%
Original Term to Maturity (Months)                                            60
Original Amortization Term (Months)                                Interest Only
Cut-off Date LTV Ratio                                                     78.6%
LTV Ratio at Maturity                                                      78.6%
Underwritten DSCR on NOI                                                   1.35x
Underwritten DSCR on NCF                                                   1.25x
--------------------------------------------------------------------------------

o    THE LOAN. The mortgage loan (the "GATEWAY AT LAKE SUCCESS LOAN") is evidenced by a single note and is secured by a first mortgage encumbering a two-building office complex located within an unincorporated area of the
     Town of North Hempstead known as Lake Success, Long Island, New York (the
     "GATEWAY AT LAKE SUCCESS PROPERTY"). The Gateway at Lake Success Loan
     represents approximately 2.6% of the initial mortgage pool balance. The
     Gateway at Lake Success Loan was originated on August 26, 2005, had an original principal balance of $110,000,000 and a principal balance as of the cut-off date of $110,000,000, and an interest rate of 6.575% per annum.
     The DSCR and LTV on the Gateway at Lake Success Loan are 1.25x and 78.6%,
     respectively. The proceeds of the Gateway at Lake Success Loan were used to refinance existing debt totaling $81,180,358, fund reserves, pay closing costs and return equity to the borrower.

     The Gateway at Lake Success Loan has an initial term of 60 months and a remaining term of 58 months. The Gateway at Lake Success Loan requires payments of interest only for the entire term. The scheduled maturity date is September 6, 2010. Voluntary prepayment of the Gateway at Lake Success
     Loan is prohibited prior to the payment date of June 6, 2010 and permitted on such payment date and thereafter without penalty. Defeasance with United
     States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted from
     December 6, 2007.

o    THE PROPERTY. The Gateway at Lake Success Property is a 671,794 sf
     two-building office complex located at 1981 and 1983 Marcus Avenue in Lake
     Success, New York. Constructed in 1985, the buildings each have two above-grade floors, one below-grade windowed floor and one subterranean concourse level. The buildings each feature a four-story atrium lobby with skylights, trees, and exposed glass elevator cabs. Amenities include a full-service cafe in the concourse level of each building, a fitness center, dry cleaner and Federal Express office. Parking is provided in a three-level below-grade parking structure and surface lot that, combined, provide approximately 2,650 spaces, or 3.9 spaces per 1,000 sf of office space. The configuration of the buildings with a central core results in floor plates that can accommodate either large or small users.

     As of August 19, 2005, the Gateway at Lake Success Property was 97.4%
     leased. The largest tenant at the Gateway at Lake Success Property is North
     Fork Bancorporation Inc,, ("North Fork") a publicly-traded company on the
     NYSE ("NFB") (S&P: BBB+; Moody's: A2; Fitch: A-), whose space is currently dark. The space was formally leased and occupied by Greenpoint Bank, which was acquired by North Fork in October 2004. North Fork leases 118,007 sf
     (17.6%) of the property until December 2011. Upon acquiring Greenpoint
     Bank, North Fork no longer needed space at the subject and vacated in April
     2005. North Fork has assumed and continues to pay all obligations due under its lease. The second largest tenant at the Gateway at Lake Success property is State Farm Mutual Automobile Insurance Company, which has two leases, one for 58,475 square feet expiring July 2009 and one for 19,491 square feet expiring December 2009. The combined square

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -50-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - GATEWAY AT LAKE SUCCESS
--------------------------------------------------------------------------------

     footage of both leases totals approximately 11.6% of the property. The
     Gateway at Lake Success Property is leased to a total of 80 tenants. The five largest tenants occupy less than 50% of the overall square footage.

     The following table presents certain information relating to some of the largest tenants at the Gateway at Lake Success Property:

                  LARGEST TENANTS BASED ON ANNUALIZED BASE RENT

                                                                        % OF TOTAL    ANNUALIZED
                        CREDIT RATING                     ANNUALIZED    ANNUALIZED   UNDERWRITTEN
                       (FITCH/MOODY'S/   TENANT   % OF   UNDERWRITTEN  UNDERWRITTEN    BASE RENT
     TENANT NAME            S&P)(1)       NRSF    NRSF  BASE RENT ($)    BASE RENT   ($ PER NRSF)     LEASE EXPIRATION
---------------------  ---------------  -------  -----  -------------  ------------  ------------  ---------------------

North Fork Bank(2)        A-/A2/BBB+    118,007   17.6%  $ 2,799,410       17.1%        $23.72           12/27/2011
State Farm Mutual
   Automobile
   Insurance Company      AA+/Aa1/AA     77,966   11.6     2,095,662       12.8         $26.88     7/31/09 & 12/31/09(3)
Washington Mutual
   Bank, N.A.              A/A3/A-       32,019    4.8       971,038        5.9         $30.33           8/31/2008
Early Childhood
   Development                NR         37,503    5.6       944,130        5.8         $25.17     3/31/10 & 11/30/10(4)
Tender Loving Care            NR         34,574    5.1       929,093        5.7         $26.87           9/30/2010
                                        -------  -----   -----------      -----         ------
Total Largest Tenants                   300,069   44.7%  $ 7,739,334       47.2%        $25.79
Remaining Tenants                       353,973   52.7     8,667,409       52.8         $24.49
Vacant Space                             17,752    2.6
                                        -------  -----   -----------      -----         ------
TOTAL/WTD. AVG. ALL
   TENANTS                              671,794  100.0%  $16,406,742      100.0%        $25.09
                                        =======  =====   ===========      =====

----------
(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  This tenant vacated its space in April 2005. The tenant is obligated to make lease payments until the lease expiration date and has continued to pay its obligations under its lease.

(3)  58,475 sf expires on 7/31/09 and 19,491 sf expires on 12/31/09.

(4)  33,834 sf expires on 3/31/10 and 3,669 sf expires on 11/30/10.

     The following table presents certain information relating to the lease rollover schedule at Gateway at Lake Success Property:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                                         % OF TOTAL     ANNUALIZED
                                                                          ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                              % OF       CUMULATIVE      UNDERWRITTEN   UNDERWRITTEN     BASE RENT
YEAR ENDING DECEMBER 31,   EXPIRING NRSF   TOTAL NRSF   OF TOTAL NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)
------------------------   -------------   ----------   -------------   -------------   ------------   ------------

2005                           38,357          5.7%          5.7%        $   781,465         4.8%         $20.37
2006                           24,742          3.7           9.4%            619,178         3.8          $25.03
2007                           45,128          6.7          16.1%          1,212,340         7.4          $26.86
2008                           88,132         13.1          29.2%          2,468,698        15.0          $28.01
2009                          100,943         15.0          44.3%          2,656,828        16.2          $26.32
2010                          122,060         18.2          62.4%          3,014,141        18.4          $24.69
2011                          183,786         27.4          89.8%          4,403,953        26.8          $23.96
2012                           15,068          2.2          92.0%            306,731         1.9          $20.36
2013                           27,412          4.1          96.1%            765,884         4.7          $27.94
2014                            2,900          0.4          96.5%             65,714         0.4          $22.66
2015                            5,514          0.8          97.4%            111,810         0.7          $ 0.00
Vacant                         17,752          2.6         100.0%
                              -------        -----         -----         -----------       -----          ------
TOTAL/WTD. AVG.               671,794        100.0%                      $16,406,742       100.0%         $25.09
                              =======        =====                       ===========       =====

----------
(1)  Calculated based on approximate square footage occupied by each tenant.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -51-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - GATEWAY AT LAKE SUCCESS
--------------------------------------------------------------------------------

o    THE BORROWER. The borrower is RP Stellar Strong Island Owner LLC ("GATEWAY
     AT LAKE SUCCESS BORROWER"), a special-purpose, bankruptcy-remote entity with an independent director. Legal counsel to the Gateway at Lake Success
     Borrower delivered a non-consolidation opinion in connection with the
     Gateway at Lake Success Loan. The sponsors of the borrower are Stellar
     Management and Rockpoint Real Estate Fund I, LP. Stellar, formed in 1986, is an owner-operator of more than 9,000 apartment units and 3 million sf of office space in the New York metropolitan area, Washington, D.C. and south
     Florida markets. The principals of Stellar Management are Laurence Gluck and Robert Rosania. As of June 30, 2005, Mr. Gluck had a net worth of
     $425.7 million and liquid assets totaling over $92.7 million. Mr. Gluck serves as the recourse carve-out guarantor; provided, however, there are no recourse obligations related to environmental conditions as long as an environmental insurance policy in form and substance satisfactory to lender in its sole and absolute discretion is maintained. The policy currently in place, which was approved by lender, is for $3,000,000 and expires April
     30, 2008. Lender is named as additional insured/loss payee/mortgagee.
     Rockpoint is a global real estate investment and asset management company, and one of the largest real estate opportunity funds in the U.S. Since
     1995, the principals of Rockpoint have invested $4.0 billion of equity in
     146 separate transactions with a total capitalization of approximately
     $15.3 billion through Westbrook Real Estate Funds I - IV. The Gateway at
     Lake Success Property was acquired by the sponsors from Fair Oak, a fund managed by General Electric on February 18, 2005 for $107,000,000, which at the time was below the market value for the property. The below-market price was a result of uncertainty that existed regarding the costs of necessary garage repairs (see "--Escrows" below) as well as the status of one of the tenants, Tender Loving Care Health Services, then in bankruptcy
     (the bankrupt company has since been acquired and its lease extended). The sponsors' basis in the Gateway at Lake Success Property, after escrows and closing costs is approximately $120,000,000 and the sponsors have no cash equity remaining in the Gateway at Lake Success Property.

o    ESCROWS. The loan documents provide for certain escrows for real estate taxes and insurance and other items described below. At closing, the
     Gateway at Lake Success Borrower deposited $227,813 into a deferred maintenance reserve for the payment of short term or immediate required repairs and installation of a card-reader security system at the Gateway at
     Lake Success Property, and $6,000,000 into a parking reserve for required repairs to the parking structure. At closing, the Gateway at Lake Success
     Borrower also deposited $1,750,000 into a capital expense reserve and is required to make monthly deposits into this reserve based on $0.15 psf per year. A leasing reserve is funded monthly based on $1.25 psf per year, and during the final year of the term, additional monthly deposits (the
     "SUPPLEMENTAL ROLLOVER DEPOSITS") are required which would total $1,261,120 in the final year of the term (which Supplemental Rollover Deposits represent the principal amortization component that would have been payable under both the Gateway at Lake Success Loan and the mezzanine loan described below, had amortization payments been required during the final year of the term based on a 30 year amortization schedule (instead of interest only payments)). Regular deposits into the leasing reserve are capped at $3,350,000 (which cap does not include the Supplemental Rollover
     Deposits). In addition to the foregoing regular deposits into the leasing reserve, the Gateway at Lake Success Loan documents provide that (i) during certain lease sweep periods (defined as (1) 12 months prior to the expiration of the North Fork Bank lease or State Farm Insurance lease, (2)
     if either of lease is not renewed, (3) if either lease is terminated or surrendered, (4) if a monetary default under either lease occurs; or (5) if either tenant is the subject of an insolvency proceeding), an amount equal to the base rent and additional rent payable under the lease that gave rise to the subject sweep period is required to be deposited from excess cash flow into a special leasing reserve for purposes of providing funds to re-tenant the space under such lease and (ii) on each regularly scheduled payment date during a "North Fork Bank Lease Sweep Period" (defined as 2 years after the loan closing date, if the North Fork Bank lease space has not been re-tenanted to one or more replacement tenants reasonably acceptable to the lender under leases that (1) cover the entirety of the
     North Fork Bank lease space, (2) are on economic terms (including base rent, additional rent and recoveries and any free rent periods) at least as favorable to the landlord as those contained in the North Fork Bank lease, and (3) are otherwise acceptable to

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -52-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - GATEWAY AT LAKE SUCCESS
--------------------------------------------------------------------------------

     lender in its reasonable discretion), a portion of excess cash flow in an amount equal to the base rent and additional rent payable under the North
     Fork Bank lease is required to be deposited into a special North Fork Bank leasing reserve for purposes of providing funds to re-tenant the North Fork
     Bank lease space.

o    LOCKBOX AND CASH MANAGEMENT. The loan requires a hard lockbox, which is already in place. The loan documents require the borrower to direct tenants to pay their rents directly to a lender controlled hard lockbox. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lender controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default) within one business day of receipt. On each regularly scheduled payment date, any amounts in the lender-controlled account, after payment of debt service, required reserves and approved operating expenses, are required to be swept into a lockbox account established under the mezzanine loan described below, unless a "Cash Trap
     Period" (defined below) is continuing. During a Cash Trap Period, all remaining cash (after payment of debt service, reserves, approved operating expenses and required payments due under the mezzanine loan described below) is required to be deposited into a cash collateral account, which funds may be applied to the debt upon an event of default under the Gateway at Lake Success Loan. A "CASH TRAP PERIOD" will exist (i) during the continuance of an event of default under the Gateway at Lake Success Loan or (ii) if as of the last day of any calendar quarter, the combined DSCR
     (based on the debt service due under the Gateway at Lake Success Loan and the mezzanine loan described below assuming a 30 year amortization schedule) is less than 0.85x with respect to any calendar quarter through and including September 30, 2007, 0.90x between December 31, 2007 and
     September 30, 2009, and 1.05x thereafter.

o    PROPERTY MANAGEMENT. Sutton and Edwards is the property manager for the
     Gateway at Lake Success Property. The lender may replace the property manager if (i) an event of default is continuing, (ii) the minimum DSCR test (as described above under "Lockbox and Cash Management") is not met,
     (iii) the manager is in default under the management agreement beyond the expiration of any applicable notice and cure period, or (iv) upon the gross negligence, malfeasance or willful misconduct of the property manager. The management fee is equal to 1.0% of all rent and other income collected from tenants at the Gateway at Lake Success Property. Leasing commissions are payable separately based on a fixed schedule.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. GCFP originated a $15,000,000 mezzanine loan to RP Stellar Strong Island Mezz LLC, the sole member of the
     Gateway at Lake Success Borrower (the "MEZZANINE BORROWER"). The mezzanine loan is coterminous with the Gateway at Lake Success Loan. As of the cut-off date, the principal balance of the mezzanine loan is $15,000,000, and the interest rate is 6.575%. The mezzanine loan requires payments of interest only for the term of the loan. The mezzanine loan is subject to cash management controls as set forth in the loan agreement for such mezzanine loan. Under the mezzanine loan documents and the intercreditor agreement, the mezzanine lender has the right to cure a default under the senior loan documents. In addition, if the Gateway at Lake Success Loan has been accelerated or a foreclosure proceeding has been commenced, or the
     Gateway at Lake Success Loan becomes a "specially serviced mortgage loan"
     as a result of a monetary event of default under the Gateway at Lake
     Success Loan documents that the special servicer determines may result in an impairment of the Gateway at Lake Success Loan, then the mezzanine lender may purchase the Gateway at Lake Success Loan from the trust at par.
     The senior lender may not amend the Gateway at Lake Success Loan documents without the consent of the holder of the mezzanine loan if the amendment increases the interest rate or principal amount of the Gateway at Lake
     Success Loan, modifies the maturity date, or otherwise amends certain specified terms. Upon the occurrence of an event of default under the mezzanine loan documents, the mezzanine lender may foreclose upon the membership interests in the senior borrower, which would result in a change of control with respect to the senior borrower and could result in a change in the management of the Gateway at Lake Success Property. Transfer of the
     mezzanine lender's interest in the mezzanine loan is governed by the terms of the intercreditor agreement,

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -53-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - GATEWAY AT LAKE SUCCESS
--------------------------------------------------------------------------------

     which will prohibit transfers of more than 49% of the mezzanine lender's interest in the mezzanine loan unless such transfer is to a "qualified transferee" under the intercreditor agreement or rating agency approval has been obtained.

o    TERRORISM INSURANCE. The Gateway at Lake Success Property is insured against acts of terrorism as part of its "all-risk" property coverage. The loan documents require the borrower to maintain terrorism insurance in an amount equal to 100% of the replacement cost of the Gateway at Lake Success
     Property, provided that such coverage is commercially available. In the event that coverage for terrorism is not included as part of the "all risk"
     property policy, the borrower will, nevertheless be required to obtain coverage for terrorism (as stand alone coverage) to the extent available, in an amount equal to 100% of the replacement cost of the Gateway at Lake
     Success Property, subject to a premium cap equal to 150% of the aggregate insurance premiums payable with respect to all required insurance coverage for the last policy year in which coverage for terrorism was included as part of an all-risk policy, adjusted annually by a percentage equal to the increase in the Consumer Price Index. See "Risk Factors--Risks Related to
     the Underlying Mortgage Loans" in the prospectus supplement.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -54-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - JQH HOTEL PORTFOLIO B
--------------------------------------------------------------------------------

                                    [GRAPHIC]

                                    [GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -55-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - JQH HOTEL PORTFOLIO B
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              JQH HOTEL PORTFOLIO B
--------------------------------------------------------------------------------

     [THE FOLLOWING TABLE WAS REPRESENTED BY A MAP IN THE PRINTED MATERIAL.]

1 DALLAS EMBASSY SUITES          2401 Bass Pro Drive           Grapevine        TX   76051
2 SACRAMENTO HOLIDAY INN         300 J Street                  Sacramento       CA   95814
3 CHARLOTTE RENAISSANCE          2800 Coliseum Centre Drive    Charlotte        NC   28217
4 MONTGOMERY EMBASSY SUITES      300 Tallapoosa Street         Montgomery       AL   36104
5 COLUMBIA EMBASSY SUITES        200 Stoneridge Drive          Columbia         SC   29210
6 JEFFERSON CITY CAPITOL PLAZA   415 West Mccarty Street       Jefferson City   MO   65101
7 CORAL SPRINGS MARRIOTT         11775 Heron Bay Boulevard     Coral Springs    FL   33076
8 CEDAR RAPIDS MARRIOTT          1200 Collins Road Northwest   Cedar Rapids     IA   52402

                                   [GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -56-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - JQH HOTEL PORTFOLIO B
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            8
Location (City/State)                                                    Various
Property Type                                                        Hospitality
Size (rooms)                                                               2,108
Percentage Occupancy Trailing 12 as of July 31, 2005                       67.7%
Year Built / Renovated                                         Various / Various
Appraisal Value                                                     $352,900,000
Underwritten Occupancy                                                     67.4%
Underwritten Revenues                                                $96,233,538
Underwritten Total Expenses                                          $68,178,053
Underwritten Net Operating Income (NOI)                              $28,055,485
Underwritten Net Cash Flow (NCF)                                     $24,206,144

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Originator                                                                Archon
Cut-off Date Principal Balance                                      $110,000,000
Cut-off Date Principal Balance PSF/Unit                              $114,326.38
Percentage of Initial Mortgage Pool Balance                                 2.6%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                             5.487%
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                   35 IO; 360
Cut-off Date LTV Ratio                                                     68.3%
LTV Ratio at Maturity                                                      57.6%
Underwritten DSCR on NOI                                                   1.71x
Underwritten DSCR on NCF                                                   1.48x

--------------------------------------------------------------------------------

o    THE LOAN. The mortgage loan (the "JQH HOTEL PORTFOLIO B LOAN" ) is evidenced by a single note and is secured by a first mortgage encumbering eight full-service hotels located in eight states (the "JQH HOTEL PORTFOLIO
     B PROPERTIES"). The JQH Hotel Portfolio B Loan was originated on September
     26, 2005 by Archon Financial L.P. and was subsequently purchased by Goldman
     Sachs Mortgage Company, had an original principal balance, has a principal balance as of the cut-off date of $110,000,000 and an interest rate of
     5.487%. The proceeds of the JQH Hotel Portfolio B Loan, together with the
     JQH Hotel Portfolio B Companion Loan, were used to refinance existing debt on the JQH Hotel Portfolio B Properties.

     The JQH Hotel Portfolio B Loan is a pari passu portion of a whole mortgage loan with an original principal balance of $241,000,000. The companion loan to the JQH Hotel Portfolio B Loan is evidenced by a separate pari passu note with an interest rate of 5.487% per annum and a principal balance as of the cut-off date of $131,000,000 (the "JQH HOTEL PORTFOLIO B COMPANION
     LOAN"). The JQH Hotel Portfolio B Companion Loan will not be an asset of the trust. The JQH Hotel Portfolio B Loan and the JQH Hotel Portfolio B
     Companion Loan (collectively, the "JQH HOTEL PORTFOLIO B LOAN GROUP") are governed by an intercreditor agreement, as described in the prospectus supplement under "Description of the Mortgage Pool-Split Loan Structure"
     and will be serviced pursuant to the terms of the 2005-GG5 pooling and servicing agreement.

     The DSCR and LTV on the JQH Hotel Portfolio B Loan Group are 1.48x and
     68.3%, respectively.

     The JQH Hotel Portfolio B Loan had an initial term of 120 months and has a remaining term of 119 months. The scheduled maturity date is the payment date in October 2015. Voluntary prepayment of the JQH Hotel Portfolio B
     Loan is prohibited until the payment date in April 2015. On or after the payment date in April 2015, full or partial prepayment is permitted on the
     JQH Hotel Portfolio B Loan without penalty. Defeasance and substitution are permitted with respect to the JQH Hotel Portfolio B Loan as described under
     "Defeasance and Substitution" below.

o    THE PROPERTIES. The JQH Hotel Portfolio B Properties consist of eight hotel properties located in eight states. The JQH Hotel Portfolio B Borrower has pledged its fee interest in all of the JQH Hotel Portfolio B Properties.
     The following table presents certain information relating to the JQH Hotel
     Portfolio B Properties:

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -57-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - JQH HOTEL PORTFOLIO B
--------------------------------------------------------------------------------

                                                                     ALLOCATED                                           # OF
         PROPERTY NAME                CITY             STATE        LOAN AMOUNT   OCCUPANCY (1)   ADR (1)   REVPAR (1)   ROOMS
------------------------------   --------------   --------------   ------------   -------------   -------   ----------   -----

Dallas Embassy Suites            Grapevine        Texas            $ 66,957,582       79.3%       $144.02     $114.18      328
Sacramento Holiday Inn           Sacramento       California         42,830,009       63.5%       $101.82     $ 64.65      361
Charlotte Renaissance            Charlotte        North Carolina     32,408,041       63.2%       $109.74     $ 69.32      274
Montgomery Embassy Suites (2)    Montgomery       Alabama            28,053,656       66.7%       $113.22     $ 75.46      236
Columbia Embassy Suites          Columbia         South Carolina     23,913,422       77.6%       $114.68     $ 88.97      213
Jefferson City Capitol Plaza     Jefferson City   Missouri           16,346,787       58.1%       $ 72.25     $ 41.97      254
Coral Springs Marriott           Coral Springs    Florida            15,500,000       64.6%       $106.82     $ 68.96      223
Cedar Rapids Marriott            Cedar Rapids     Iowa               14,990,503       68.8%       $ 94.81     $ 65.19      219
                                                                   ------------       ----        -------     -------    -----
TOTAL / AVERAGE PORTFOLIO                                          $241,000,000       67.7%       $109.91     $ 74.40    2,108
                                                                   ============                                          =====

----------
(1)  Trailing 12 months through 7/31/2005.

(2)  The hotel property located at Montgomery, AL is part of a two-unit condominium. The borrower owns the fee title to unit 2 of the condominium, which is comprised of the hotel property. Unit 1 consists of a conference center and the owner of unit 2 has the right to operate the same pursuant to an agreement among the unit owners.

     DALLAS EMBASSY SUITES PROPERTY is a full-service, 328-room hotel located between Dallas and Fort Worth, bounded by State Highways 121 and 114 to the east and south, respectively, and approximately one mile from the
     Dallas/Fort Worth airport. The property was originally completed and opened in 1999, followed by further renovations in 2004. The Dallas Embassy Suites
     Property's amenities include a fitness room, indoor swimming pool, business center and 20,073 sf of meeting space.

     SACRAMENTO HOLIDAY INN PROPERTY is a full-service, 361-room hotel located in downtown Sacramento, close to the state capitol building and one mile from the 134,000 sf Sacramento Convention Center. The property is situated off of I-5, the major roadway through Sacramento that runs south to Los
     Angeles and San Diego, and north to Seattle and the Canadian border. The property was originally completed and opened in 1979, followed by further renovations in 2003. The Sacramento Holiday Inn Property's amenities include gift shop, exercise room, outdoor swimming pool and 13,268 sf of meeting space.

     MONTGOMERY EMBASSY SUITES PROPERTY is a full-service, 236-room hotel located in downtown Montgomery, across from a railroad station and the
     Civic Center, as well as historic buildings now converted into office space. The property is easily accessible from local and regional roads, including I-65 and I-85, which provide access to Birmingham, AL, and
     Atlanta, GA. The property was originally completed and opened in 1995, followed by further renovations in 2004. The Montgomery Embassy Suites
     Property's amenities include gift shop, fitness center, indoor swimming pool and 14,254 sf of meeting space.

     CHARLOTTE RENAISSANCE PROPERTY is a full-service, 274-room hotel located in the Airport/Coliseum area of Charlotte, approximately 6 miles south of downtown Charlotte. The property is close to I-77 and I-85, two major regional thoroughfares and also in close proximity to the Charlotte
     International Airport which is the main U.S. Airways hub. The property was completed and opened in 1999. The Charlotte Renaissance Property's amenities include gift shop, fitness center, indoor swimming pool and
     14,364 sf of meeting space.

     COLUMBIA EMBASSY SUITES PROPERTY is a full-service, 213-room hotel located along I-125 south, 3 miles northwest of downtown Columbia and is situated near the new Columbia Convention Center which opened in 2004. The property is accessible from local and regional roadways that provide access to
     Greenville, SC, to the south, and Charlotte, NC, to the north. The property was originally completed and opened in 1988, followed by

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -58-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - JQH HOTEL PORTFOLIO B
--------------------------------------------------------------------------------

     further renovations in 2004. The Columbia Embassy Suites Property's amenities include gift shop, fitness center, indoor swimming pool and
     15,000 sf of meeting space.

     JEFFERSON CITY CAPITOL PLAZA PROPERTY is a full-service, 254-room hotel located in the downtown area, directly accessed from McCarty Street, a major thoroughfare through Jefferson City. The property was originally completed and opened in 1987, followed by further renovations in 2000. The
     Jefferson City Capitol Plaza Property's amenities include gift shop, exercise room, indoor pool and 22,856 sf of meeting space.

     CORAL SPRINGS MARRIOTT PROPERTY is a full-service, 223-room hotel located in Broward County (southeast coast of Florida) with good access from local and regional roadways including I-595 (east/west) and I-75 (north/south).
     The area surrounding the property contains primarily retail and office space. The property was originally completed and opened in 1999, followed by further renovations in 2005. The Coral Springs Marriott Property's amenities include gift shop, fitness center, outdoor swimming pool, business center and 13,588 sf of meeting space.

     CEDAR RAPIDS MARRIOTT PROPERTY is a full-service, 219-room hotel located in the northeast section of Cedar Rapids (eastern Iowa), near I-380, the major north/south roadway through the region. The property is situated approximately five miles north of the central business district with surrounding roadways connecting with Waterloo to the north, and Iowa City to the south. The property was originally completed and opened in 1988, followed by further renovations in 2004. The Cedar Rapids Marriott
     Property's amenities include swimming pool, fitness center, sun deck, gift shop, business center, concierge services and 17,775 sf of meeting space.

o    THE BORROWER. The borrower is Atrium Finance I, L.P., a special-purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the JQH Hotel Portfolio B Loan. John
     Q. Hammons Hotels, L.P. is the guarantor of the non-recourse carve-outs of the JQH Hotel Portfolio B Loan. John Q. Hammons Hotels, L.P. was
     established in 1989 and its principals include a founding member of the
     Starwood Capital Group as well as iStar Financial, Inc. John Q. Hammons
     Hotels, L.P.'s investments are comprised of equity interests in the borrower and in certain other entities that own other hotels (including the borrower under the JQH Hotel Portfolio A Loan).

o    ESCROWS. At origination, the borrower was required to deposit $218,750, which represented deferred maintenance and environmental work, and
     $3,502,526, which represented capital expenditures under property improvement plans required by certain of the franchisors of the properties.
     Additionally, the loan documents required certain escrows to be funded at origination in respect of real estate taxes, ground rents, insurance premiums and FF&E.

     The loan documents also provide for the monthly funding of a reserve for real estate taxes, ground rents and insurance premiums in respect of the
     JQH Hotel Portfolio B Properties. In addition, the loan documents require the borrower to fund an FF&E reserve starting in January 2006 in the monthly amount equal to 4% of the trailing 12 month operating income from the JQH Hotel Portfolio B Properties, with a credit commencing in October
     2008 for certain excess amounts spent in the calendar year 2005 on FF&E.

     In lieu of cash escrows and reserves, the loan documents permit the borrower to post a letter of credit or provide a guaranty from John Q.
     Hammons Hotels, L.P. so long as John Q. Hammons Hotels, L.P. maintains a net worth of at least $120 million and the aggregate amount of the guarantees delivered pursuant to the loan documents does not exceed $8.5 million. At origination, the borrower delivered guarantees from John Q.
     Hammons Hotels, L.P. in respect of all of the escrows and reserves.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -59-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - JQH HOTEL PORTFOLIO B
--------------------------------------------------------------------------------

o    LOCKBOX AND CASH MANAGEMENT. The JQH Hotel Portfolio B Loan requires a lockbox throughout the term of the JQH Hotel Portfolio B Loan. The loan documents require the borrower to deposit or cause to be deposited in a lender-controlled account all credit card receivables and other cash revenue from the JQH Hotel Portfolio B Properties received within two business days of receipt by the borrower, the property manager or the JQH
     Operator Lessee (as defined below), as the case may be. Provided no event of default is then continuing under the JQH Hotel Portfolio B Loan, all amounts then contained in the lockbox are swept to the borrower at the end of each business day (or on a less frequent basis at the borrower's election).

o    PROPERTY MANAGEMENT. Each of the JQH Hotel Portfolio B Properties is leased to Atrium TRS, I, L.P. (the "JQH OPERATOR LESSEE"), a special-purpose entity affiliated with John Q. Hammons Hotels, L.P., which operates the JQH
     Hotel Portfolio B Properties. The JQH Operator Lessee has pledged all of its interests in the operating leases, subleases, FF&E, accounts and its other assets in connection with the JQH Operator Lessee's guaranty of the
     JQH Hotel Portfolio B Loan.

     The JQH Hotel Portfolio B Properties are managed by John Q. Hammons Hotels
     Management, LLC pursuant to a management agreement between the property manager and the JQH Operator Lessee. John Q. Hammons Hotels Management, LLC
     is also the manager of the JQH Hotel Portfolio A Properties. The management fees are based on actual costs and expenses (including an allocable portion of overhead and salaries) and are currently approximately 1.5% of gross revenues. The management fees are capped at the rate that would be obtained in an arms-length negotiation. Upon an event of default under the JQH Hotel
     Portfolio B Loan, the lender may require the borrower to exercise, or cause the JQH Operator Lessee to exercise, its right under the management agreement to request the replacement of the property manager's senior management with individuals reasonably satisfactory to the lender (and under the management agreement, the property manager is not permitted to unreasonably deny such request). Upon foreclosure or deed-in-lieu of foreclosure on a property, the management agreement is terminable by the property owner with respect to that property without payment of any termination fee or similar amount. The management agreement is subordinate to the JQH Hotel Portfolio B Loan.

     Other than the hotel located at Jefferson City, Missouri, which is operated as an independent hotel, each of the JQH Hotel Portfolio B Properties are operated under a franchise flag. Three of the JQH Hotel Portfolio B
     Properties are operated under an Embassy Suites flag, one is operated under a Holiday Inn flag, one is operated under a Marriott flag, one is operated under a Collins Plaza flag and one is operated under a Renaissance flag.

o    DEFEASANCE AND SUBSTITUTION. From and after the second anniversary of the
     Issue Date, provided no event of default is then continuing under the JQH
     Hotel Portfolio B Loan, the borrower may obtain the release of one or more of the JQH Hotel Portfolio B Properties by defeasing with permitted government securities individual properties comprising the JQH Hotel
     Portfolio B, subject to the satisfaction of certain requirements, including, (i) unless the JQH Hotel Portfolio B Loan is defeased in full, a
     JQH Hotel Portfolio B DSCR for the 12 month period ending on the fiscal quarter most recently ended (after giving effect to such defeasance and excluding interest expense on the aggregate amount defeased) of not less than 1.35x, (ii) delivery of defeasance collateral sufficient that provides payments on a portion of the JQH Hotel Portfolio B Loan equal to the JQH
     Defeasance Amount and (iii) written confirmation from each rating agency that the release would not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series 2005-GG5 certificates. The debt service coverage ratio for the JQH Hotel Portfolio B
     Loan (the "JQH HOTEL PORTFOLIO B DSCR") is calculated based on trailing 12 months' net operating income and a loan constant of 6.80%. The JQH
     Defeasance Amount under the JQH Hotel Portfolio B Loan is (1) 102%, until
     5% of the JQH Hotel Portfolio B Loan has been defeased; then (2) 110%, until 10% of the JQH Hotel Portfolio B Loan has been defeased; then (3)
     115%, until

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -60-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - JQH HOTEL PORTFOLIO B
--------------------------------------------------------------------------------

     20% of the JQH Hotel Portfolio B Loan has been defeased; then (4) 120%, until 30% of the JQH Hotel Portfolio B Loan has been defeased; and then (z)
     125%.

     Additionally, the borrower is permitted until October 6, 2014 to substitute up to two of the JQH Hotel Portfolio B Properties with other properties which have values (based on an appraisal less than three months old) equal to or greater than the higher of (x) the initial appraised value of the corresponding replaced properties and (y) the then current value (based on an appraisal less than twelve months old) of the replaced property (which may be tested in the aggregate), subject to the satisfaction of certain requirements, including (i) a JQH Hotel Portfolio B DSCR (after giving effect to the property substitution) for the 12 month period ending on the fiscal quarter then most recently ended of not less than 1.35x, and (ii)
     with respect to the second property substitution but not the first property substitution, written confirmation from each rating agency that the release would not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series 2005-GG5 certificates.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

o    TERRORISM INSURANCE. The loan documents require the borrower to maintain
     "all-risk" insurance in an amount equal to 100% of the full replacement cost of the JQH Hotel Portfolio B Properties. This insurance must have a deductible that does not exceed $500,000, provided that a loss limit of not less than $300,000,000 is permitted, subject to the lender's reasonable approval in the case of any addition after the origination date of any real property covered under the same umbrella policy. The borrower is also required to obtain coverage for terrorism (either as part of its "all-risk"
     policy or as a separate policy) providing casualty insurance in an aggregate amount equal to not less than $70,000,000 per occurrence, and business interruption and liability coverage consistent with the requirements set forth in the loan documents, if and to the extent that this coverage (i) is then being obtained by prudent owners of real estate in the United States of a similar type and quality and in a similar location to the applicable JQH Hotel Portfolio B Properties, or (ii) is otherwise available for an annual premium (computed after taking into account the effect of any subsidies or credits that may be provided to the borrower by or pursuant to any law, regulation, policy or other initiative relating to the purchase and/or maintenance of terrorism insurance enacted by any governmental authority) that is less than or equal to the product of
     (x) $10,000 (as adjusted on each anniversary of the originate date by a percentage equal to the percentage increase in the consumer price index during the preceding twelve-month period), times (y) the number of JQH
     Hotel Portfolio B Properties (the "JQH MAXIMUM PREMIUM"). If neither clause
     (i) nor clause (ii) of the preceding sentence is satisfied, then the borrower is required obtain terrorism coverage (at a premium that does not exceed the JQH Maximum Premium) from such insurers, and with such coverage, as shall be acceptable to the lender in its reasonable discretion.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -61-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - 1425 NEW YORK AVENUE
--------------------------------------------------------------------------------

                                   [GRAPHIC]

                                   [GRAPHIC]

                                   [GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -62-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - 1425 NEW YORK AVENUE
--------------------------------------------------------------------------------

                                   [GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -63-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - 1425 NEW YORK AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                             Washington, DC
Property Type                                                             Office
Size (sf)                                                                276,018
Percentage Occupancy as of July 31, 2005                                  100.0%
Year Built                                                                  1991
Appraisal Value                                                     $149,100,000
Underwritten Occupancy                                                     97.5%
Underwritten Revenues                                                $12,482,052
Underwritten Total Expenses                                           $3,212,093
Underwritten Net Operating Income (NOI)                               $9,269,959
Underwritten Net Cash Flow (NCF)                                      $8,883,640

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Originator                                                                Archon
Cut-off Date Principal Balance                                      $105,770,000
Cut-off Date Principal Balance PSF/Unit                                  $383.20
Percentage of Initial Mortgage Pool Balance                                 2.5%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                             5.150%
Original Term to Maturity (Months)                                            84
Original Amortization Term (Months)                                Interest Only
Cut-off Date LTV Ratio                                                     70.9%
LTV Ratio at Maturity                                                      70.9%
Underwritten DSCR on NOI                                                   1.68x
Underwritten DSCR on NCF                                                   1.61x

--------------------------------------------------------------------------------

o    THE LOAN. The mortgage loan (the "1425 NEW YORK AVENUE LOAN") is evidenced by a single note and is secured by a first mortgage encumbering an office building located at 1425 New York Avenue, Washington, D.C. (the "1425 NEW
     YORK AVENUE PROPERTY"). The 1425 New York Avenue Loan was originated on
     June 15, 2005 by Archon Financial, L.P. and was subsequently purchased by
     Goldman Sachs Mortgage Company. The 1425 New York Avenue Loan represents approximately 2.5% of the initial mortgage pool balance, had an original principal balance of $105,770,000, has an aggregate principal balance as of the cut-off date of $105,770,000 and an interest rate of 5.15%. The proceeds from the 1425 New York Avenue Loan were used to acquire the 1425
     New York Avenue Property.

     The 1425 New York Avenue Loan had an initial term of 84 months and has a remaining term of 80 months. The 1425 New York Avenue Loan requires payments of interest only until the maturity date. The scheduled maturity date is the payment date in July 2012. Voluntary prepayment of the 1425 New
     York Avenue Loan is prohibited until the payment date in April 2012.
     Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United States of
     America is permitted at any time after the second anniversary of the securitization of the 1425 New York Avenue Loan.

o    THE PROPERTY. The 1425 New York Avenue Property is a 13-story, 276,018 sf
     Class-A office building, located in Washington, DC. The 1425 New York
     Avenue Property was built in 1991 and purchased by Republic Properties
     Corp. ("RPC") in June 2005 for $151,500,000. As of July 31, 2005, the 1425
     New York Avenue Property was 100.0% leased to five tenants. The 1425 New
     York Avenue Property consists of 273,685 sf of multi-tenant office space, leased entirely to U.S. Government agencies, and 2,333 square feet of retail space located at street level.

     The three largest leases in the building are leased to U.S. Government agencies and represent approximately 99.2% of the space, including leases to GSA Justice Dept. (85.4% or 235,746 sf) (the "GSA JUSTICE DEPT. LEASE"),
     GSA Treasury Dept. (8.6% or 23,612 sf) (the "GSA TREASURY DEPT. LEASE") and
     GSA US Kids (5.2% or 14,327 sf) (the "GSA US KIDS LEASE").

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -64-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - 1425 NEW YORK AVENUE
--------------------------------------------------------------------------------

     The following table presents certain information relating to the major tenants at the 1425 New York Avenue Property:

           LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT

                                                                                         % OF TOTAL     ANNUALIZED
                                                                          ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                  CREDIT RATING (1)               % OF   UNDERWRITTEN   UNDERWRITTEN     BASE RENT       LEASE
          TENANT NAME            (FITCH/MOODY'S/S&P)     NRSF     NRSF     BASE RENT      BASE RENT    ($ PER NRSF)   EXPIRATION
------------------------------   -------------------   -------   -----   ------------   ------------   ------------   ----------

GSA Justice Dept.                     NR/NR/AAA        235,746    85.4%   $ 9,686,803       84.9%         $41.09      12/31/2014
GSA Treasury Dept.                    NR/NR/AAA         23,612     8.6        915,673        8.0          $38.78       12/5/2013
GSA US Kids                           NR/NR/AAA         14,327     5.2        719,932        6.3          $50.25       6/28/2006
New York Cafe                          NR/NR/NR          1,571     0.6         58,520        0.5          $37.25      12/31/2008
New York Convenience                   NR/NR/NR            762     0.3         29,718        0.3          $39.00      12/31/2008
Vacant Space                                                 0     0.0              0        0.0          $ 0.00
                                                       -------   -----    -----------      -----          ------
TOTAL/WTD. AVG. ALL TENANTS                            276,018   100.0%   $11,410,646      100.0%         $41.34
                                                       =======   =====    ===========      =====

----------
(1)  Certain ratings are those of the parent company whether or not the parent guarantees the Lease.

     The following table presents certain information relating to the lease rollover schedule at the 1425 New York Avenue Property:

                          LEASE EXPIRATION SCHEDULE (1)

                                                                                         % OF TOTAL     ANNUALIZED
                                                                          ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                 EXPIRING      % OF       CUMULATIVE     UNDERWRITTEN   UNDERWRITTEN     BASE RENT
   YEAR ENDING DECEMBER 31,        NRSF     TOTAL NRSF   OF TOTAL NRSF     BASE RENT      BASE RENT    ($ PER NRSF)
------------------------------   --------   ----------   -------------   ------------   ------------   ------------

2005                                    0       0.0%           0.0%       $         0        0.0%         $ 0.00
2006                               14,327       5.2            5.2%           719,932        6.3          $50.25
2007                                    0       0.0            5.2%                 0        0.0          $ 0.00
2008                                2,333       0.9            6.1%            88,238        0.8          $37.82
2009                                    0       0.0            6.1%                 0        0.0          $ 0.00
2010                                    0       0.0            6.1%                 0        0.0          $ 0.00
2011                                    0       0.0            6.1%                 0        0.0          $ 0.00
2012                                    0       0.0            6.1%                 0        0.0          $ 0.00
2013                               23,612       8.6           14.7%           915,673        8.0          $88.78
2014                              235,746      85.4          100.0%         9,686,803       84.9          $41.09
2015 & Thereafter                       0       0.0            0.0%                 0        0.0          $ 0.00
Vacant                                  0       0.0          100.0%                 0        0.0          $ 0.00
                                  -------     -----          -----        -----------      -----          ------
TOTAL/WTD. AVG.                   276,018     100.0%                      $11,410,646      100.0%         $41.34
                                  =======     =====                       ===========      =====

----------
(1)  Calculated based on approximate square footage occupied by each tenant.

o    THE BORROWER. The borrower is RPT 1425 New York Avenue LLC, a single-purpose, single-asset entity. Legal counsel to the borrower has delivered a non-consolidation opinion in connection with the origination of the 1425 New York Avenue Loan. The borrower of the 1425 New York Avenue
     Loan is directly owned 100% by RPT 1425 Holdings LLC. Richard L. Kramer,
     Mark Keller, Steven A. Grieg and Republic Properties Corporation are the
     guarantors of the non-recourse carve-outs under the 1425 New York Avenue
     Loan.

o    ESCROWS. At origination, the borrower deposited $464,016, which represented the rent credit due to the GSA Justice Department under its lease. On
     September 15, 2005 and September 22, 2005, the borrower deposited an additional $3,000,000 and $2,033,599, respectively, which represents the unexpended amount of the tenant improvement allowance to the GSA Justice
     Department under its lease. Additionally, loan documents provide

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -65-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - 1425 NEW YORK AVENUE
--------------------------------------------------------------------------------

     for monthly escrow in the amount of $114,948 for real estate taxes and insurance premiums and $3,459 into a replacement reserve.

o    LOCKBOX AND CASH MANAGEMENT. The 1425 New York Avenue Loan requires a hard lockbox, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account. The loan documents require that all rents received by the borrower or the property manager be deposited into the lockbox account within one business day after receipt and the borrower instructs all tenants to send rents directly to the lockbox account. On each business day, provided no event of default is continuing under the 1425 New York
     Avenue Loan, all funds in the lockbox account in excess of the monthly debt service, any required reserves under the loan documents and all other amounts then due to the lender will be remitted to an account specified by the borrower. During the continuance of an event of default under the 1425
     New York Avenue Loan, the lender may apply any funds in the lockbox account to the obligations of the borrower under the 1425 New York Avenue Loan in such order of priority as the lender may determine.

o    PROPERTY MANAGEMENT. The 1425 New York Avenue Property is currently managed by Republic Properties Corporation, an affiliate of the borrower, pursuant to a management agreement. The property manager of the 1425 New York Avenue
     Property is currently entitled to (1) a base management fee in an amount equal to 1.5% of certain income derived by the borrower from the 1425 New
     York Avenue Property and (2) a construction management fee in an amount equal to 10% of direct design and construction costs relating to the construction of all tenant improvements of the 1425 New York Avenue
     Property for any tenant's space after the construction of the initial tenant improvements for such space or for any long-term capital repairs or approved remodeling of the 1425 New York Avenue Property and 5% of such direct construction costs for profit. Under the loan documents, the 1425
     New York Avenue Property may be managed by a reputable and experienced management organization possessing experience in managing properties similar in size, scope and value as the 1425 New York Avenue Property for whom each rating agency has confirmed in writing that the management of the
     1425 New York Avenue Property by such entity will not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series 2005-GG5 certificates. The lender may require the borrower to replace the property manager if an event of default under the 1425 New York
     Avenue Loan has occurred and the lender has accelerated the loan or if the property manager becomes insolvent or upon a material default by the property manager.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Concurrent with the origination of the 1425 New York Avenue Loan, Goldman Sachs Mortgage Company originated a
     $28,230,000 mezzanine loan and subsequently funded an additional $3,000,000 to RPT 1425 Holdings LLC, the 100% owner of the sole member of the borrower. The outstanding principal balance of the mezzanine loan matures on the earliest to occur of (i) the payment date in July 2006, (ii) the date the 1425 New York Avenue Property is transferred in its entirety or when the borrower becomes controlled by Republic Properties Trust, a to be formed Maryland Corporation, or (iii) the date of payment in full of the
     1425 New York Avenue Loan. As of the cut-off date, the principal balance on the mezzanine loan is $31,230,000. The interest rate under the mezzanine loan is LIBOR plus 5.50% from the ninety (90) day period commencing on June
     15, 2005, LIBOR plus 6.50% for the succeeding ninety (90) days, and LIBOR plus 7.00% for the balance of the term. The mezzanine loan is subject to certain cash management controls as set forth in the mezzanine loan agreement. The mezzanine loan is secured by a pledge of the equity interests in the mortgage borrower. Pursuant to an intercreditor agreement executed between the mortgage lender and the mezzanine lender, the mezzanine lender possesses the right to cure a default under the mortgage loan documents. In addition, if the 1425 New York Avenue Loan has been accelerated, the mortgage lender is taking enforcement action, or the 1425
     New York Avenue Loan is "specially serviced", the mezzanine lender may purchase the 1425 New York Avenue Loan at a price at least equal to the outstanding principal balance of

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -66-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - 1425 NEW YORK AVENUE
--------------------------------------------------------------------------------

     the 1425 New York Avenue Loan plus all interest accrued thereon. The mortgage lender may not amend the mortgage loan documents without the consent of the holder of the mezzanine loan if the amendment increases the interest rate or principal amount of the 1425 New York Avenue Loan, modifies the maturity date, or otherwise amends certain specified terms.
     Upon the occurrence of an event of default under the mezzanine loan documents, the mezzanine lender may foreclose upon the equity interests in the mortgage borrower. Transfer of the mezzanine lender's interest in the mezzanine loan is governed by the terms of the intercreditor agreement, which generally prohibits transfers of more than 49% of the mezzanine lender's interest in the mezzanine loan unless such transfer is to a
     "qualified transferee" under the intercreditor agreement or rating agency approval has been obtained.

o    TERRORISM INSURANCE. The loan documents require that the all risk insurance policies required to be maintained by the borrower provide coverage for terrorism in an amount equal to 100% of the full replacement cost of the
     1425 New York Avenue Property. The borrower is permitted to maintain such terrorism coverage through a blanket policy with a deductible in an amount acceptable to the lender and no larger than is customary for similar properties in the geographic market in which the 1425 New York Avenue
     Property is located and in any event not in excess of $250,000 unless agreed to in writing by the lender. See "Risk Factors--Risks Related to the
     Underlying Mortgage Loans" in the prospectus supplement.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -67-

GCCFC 2005-GG5

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--------------------------------------------------------------------------------

                                    [GRAPHIC]

                                    [GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -68-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - CROSS POINT
--------------------------------------------------------------------------------

                                    [GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -69-

GCCFC 2005-GG5

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                      Lowell, Massachusetts
Property Type                                                             Office
Size (sf)                                                              1,234,504
Percentage Leased as of September 8, 2005                                  73.6%
Year Built/Year renovated                                              1985/1995
Appraisal Value                                                     $118,500,000
Underwritten Occupancy                                                     73.6%
Underwritten Revenues                                                $20,747,986
Underwritten Total Expenses                                           $9,825,140
Underwritten Net Operating Income (NOI)                              $10,922,846
Underwritten Net Cash Flow (NCF)                                      $9,788,688
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Originator                                                                  GCFP
Cut-off Date Principal Balance                                       $86,000,000
Cut-off Date Principal Balance PSF/Unit                                   $69.66
Percentage of Initial Mortgage Pool Balance                                 2.0%
Number of Mortgage Loans                                                       1
Type of Security                                                      Fee Simple
Mortgage Rate                                                             5.470%
Original Term to Maturity (Months)                                            60
Original Amortization Term (Months)                                Interest Only
Cut-off Date LTV Ratio                                                     72.6%
LTV Ratio at Maturity                                                      72.6%
Underwritten DSCR on NOI                                                   2.29x
Underwritten DSCR on NCF                                                   2.05x
--------------------------------------------------------------------------------

o    THE LOAN. The mortgage loan (the "CROSS POINT LOAN") is evidenced by a single note and is secured by a first mortgage encumbering a class-A office complex located in Lowell, Middlesex County, Massachusetts (the "CROSS
     POINT PROPERTY"). The Cross Point Loan represents approximately 2.0% of the initial mortgage pool balance. The Cross Point Loan was originated on
     September 8, 2005, had an original principal balance and a principal balance as of the cut-off date of $86,000,000, and an interest rate of
     5.47% per annum. The DSCR and LTV on the Cross Point Loan are 2.05x and
     72.6%, respectively. The proceeds of the Cross Point Loan were used to acquire and recapitalize the Cross Point Property for approximately
     $112,000,000. Including reserves, escrows and costs of approximately
     $3,500,000, the borrower invested approximately $29,500,000 in the project at origination.

     The Cross Point Loan has an initial term of 60 months and a remaining term of 58 months. The Cross Point Loan requires payments of interest only for the entire term. The scheduled maturity date is September 6, 2010.
     Voluntary prepayment of the Cross Point Loan is prohibited prior to the payment date of July 6, 2010 and permitted on such payment date and thereafter without a penalty. Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted from December 6, 2007.

o    THE PROPERTY. The Cross Point Property is a 1,234,504 sf class-A office complex located at 900 Chelmsford Street, in Lowell, Middlesex County,
     Massachusetts. The Property consists of three 13- and 14-story towers constructed between 1980 and 1985 that have been extensively renovated and converted into a multi-tenant, class-A office complex in 1995. The Property offers floor plans that range in size from 28,000 sf to 36,000 sf with the potential for 96,000 sf of contiguous space. The Cross Point Property has a prominent location at the interchange of I-495, Route 3 and the Lowell
     Connector, which provides immediate access to the western suburbs of Boston and suburban southern New Hampshire.

     As of September 8, 2005, the Cross Point Property was 73.6% leased to 25 tenants. The Cross Point Property is leased to a diverse mix of high-quality tenants including: Cisco Systems (recently vacated, as described below), Internal Revenue Service, JP Morgan Chase, Eastman Kodak,
     Verizon, and MetLife. Investment-grade tenants represent approximately 28%
     of the total net rentable area and 36% of total annualized underwritten base rent and the six largest tenants account for 52% of the total net rentable area. Parexel (a current tenant at the property), a pharmaceutical and biotechnology firm with over 5,100 employees worldwide, signed an amendment to their current lease increasing their existing 72,632 sf by an additional 36,316 sf. Leasing activity in the third quarter of 2005 includes the expansion of Parexel (108,948 sf) and the signing of two new leases: Virtual Iron Software (27,306 sf) and Lyrx (14,528 sf). The two new
     tenants are expected to take occupancy in October 2005 and December 2005, respectively. The Parexel lease includes a right of first refusal for several

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -70-

GCCFC 2005-GG5

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--------------------------------------------------------------------------------

     floors which will allow the tenant to potentially expand into a total of approximately 168,000 sf at higher rents. The right of first refusal provides for increases in the current base rent as existing tenants roll.

     The following table presents certain information relating to some of the largest tenants at the Cross Point Property:

                  LARGEST TENANTS BASED ON ANNUALIZED BASE RENT

                                   CREDIT
                                   RATING                                      % OF TOTAL    ANNUALIZED
                                  (FITCH/                        ANNUALIZED    ANNUALIZED   UNDERWRITTEN
                                  MOODY'S/     TENANT    % OF   UNDERWRITTEN  UNDERWRITTEN    BASE RENT
          TENANT NAME             S&P)(1)       NRSF     NRSF  BASE RENT ($)    BASE RENT   ($ PER NRSF)     LEASE EXPIRATION
------------------------------  -----------  ---------  -----  -------------  ------------  ------------  ---------------------

Cisco Systems                     NR/NR/NR     166,848   13.5%  $ 3,975,536       23.4%        $23.83     6/30/07 & 12/31/06(2)
Internal Revenue Service        AAA/Aaa/AAA    136,265   11.0     3,206,894       18.9         $23.53      5/28/06 & 2/25/12(3)
Eastman Kodak                   BB-/Ba3/BB-     72,632    5.9     2,106,324       12.4         $29.00            1/31/08
Parexel                           NR/NR/NR     108,948    8.8     1,942,908       11.4         $17.83          12/31/11(4)
MetLife                            A/A2/A       56,212    4.6     1,096,140        6.5         $19.50           5/31/2014
JP Morgan Chase                  A+/Aa3/A+      91,646    7.4     1,085,699        6.4         $11.85            12/31/06
Verizon                           A+/NR/A+      66,580    5.4       621,876        3.7         $ 9.34     9/30/06 & 3/31/10(5)
                                             ---------  -----   -----------      -----         ------
TOTAL LARGEST TENANTS                          699,131  56.60%  $14,035,377       82.7%        $20.08
Other Tenants(6)                               208,991   73.6     2,933,826       17.3         $14.04
Vacant Space                                   326,382   26.4
                                             ---------  -----   -----------      -----         ------
TOTAL/WTD. AVG. ALL TENANTS                  1,234,504  100.0%  $16,969,203      100.0%        $18.69
                                             =========  =====   ===========      =====

----------
(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  95,310 sf expires on 6/30/07 and 71,538 sf expires on 12/31/06. 31,770 sf of Cisco Systems space is sub-let, the remainder is dark.

(3)  80,053 sf expires on 5/28/06 and 56,212 sf expires on 2/25/12.

(4)  Includes executed lease amendment for expansion into 36,316 sf at annual base rent psf of $13.00.

(5)  3,040 sf expires on 9/30/06 and 63,540 sf expires on 3/31/10.

(6)  Includes two recently signed leases: Lyrix (14,528 sf, expected to take occupancy 12/1/05) and Virtual Iron Software (27,306 sf, expected to take occupancy 10/14/05).

     Cisco Systems recently moved to a separate corporate campus and has vacated all of their 166,848 sf of space and is currently subleasing 31,770 sf to other tenants at the Cross Point Property. As of September 8, 2005 Cisco
     Systems is paying rent and is current on its lease obligations.

     The Cross Point Property features a 20,000 sf conference center, a 505-seat auditorium for large meetings or presentations. The 200-seat "Patriot
     Room," is a multi-purpose meeting room with easily customizable seating and table arrangements. There are five additional conference rooms and an executive dining area. Building facilities also include two full-service cafeterias, a fitness center, childcare center, dry cleaning services, shoe repair, film development, a Starbucks lobby shop and a hair salon.

     The Cross Point Property maintains approximately 1,280 parking spaces located on the 15.22 acre site, 306 of which are located in a two-level structured parking facility. In addition, approximately 2,744 additional parking spaces are located at the adjacent 14-screen movie theater property owned and operated by National Amusements. A reciprocal easement agreement gives the borrower permission to use the National Amusements' parking area in exchange for the reimbursement of approximately 43% of the operating costs (primarily land taxes) on the National Amusements' site. Such costs are included in the borrower's budgeted operating expenses for the Cross
     Point Property. In total, the Cross Point Property has use of more than
     4,000 parking spaces (3.2 per 1,000 sf).

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -71-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - CROSS POINT
--------------------------------------------------------------------------------

     The following table presents certain information relating to the lease rollover schedule at Cross Point Campus Property:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                                         % OF TOTAL     ANNUALIZED
                                                                          ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                              % OF       CUMULATIVE     UNDERWRITTEN    UNDERWRITTEN     BASE RENT
YEAR ENDING DECEMBER 31,   EXPIRING NRSF   TOTAL NRSF   OF TOTAL NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)
------------------------   -------------   ----------   -------------   -------------   ------------   ------------

2005                            32,657         2.6%          2.6%       $   540,348          3.2%         $16.55
2006                           311,521        25.2          27.9%         4,357,249         25.7          $13.99
2007                           112,960         9.2          37.0%         3,037,124         17.9          $26.89
2008                            84,440         6.8          43.9%         2,286,396         13.5          $27.08
2009                            26,089         2.1          46.0%           270,964          1.6          $10.39
2010                            78,068         6.3          52.3%           821,556          4.8          $10.52
2011                           149,963        12.1          64.5%         2,571,732         15.2          $17.15
2012                            56,212         4.6          69.0%         1,987,694         11.7          $35.36
2013                                 0         0.0          69.0%                 0          0.0          $ 0.00
2014                            56,212         4.6          73.6%         1,096,140          6.5          $19.50
2015                                 0         0.0          73.6%                 0          0.0          $ 0.00
Vacant                         326,382        26.4         100.0%
                             ---------       -----         -----        -----------        -----          ------
TOTAL/WTD. AVG.              1,234,504       100.0%                     $16,969,203        100.0%         $18.69
                             =========       =====                      ===========        =====

----------
(1)  Calculated based on approximate square footage occupied by each tenant.

o    THE BORROWER. The borrower is Cross Point Limited Partnership (the "CROSS
     POINT BORROWER"), a special purpose, bankruptcy-remote entity with two independent directors. Legal counsel to the Cross Point Borrower delivered a non-consolidation opinion in connection with the origination of the Cross
     Point Loan. The sponsors of the borrower are: Page Mill Properties, L.P.,
     Public Sector Pension Investment Board, and Robert Mashaal, an individual associated with Yale Properties, each owning or controlling approximately a
     33% interest in the borrower through affiliates. Page Mill Properties, L.P.
     is an affiliate of Divco West Properties Inc., a fully integrated real estate investment management company and fund sponsor. Since its inception in 1993, Divco West Properties Inc. has acquired, managed, and leased over
     14 million sf and sold over 9 million sf of commercial properties in
     Silicon Valley, San Francisco, Los Angeles, Denver, Phoenix and other markets. Divco West Properties Inc. currently manages over $838 million in real estate assets. Public Sector Pension Investment Board is a crown corporation established in 1999 by the Canadian Parliament. The corporation's mandate is to manage employer and employee contributions made after April 1, 2000 to the federal Public Service, the Canadian Forces and the Royal Canadian Mounted Police pension funds. Annual net contributions to these pension funds exceed $3.5 billion. Yale Properties USA, a privately owned real estate operating company with offices in San Diego and
     Boston. The company is a fully integrated real estate firm and offers a complete range of services including acquisitions, development, leasing, management, financing, and disposition activities. Formed in 1991 as an independent affiliate of Yale Properties Limited of Canada, the company has invested in over 6 million sf of real estate in the United States. Robert
     Mashaal is the President of Yale Properties USA. Page Mill Properties,
     L.P., Public Sector Pension Investment Board, and Robert Mashaal are the
     non-recourse carve-out guarantors; however, the aggregate recourse guaranty is capped at $3,250,000. After the Cross Point Loan closing, the sponsors retained a $30,000,000 cash equity investment in the Cross Point Property.

o    ESCROWS. The Cross Point Loan documents provide for certain escrows for real estate taxes and insurance. At closing, the borrower deposited
     $744,490 into a deferred maintenance reserve for the payment of short term or immediate required repairs at the Cross Point Property. At closing, the
     Cross Point Borrower deposited $1,054,474 (equivalent to $1.15 psf) for the payment of tenant improvement and leasing commissions costs

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -72-

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TEN LARGEST MORTGAGE LOANS - CROSS POINT
--------------------------------------------------------------------------------

     associated with new or renewal tenants at the Cross Point Property. In addition, the Cross Point Borrower is required to deposit $20,575
     (equivalent to $0.20 psf per year) each month into a replacement reserve for ongoing capital expenditures.

o    LOCKBOX AND CASH MANAGEMENT. The Cross Point Loan requires a hard lockbox, which is already in place. The Cross Point Loan documents require the Cross
     Point Borrower to direct tenants to pay their rents directly to a lender controlled hard lockbox. The loan documents also require that all rents received by the Cross Point Borrower or the property manager be deposited into the lender controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default)
     within one business day of receipt. On each regularly scheduled payment date, any amounts remaining in the lender controlled account, after payment of debt service, required reserves and operating expenses, are returned to the Cross Point Borrower, unless a Cash Trap Period is continuing. A "CASH
     TRAP PERIOD" means any period during which (i) an event of default is continuing or (ii) the debt service coverage ratio (calculated assuming a
     30-year amortization schedule) is less than 1.10x if no portion of an approved mezzanine loan is outstanding and 1.00x if any portion of an approved mezzanine loan is outstanding (a "DSCR CASH TRAP PERIOD"). The loan documents provide that if a DSCR Cash Trap Period is continuing for two consecutive calendar quarters, the lender may use the residual cash
     (after payment of debt service, operating expenses and any required reserves under the loan documents) to purchase defeasance eligible collateral and apply the proceeds of such collateral to pay a portion of the monthly payments due under the Cross Point Loan each month.

o    PROPERTY MANAGEMENT. The property manager is Cross Point Yale Managers LLC, a Massachusetts limited liability company and an affiliate of the Cross
     Point Borrower. The property management agreement has a ten year term commencing September 8, 2005. If an event of default is continuing, if the manager is in default under the management agreement beyond any applicable notice and cure period, or upon the gross negligence, malfeasance or willful misconduct of the manager, the Cross Point Borrower is required, at the request of the lender, terminate the management agreement and replace the manager with an acceptable replacement manager. The Cross Point
     Borrower's failure to appoint an acceptable manager within sixty (60) days after the lender's request will constitute an immediate event of default.
     The Cross Point Borrower may, from time to time, appoint a successor manager to manage the Cross Point Property, provided that such successor manager and management agreement is approved in writing by the lender and the rating agencies. The contractual management fee is equal to 2.8214% of collected gross revenues from the Cross Point Property.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. GCFP provided Cross Point Investors,
     LLC, (the "CROSS POINT MEZZANINE BORROWER") with mezzanine financing with a maximum principal amount of up to $11,500,000 (the "CROSS POINT MEZZANINE
     LOAN"), none of which amount has been advanced. The Cross Point Mezzanine
     Borrower is the indirect owner of 100% of the equity in the Cross Point
     Borrower, as it owns a 99.99% limited partnership interest in the Cross
     Point Borrower and is the sole owner of Cross Point GP, LLC, which is the sole general partner of the Cross Point Borrower (holding the remaining
     .01% direct interest in the Cross Point Borrower). GCFP will make advances under the Cross Point Mezzanine Loan to fund tenant improvement costs and leasing commissions in connection with new or replacement leases or lease renewals that are accretive in nature (as defined in the mezzanine loan documents). The mezzanine loan is coterminous with the Cross Point Loan.
     The Cross Point Mezzanine Loan requires payments of interest only for
     60-months with cumulative minimum funding thresholds of $3,833,334 on or before September 2006, $7,590,000 on or before September 2007, and
     $11,500,000 before September 2008, provided that GCFP and the Cross Point
     Mezzanine Borrower have certain funding termination options which may be exercised after March 2007. The Cross Point Mezzanine Loan is subject to cash management controls as set forth in the related loan agreement. The
     Cross Point Mezzanine Loan is secured by a pledge of the equity interests in the Cross Point Borrower. Under the Cross Point Mezzanine Loan
     documents, the mezzanine lender has the right to cure a default under the
     Cross

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -73-

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--------------------------------------------------------------------------------

     Point Loan documents. In addition, if the Cross Point Loan has been accelerated or a foreclosure proceeding has been commenced, or the Cross
     Point Loan becomes a "specially serviced mortgage loan" as a result of a monetary event of default under the Cross Point Loan documents that the special servicer determines may result in an impairment of the Cross Point
     Loan, then the mezzanine lender may purchase the Cross Point Loan at par.
     The senior lender may not amend the Cross Point Loan documents without the consent of the holder of the Cross Point Mezzanine Loan if the amendment increases the interest rate or principal amount of the Cross Point Loan, modifies the maturity date, or otherwise amends certain specified terms.
     Upon the occurrence of an event of default under the Cross Point Mezzanine
     Loan documents, the mezzanine lender may foreclose upon the equity interests in the Cross Point Borrower, which would result in a change of control with respect to the Cross Point Borrower and could result in a change in the management of the Cross Point Property. Transfer of the mezzanine lender's interest in the Cross Point Mezzanine Loan is governed by the terms of the intercreditor agreement, which will prohibit transfers of more than 49% of the mezzanine lender's interest in the Cross Point
     Mezzanine Loan unless such transfer is to a "qualified transferee" under the intercreditor agreement or rating agency approval has been obtained.

     TERRORISM INSURANCE. The Cross Point Property is insured against acts of terrorism as part of its "all-risk" property coverage. The Cross Point Loan documents require the Cross Point Borrower to maintain terrorism insurance in an amount equal to 100% of the replacement cost of the Cross Point
     Property, provided that such coverage is available. See "Risk
     Factors--Risks Related to the Underlying Mortgage Loans" in the prospectus supplement.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -74-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - SHANER HOTEL PORTFOLIO
--------------------------------------------------------------------------------

                                    [GRAPHIC]

                                    [GRAPHIC]

                                    [GRAPHIC]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -75-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - SHANER HOTEL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             SHANER HOTEL PORTFOLIO
--------------------------------------------------------------------------------

     [THE FOLLOWING TABLE WAS REPRESENTED BY A MAP IN THE PRINTED MATERIAL.]

1 NEWPORT HARBOUR HOTEL   49 America's Cup Avenue   Newport, RI

2 MARRIOTT                112 Washington Place      Pittsburgh, PA

3 HOLIDAY INN             1671 North 1st Street     Jacksonville Beach, FL

4 RADISSON                100 Berlin Road           Cromwell, CT

5 RESIDENCE INN           3400 Edinborough Way      Edina, MN

6 MARRIOTT                Two Carter Plaza          Chattanooga, TN

7 MARRIOTT                201 Foster Street         Durham, NC

8 RADISSON                601 From Road             Paramus, NJ

9 HOLIDAY INN EXPRESS     100 Civic Center Drive    Charleston, WV

10 HOLIDAY INN            5555 Financial Plaza      Shreveport, LA

11 HOLIDAY INN            2155 Gordon Highway       Augusta, GA

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -76-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - SHANER HOTEL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                           11
Location (City/State)                                                    Various
Property Type                                                        Hospitality
Size (rooms)                                                               2,247
Percentage Occupancy as of July 31,2005                                    63.3%
Year Built                                                               Various
Appraisal Value                                                     $162,600,000
Underwritten Occupancy(1)                                                  65.5%
Underwritten Revenues(1)                                             $73,090,573
Underwritten Total Expenses(1)                                       $56,503,057
Underwritten Net Operating Income (NOI)(1)                           $16,587,516
Underwritten Net Cash Flow (NCF)(1)                                  $13,663,894
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

Originator                                                                  GCFP
Cut-off Date Principal Balance                                       $82,388,627
Cut-off Date Principal Balance PSF/Unit                               $47,688.09
Percentage of Initial Mortgage Pool Balance                                 1.9%
Number of Mortgage Loans                                                       1
Type of Security                                                    Fee Simple &
                                                                       Leasehold
Mortgage Rate                                                             5.710%
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                          300
Cut-off Date Date LTV Ratio                                                65.9%
LTV Ratio at Maturity                                                      50.6%
Underwritten DSCR on NOI(1)                                                2.06x
Underwritten DSCR on NCF(1)                                                1.69x
--------------------------------------------------------------------------------

(1)  Underwritten occupancy and revenues are based borrower's budget year-end
     2005 pro-forma, which included actual results for January-July 2005, for all properties except Paramus, Cromwell and Jacksonville. In the case of those assets, underwritings were further adjusted upwards to take into consideration the impact of recent renovations and flag conversions for the
     Cromwell and Paramus properties and the required flag conversion and renovation of the Jacksonville property.

o    THE LOAN. The mortgage loan (the "SHANER HOTEL PORTFOLIO TRUST LOAN") is evidenced by a single note and is secured by first priority mortgages encumbering a combination of fee simple (6) and leasehold (5) interests in eleven full-service, limited-service and extended-stay hotels in various states (the "SHANER HOTEL PORTFOLIO PROPERTIES"). The Shaner Hotel
     Portfolio Trust Loan represents approximately 1.9% of the initial mortgage pool balance. The Shaner Hotel Portfolio Trust Loan was originated on
     September 21, 2005, has an original principal balance of $82,500,000 and a principal balance as of the cut-off date of $82,388,627, and an interest rate of 5.71% per annum. The DSCR and LTV on the Shaner Hotel Portfolio
     Trust Loan are 1.69x and 65.9%, respectively. The proceeds of the Shaner
     Hotel Portfolio Trust Loan, together with the Shaner Hotel Portfolio Senior
     Companion Loan and Shaner Hotel Portfolio Subordinate Companion Loan (each as described below), were used to refinance existing debt totaling approximately $88,500,000.

     The Shaner Hotel Portfolio Trust Loan is a portion of a whole mortgage loan with an original principal balance of $118,500,000. The companion loans to the Shaner Hotel Portfolio Trust Loan are evidenced by two separate notes:
     (i) a companion note that is pari passu (except to the extent described below) with the Shaner Hotel Portfolio Trust Loan (the "SHANER HOTEL
     PORTFOLIO SENIOR COMPANION LOAN"), with a principal balance as of the cut-off date of $24,766,521 and (ii) a junior note (the "SHANER HOTEL
     PORTFOLIO SUBORDINATE COMPANION LOAN"), with a principal balance as of the cut-off date of $11,184,880 The Shaner Hotel Portfolio Senior Companion
     Loan and the Shaner Hotel Portfolio Subordinate Companion Loan are not
     assets of the trust. The Shaner Hotel Portfolio Trust Loan, the Shaner
     Hotel Portfolio Senior Companion Loan and the Shaner Hotel Portfolio
     Subordinate Companion Loan (collectively, the "SHANER HOTEL PORTFOLIO LOAN
     GROUP") are governed by a co-lender agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--Split Loan
     Structure" and will be serviced pursuant to the terms of the 2005-GG5 pooling and servicing agreement.

     The DSCR and LTV on the Shaner Hotel Portfolio Loan Group are 1.53x and
     72.8%, respectively.

     The Shaner Hotel Portfolio Trust Loan has an initial term of 120 months and a remaining term of 119 months. The Shaner Hotel Portfolio Trust Loan amortizes on a 300-month schedule, with required monthly payments of
     $517,020.46. The scheduled maturity date is October 6, 2015. Voluntary prepayment of the Shaner Hotel

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -77-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - SHANER HOTEL PORTFOLIO
--------------------------------------------------------------------------------

     Portfolio Trust Loan is prohibited prior to the payment date of August 6,
     2015 and permitted on such payment date and thereafter without penalty.
     Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United States of
     America is permitted on the earlier of April 6, 2009 and the date that is two years after the securitization closing date for the Shaner Hotel
     Portfolio Senior Companion Loan (the "SHANER HOTEL PORTFOLIO PROPERTIES
     INITIAL DEFEASANCE DATE").

     For purposes of allocating funds following a monetary event of default or a material non-monetary event of default, and for purposes of allocating casualty and condemnation proceeds applied to pay the Shaner Hotel
     Portfolio Loan Group, the Shaner Hotel Portfolio Trust Loan will be given a priority (to the extent described below) with respect to funds related to the properties located in Newport Harbor, Rhode Island, Jacksonville,
     Florida, Pittsburgh, Pennsylvania, Chattanooga, Tennessee, Edina,
     Minnesota, Durham, North Carolina, and Charleston, West Virginia (the
     "SHANER TRUST LOAN PRIORITY PROPERTIES"), and the Shaner Hotel Portfolio
     Senior Companion Loan will be given a priority (to the extent described below) with respect to funds related to the properties located in Cromwell,
     Connecticut, Paramus, New Jersey, Augusta, Georgia and Shreveport,
     Louisiana (the "SHANER SENIOR COMPANION LOAN PRIORITY PROPERTIES"). Prior
     to either (i) a monetary event of default with respect to the Shaner Hotel
     Portfolio Loan Group or (ii) a material non monetary event of default with respect to the Shaner Hotel Portfolio Loan Group, except as described below with respect to casualty or condemnation proceeds, the Shaner Hotel
     Portfolio Trust Loan, Shaner Hotel Portfolio Senior Companion Loan and
     Shaner Hotel Portfolio Subordinate Companion Loan are pari passu in right of payment (i.e., each of the Shaner Hotel Portfolio Trust Loan, Shaner
     Hotel Portfolio Senior Companion Loan and Shaner Hotel Portfolio
     Subordinate Companion Loan are entitled to their respective pro rata share of all payments of principal and interest, although holders of the Shaner
     Hotel Portfolio Trust Loan and Shaner Hotel Portfolio Senior Companion Loan
     will be paid their share prior to holders of the Shaner Hotel Portfolio
     Subordinate Companion Loan). Subsequent to either (i) a monetary event of default with respect to the Shaner Hotel Portfolio Loan Group or (ii) a material non monetary event of default with respect to the Shaner Hotel
     Portfolio Loan Group, (A) all payments (other than liquidation proceeds or casualty and condemnation proceeds) related to Shaner Trust Loan Priority
     Properties will be applied in the following priority; (i) to make scheduled monthly payments of interest and principal (or following the maturity date or an acceleration, to pay interest and to apply all such funds remaining
     (less an amount equal to interest on the Shaner Hotel Portfolio Senior
     Companion Loan) to pay principal) on the Shaner Hotel Portfolio Trust Loan,
     (ii) to make scheduled monthly payments of interest and principal (or following the maturity date or an acceleration, to pay interest) on the
     Shaner Hotel Portfolio Senior Companion Loan, (iii) to repay the principal of the Shaner Hotel Portfolio Trust Loan until paid in full, (iv) to repay the principal of the Shaner Hotel Portfolio Senior Companion Loan until paid in full and (v) to pay interest and principal (until paid in full) on the Shaner Hotel Portfolio Subordinate Companion Loan and (B) all payments
     (other than liquidation proceeds or casualty and condemnation proceeds)
     related to Shaner Senior Companion Loan Priority Properties will be applied in the following priority; (i) to make scheduled monthly payments of interest and principal (or following the maturity date or an acceleration, to pay interest and to apply all such funds remaining (less an amount equal to interest on the Shaner Hotel Portfolio Trust Loan) to pay principal) on the Shaner Hotel Portfolio Senior Companion Loan, (ii) to make scheduled monthly payments of interest and principal (or following the maturity date or an acceleration, to pay interest) on the Shaner Hotel Portfolio Trust
     Loan, (iii) to repay the principal of the Shaner Hotel Portfolio Senior
     Companion Loan until paid in full, (iv) to repay the principal of the
     Shaner Hotel Portfolio Trust Loan until paid in full and (v) to pay interest and principal (until paid in full) on the Shaner Hotel Portfolio
     Subordinate Companion Loan. With respect to any payment made from casualty or condemnation proceeds (whether prior to or following an event of default), and with respect to any liquidation proceeds following an event of default, if such proceeds relate to the Shaner Trust Loan Priority
     Properties, such proceeds shall be applied to pay interest and principal of the Shaner Hotel Portfolio Trust Loan, and if such proceeds relate to the
     Shaner Senior Companion Loan Priority Properties, such proceeds shall be applied to pay interest and principal of the Shaner Hotel Portfolio Senior

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -78-

GCCFC 2005-GG5

TEN LARGEST MORTGAGE LOANS - SHANER HOTEL PORTFOLIO
--------------------------------------------------------------------------------

     Companion Loan, in each case until paid in full, with any excess after such payment in full to be applied to pay interest and principal to the other such note until paid in full, and then to the Shaner Hotel Portfolio
     Subordinate Companion Loan until paid in full.

o    THE PROPERTIES. The Shaner Hotel Portfolio Properties consists of a pool of
     11 cross-collateralized and cross-defaulted full-service, limited-service and extended-stay hotels with 2,247 total rooms. The 11 properties are geographically dispersed across 11 states, including Rhode Island,
     Pennsylvania, Minnesota, Connecticut, Tennessee, West Virginia, New Jersey,
     North Carolina, Florida, Louisiana and Georgia. The properties operate under a diverse group of franchise flags, including Marriott (3), Holiday
     Inn (2), Holiday Inn Crowne Plaza (2), Holiday Inn Sunspree (1), Holiday
     Inn Express (1) and Marriott Residence Inn (1). The following table presents certain information relating to the Shaner Hotel Portfolio
     Properties:

                                                      OWNERSHIP    YEAR     SIZE      ALLOCATED
            PROPERTY                  LOCATION        INTEREST    BUILT   (ROOMS)    LOAN AMOUNT   LOAN $/ROOM
-------------------------------   ----------------   ----------   -----   -------   ------------   -----------

SHANER TRUST LOAN PRIORITY
   PROPERTIES
   Newport Harbor Hotel              Newport, RI     Fee Simple    1969      133    $ 23,967,601     $180,208
   Pittsburgh Marriott City
      Center                       Pittsburgh, PA     Leasehold    1964      402    $ 13,981,100     $ 34,779
   Jacksonville Holiday Inn       Jacksonville, FL   Fee Simple    1969      143    $ 13,981,100     $ 97,770
   Edina Residence Inn               Edina, MN       Fee Simple    1990      133    $ 11,734,138     $ 88,227
   Chattanooga Marriott Hotel     Chattanooga, TN     Leasehold    1985      342    $ 11,484,475     $ 33,580
   Durham Marriott Civic Center      Durham, NC       Leasehold    1989      187    $  9,736,838     $ 52,069
   Charleston Holiday Inn
      Express                      Charleston, WV     Leasehold    1972      196    $  6,441,293     $ 32,864

SHANER SENIOR COMPANION LOAN
   PRIORITY PROPERTIES
   Cromwell Crowne Plaza            Cromwell, CT     Fee Simple    1968      215    $ 12,033,733     $ 55,971
   Paramus Crowne Plaza              Paramus, NJ      Leasehold    1972      120    $  6,990,550     $ 58,255
   Augusta Holiday Inn               Augusta, GA     Fee Simple    1986      150    $  3,994,600     $ 26,631
   Shreveport Holiday Inn          Shreveport, LA    Fee Simple    1982      226    $  3,994,600     $ 17,675
TOTAL                                                                      2,247    $118,340,029     $ 52,666

     NEWPORT HARBOR HOTEL is a 133-room, full-service, interior-corridor hotel located in Newport, Rhode Island. The hotel is not affiliated with a franchise. The property was built in 1969 and includes a restaurant and bar, marina, an indoor pool, saunas and 4,000 sf of meeting space. The property was most recently renovated in 2002/2003. Newport is generally regarded as a leisure destination with limited commercial demand. Local demand-generators include Newport Harbor, the historic Newport Mansions, the International Tennis Hall of Fame, the Museum of Yachting, and the
     Naval War Museum. The property is approximately 25 miles from the T.F.
     Green Airport in Providence, RI.

     PITTSBURGH MARRIOTT CITY CENTER is a 402-room, chain-affiliated, full-service, interior-corridor hotel located in Pittsburgh, Pennsylvania.
     The property is a leasehold interest and encompasses a portion of a
     21-story mixed-use building; the hotel is located on floors one, two and 10 through 21. The property was constructed in 1964. Amenities include a restaurant and lounge, a business center, a fitness center, a swimming pool, a gift shop and 19,232 square feet of meeting space. Additionally, there is a shared parking garage. The property is located in downtown
     Pittsburgh and is part of the Chatham Center complex which includes an office tower, a residential condominium tower and the subject hotel/office tower. Local demand-generators include U.S. Steel, Heinz, UPMC, PNC Bank,
     Mellon Bank, the Pittsburgh Convention Center and several major league sporting venues. Pittsburgh International Airport is located 20 miles west of downtown Pittsburgh.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -79-

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--------------------------------------------------------------------------------

     CHATTANOOGA MARRIOTT is a 342-room, chain-affiliated, full-service,
     15-story, interior-corridor hotel that is connected to the Chattanooga
     Convention Center in downtown Chattanooga, Tennessee. The property was constructed in 1985 and most recently renovated in 2000. Amenities include a restaurant and lounge, swimming pool, gift shop, 7,712 square feet of meeting space and a shared parking garage. Local demand-generators include the convention center, the Tennessee Valley Authority, Cigna, Blue Cross
     Blue Shield, Unum Provident and the Chattanooga Aquarium. Chattanooga
     Metropolitan Airport is located ten miles east of downtown Chattanooga.

     CROMWELL CROWNE PLAZA is a 215-room, chain-affiliated, four-story, interior-corridor hotel located in Cromwell, Connecticut, approximately 15 miles south of Hartford. The property was re-flagged as a Crowne Plaza in
     August 2005 (formerly a Radisson). The property was constructed in 1968 and is schedule to undergo a $2.6 million property improvement plan ("PIP") in connection with the new franchise affiliation. Amenities include a restaurant and lounge, a swimming pool, an exercise room, a business center, 24,566 square feet of meeting space and surface parking. Local demand-generators include Aetna, Cigna and Pratt & Whitney. Bradley
     International Airport is situated approximately 25 miles north of Cromwell.

     EDINA RESIDENCE INN is a 133-room, chain-affiliated, extended-stay, interior-corridor hotel in Edina, Minnesota. Built in 1990, the property was most recently renovated in 2001. The property is located in the
     Edinborough Complex, which includes a retirement community, a retail/office center and Edinborough Park. Local demand-generators include Accenture,
     Mid-Continent Media, New York Life, Samsung, Universal Underwriters and
     Mall of the Americas. Minneapolis-St. Paul International Airport is located approximately six miles west of the property.

     DURHAM MARRIOTT CIVIC CENTER is the leasehold interest in a 187-room, full-service, interior-corridor hotel located in Durham, North Carolina.
     Built in 1989, the property was most recently renovated in 1998. Amenities include a restaurant and lounge, gift shop, business center, exercise room,
     2,500 square feet of meeting space and surface parking. The hotel is connected to the Durham Civic Center, which is also operated by the hotel's management. Local demand-generators include the civic center, IBM,
     GlaxoSmithKline, McKinney & Silber, SunTrust Bank, Nortel and Duke
     University. Raleigh-Durham International Airport is located approximately
     14 miles away from the property.

     AUGUSTA HOLIDAY INN is a 150-room, full-service, exterior-corridor hotel located in Augusta, Georgia. The property was constructed in 1986 and is scheduled to be renovated in 2006. Amenities include a restaurant and lounge, an outdoor pool, exercise room, 1,200 square feet of meeting space, and surface parking. The property is approximately seven miles east of Fort
     Gordon Army Base. Local demand-generators include Fort Gordon, Frito-Lay,
     Coca-Cola Bottling Company, Fishbein-Inglett Company and tournaments held at Augusta National Golf Club.

     CHARLESTON HOLIDAY INN EXPRESS is the leasehold interest in a 196-room, limited-service, interior-corridor hotel located in Charleston, West
     Virginia. The property was constructed in 1972 and most recently renovated in 2001. Amenities include a breakfast area, exercise room, 2,328 square feet of meeting space and surface parking. The property is located across from the Charleston Civic Center. Local demand-generators include the civic center, Dow Chemicals and crew-related demand from regional airlines. Chuck
     Yeager Airport is located approximately six miles away from the property.

     JACKSONVILLE HOLIDAY INN SUNSPREE is a 143-room, full-service, interior/exterior-corridor, beachfront hotel located in Jacksonville Beach,
     Florida. The property is currently operating as a Holiday Inn Sunspree, but is anticipated to be converted to a Courtyard by Marriott in 2006. As part of the conversion, a $5 million PIP will be completed, which is planned to include the addition of seven rooms, bringing the room count to 150 rooms.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -80-

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--------------------------------------------------------------------------------

     Local demand-generators include the Mayport Naval Base, Mayo Clinic,
     Institute of Police Technology & Management and the area beaches.
     Jacksonville International Airport is located approximately 27 miles north of the property.

     PARAMUS CROWNE PLAZA is the leasehold interest in a 120-room, full-service, interior-corridor hotel located in Paramus, New Jersey. In August 2005, the hotel was re-flagged as a Crowne Plaza (formerly a Radisson). The property was constructed in 1972 and was renovated in 2003. Amenities include a restaurant and lounge, 3,365 square feet of meeting space and surface parking. Local demand-generators include Movado, UPS, AT&T/Cingular and the tenants of the surrounding office buildings. Newark Liberty Airport is located approximately 20 miles south of the property.

     SHREVEPORT HOLIDAY INN is a 226-room, full-service, six-story, interior-corridor hotel located in Shreveport, Louisiana, approximately 340 miles northwest of New Orleans. The property was constructed in 1982 and most recently renovated in 2003. Amenities include a restaurant and lounge, an indoor/outdoor pool, a table tennis court, an outdoor sports court, exercise room, 4,813 square feet of meeting space, and surface parking.
     Local demand-generators include General Motors, Johnson Controls,
     Schlumberger, Delphi Auto Systems and the Shreveport Regional Airport,
     which is located approximately three miles west of the property.

     The following table presents certain performance information relating to the Shaner Hotel Portfolio Properties:

                                   2002                   2003                    2004           T-12 ENDING 7/31/05
                          ---------------------  ---------------------  ----------------------  ---------------------
        PROPERTY            ADR     OCC  REVPAR    ADR     OCC  REVPAR    ADR     OCC   REVPAR    ADR     OCC  REVPAR
------------------------  -------  ----  ------  -------  ----  ------  -------  ----  -------  -------  ----  ------

Newport Harbor Hotel      $182.41  52.6% $96.03  $180.28  53.1% $95.74  $183.25  56.3% $103.22  $188.03  51.6% $97.06
Pittsburgh Marriott
   City Center            $105.55  62.7% $66.14  $103.95  59.3% $61.64  $112.86  55.0% $ 62.04  $107.54  57.4% $61.74
Chattanooga Marriott
   Hotel                  $ 85.48  60.3% $51.52  $ 86.07  61.2% $52.69  $ 89.03  61.4% $ 54.68  $ 89.44  64.6% $57.80
Cromwell Crowne Plaza     $ 90.19  55.8% $50.33  $ 83.33  55.0% $45.83  $ 84.11  57.7% $ 48.51  $ 85.24  58.7% $50.05
Edina Residence Inn       $ 94.35  69.6% $65.71  $ 93.20  73.9% $68.92  $ 92.47  77.6% $ 71.79  $ 93.41  79.1% $73.87
Durham Marriott Civic
   Center                 $ 86.37  58.4% $50.41  $ 83.06  57.6% $47.82  $ 88.38  60.6% $ 53.57  $ 95.01  58.0% $55.11
Augusta Holiday Inn       $ 64.97  74.7% $48.57  $ 64.06  69.0% $44.19  $ 66.60  74.3% $ 49.51  $ 69.90  75.7% $52.91
Charleston Holiday Inn
   Express                $ 64.99  55.8% $36.29  $ 65.76  55.7% $36.66  $ 67.00  61.0% $ 40.84  $ 65.69  62.9% $41.29
Jacksonville Holiday Inn  $ 94.23  74.5% $70.20  $ 94.15  79.0% $74.42  $ 98.62  71.5% $ 70.48  $110.30  70.5% $77.81
Paramus Crowne Plaza      $101.45  64.1% $65.01  $103.54  37.7% $39.04  $108.72  65.3% $ 71.02  $106.58  68.0% $72.47
Shreveport Holiday Inn    $ 69.37  59.0% $40.89  $ 68.26  62.2% $42.47  $ 67.28  60.3% $ 40.58  $ 66.96  63.0% $42.17
                          -------  ----  ------  -------  ----  ------  -------  ----  -------  -------  ----  ------
WEIGHTED AVERAGES         $ 92.49  61.8% $57.14  $ 91.17  60.3% $54.94  $ 94.60  62.1% $ 58.71  $ 95.42  63.3% $60.38

o    THE BORROWER. The borrowers (collectively the "SHANER HOTEL PORTFOLIO
     BORROWER PARTIES") are Shaner SPE Associates Limited Partnership, Shaner
     Trade Center Hotel Associates Limited Partnership and Shaner Pittsburgh
     Hotel Limited Partnership, three special-purpose, bankruptcy-remote entities, each with a corporate special-purpose, bankruptcy-remote entity general partner with an independent director. Legal counsel to each of the
     Shaner Hotel Portfolio Borrower Parties delivered a non-consolidation opinion in connection with the origination of the Shaner Hotel Portfolio
     Loan Group. The sponsors of the Shaner Hotel Portfolio Borrower Parties are
     (i) Shaner Hotel Group Limited Partnership, which has a 99% limited partnership interest in the Shaner Hotel Portfolio Borrower Parties (other than in Shaner Pittsburgh Hotel Limited Partnership) and (ii) Lance T.
     Shaner, who owns a 70% interest in Shaner Operating Corp., which is (a) the general partner of Shaner Hotel Group Limited Partnership and (b) the sole shareholder of the general partner of each of the Shaner Hotel Portfolio
     Borrower Parties. Shaner Hotel Group Limited Partnership is a privately held, fully integrated real estate investment and management company specializing in the identification, acquisition, improvement, operation and long-term ownership and management of hospitality properties. As of
     September 1, 2005, Shaner Hotel Group Limited Partnership owned and managed a portfolio of 23 hotels with more than 4,000 rooms. Lance T. Shaner guaranteed the non-recourse carve-outs of the Shaner Hotel Portfolio Trust

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -81-

GCCFC 2005-GG5

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--------------------------------------------------------------------------------

     Loan. The Shaner Hotel Portfolio Borrower Parties are affiliated with the borrowers under the mortgage loan identified on Annex A to the prospectus supplement as Jelms Hotel Portfolio.

o    GROUND LEASES. The Shaner Hotel Portfolio Borrower Parties have a leasehold interest in five of the Shaner Hotel Portfolio Properties pursuant to five separate ground leases (the "PITTSBURGH GROUND LEASE", the "CHATTANOOGA
     GROUND LEASE", the "CHARLESTON GROUND LEASE", the "DURHAM GROUND LEASE",
     and the "PARAMUS GROUND LEASE" and together the "SHANER HOTEL PORTFOLIO
     GROUND LEASES"). The Pittsburgh Ground Lease (which is an air rights lease)
     has a term that expires on October 31, 2051. The Chattanooga Ground Lease has a term that expires on July 14, 2025 (with two successive 15-year renewal terms). The Charleston Ground Lease has a term that expires on
     August 31, 2013 (with six successive ten-year renewal terms). The Durham
     Ground Lease (which also includes an air rights lease) has a term that expires on October 9, 2062. The Paramus Ground Lease has a term that expires on October 31, 2064. The Shaner Hotel Portfolio Ground Leases
     generally contain standard mortgagee protection provisions. See "Risk
     Factors - Risks Related to the Underlying Mortgage Loans - The Mortgage
     Pool Will Include Leasehold Mortgaged Properties" in the prospectus supplement.

o    RELEASE OF COLLATERAL. The Shaner Hotel Portfolio Loan Group documents permit the release of any or all of the properties after the Shaner Hotel
     Portfolio Properties Initial Defeasance Date, and in connection with a bona fide third party sale of such property, subject to the satisfaction of certain conditions, including: (i) the deposit of defeasance collateral in a minimum amount equal to the greater of (a) 100% of the net sale proceeds or (b) 125% of the allocated loan amount for the property being released,
     (ii) satisfaction of a underwritten DSCR test (calculated using underwritten cash flow and a 9.70% constant) such that the underwritten
     DSCR for the remaining properties shall be no less than the greater of (a)
     the underwritten DSCR immediately prior to the release and (b) 1.00x; (iii)
     no event of default then existing and (iv) other standard conditions. In the event of a defeasance of the Shaner Hotel Portfolio Loan Group relating to a release of any of the properties, such defeasance shall be allocated pro rata between the Shaner Hotel Portfolio Subordinate Companion Loan and
     either (i) the Shaner Hotel Portfolio Trust Loan (if the property released is one of the Shaner Trust Loan Priority Properties) or (ii) the Shaner
     Hotel Portfolio Senior Companion Loan (if the property released is one of the Shaner Senior Companion Loan Priority Properties); provided, however, that the applicable senior note shall receive a minimum defeasance amount specified in the related loan documents.

o    ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for collection of 5% of revenues received into an FF&E reserve. There was an initial deposit into the FF&E reserve of
     $1,770,000. At closing, the Shaner Hotel Portfolio Borrower Parties funded a PIP reserve of $10,369,077 for the payment of certain PIP work required by the franchisors at the Cromwell Crowne Plaza, Jacksonville Holiday Inn
     Sunspree and Augusta Holiday Inn (the "PIP PROPERTIES"). At closing, the
     Shaner Hotel Portfolio Borrower Parties funded a deferred-maintenance reserve of $350,751. There is a static ground rent escrow equal to one month of the ground rent payments. The loan documents also require the borrower to fund a seasonality reserve in the event that there is not an acceptable line of credit (for the benefit of Shaner Hotel Group Limited
     Partnership) in place. Additionally, the Shaner Hotel Portfolio Loan Group documents provide for the following cash flow sweeps into reserve accounts:
     (i) If the PIP work for the PIP Properties described above is not completed within 3 months following the targeted completion date for such PIP work, all excess cash flow (after payment of debt service, required reserves and operating expenses) is deposited into a reserve account until such time that the PIP work is completed; and (ii) if a franchise agreement is terminated or surrendered, all excess cash flow is deposited into a reserve account until the franchise agreement has been renewed, or sufficient funds are in this reserve account to cover any anticipated PIP work that may required in connection with a substitute franchise agreement.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

[Goldman Sachs LOGO]                                [RBS Greenwich Capital LOGO]

                                      -82-

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--------------------------------------------------------------------------------

o    LOCK BOX AND CASH MANAGEMENT. The loan requires hard lock boxes at all of the properties, which is in place. The loan documents require the Shaner
     Hotel Portfolio Borrower Parties to direct credit card receipts directly to a lender-controlled account. The Shaner Hotel Portfolio Borrower Parties and the property managers at each of the Shaner Hotel Portfolio Properties are required to deposit any funds received into local property lock box accounts within one business day of receipt. All local property lock boxes are automatically swept into a central lender-controlled account. Unless a
     Shaner Hotel Portfolio Cash Trap Period (defined below) is in effect, on each regularly scheduled payment date, any amounts in the lender-controlled account, after payment of debt service and required reserves, is disbursed to the borrower. A "SHANER HOTEL PORTFOLIO CASH TRAP PERIOD" means any period during which (i) an event of default (as defined in the loan documents) has occurred and is continuing, until the event of default is cured, (ii) the DSCR with respect to any calendar quarter through and including September 30, 2012, is less than 0.85x (based on actual net cash flow and a 9.70% constant); and (B) with respect to any calendar quarter thereafter, 1.25x (based on actual net cash flow and a 9.00% constant);
     provided, however, with respect to this clause (B), any Property that has been closed due to renovations or a franchise conversion during the relevant measuring period shall be excluded from the calculation of the minimum DSCR threshold (i.e., during the period that such property is closed, the net operating income for such property and the debt service attributable to the allocated loan amount of such property shall be excluded from such calculation of the minimum DSCR threshold). During a
     Shaner Hotel Portfolio Cash Trap Period, all remaining cash (after payment of debt service, reserves and approved operating expenses) is required to be deposited into a cash collateral account (which may be applied to the debt upon an event of default under the Shaner Hotel Portfolio Loan Group or toward a partial defeasance of the loan at any time subsequent to the third calculation date following the commencement of a Shaner Hotel
     Portfolio Cash Trap Period whether or not an event of default is continuing).

o    PROPERTY MANAGEMENT. Shaner Hotel Group L.P., the sponsor of the Shaner
     Hotel Portfolio Borrower Parties, is the property manager for all of the
     Shaner Hotel Portfolio Properties. The property manager receives a management fee on the Shaner Hotel Portfolio Properties equal to 3.0% of the gross revenue. The lender may require the borrower terminate the manager following one or more of the following events: (i) a monetary event of default shall be continuing, or (ii) a non-monetary event of default which gives rise to Lender delivering an acceleration notice as a result thereof or (iii) manager is in default (beyond any applicable notice and cure periods) under any management agreement, or (iv) upon the gross negligence, malfeasance or willful misconduct of the manager.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

o    TERRORISM INSURANCE. The Shaner Hotel Portfolio Properties are insured against acts of terrorism as part of its "all-risk" property coverage. The loan documents require the borrower to maintain terrorism insurance in an amount equal to 100% of the replacement cost of the Shaner Hotel Portfolio
     Properties, provided that such coverage is commercially available. In the event that coverage for terrorism is not included as part of the "all risk"
     property policy, the Shaner Hotel Portfolio Borrower Parties will, nevertheless be required to obtain coverage for terrorism (as stand alone coverage) to the extent available, in an amount equal to 100% of the replacement cost of the Shaner Hotel Portfolio Properties, subject to a premium cap equal to 125% of the aggregate insurance premiums payable with respect to all required insurance coverage for the last policy year in which coverage for terrorism was included as part of an all-risk policy, adjusted annually by a percentage equal to the increase in the Consumer
     Price Index. See "Risk Factors--Risks Related to the Underlying Mortgage
     Loans" in the prospectus supplement.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC,
Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC
(collectively the "UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. ALL
INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

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